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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:      (212) 632-6000

Date of fiscal year end:         12/31

Date of reporting period:      12/31/08

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2008

Lazard Funds Annual Report

U.S. Equity
Lazard U.S. Equity Value Portfolio
Lazard U.S. Strategic Equity Portfolio
Lazard U.S. Mid Cap Equity Portfolio
Lazard U.S. Small-Mid Cap Equity Portfolio
Lazard U.S. Small Cap Equity Value Portfolio

International Equity
Lazard Global Equity Income Portfolio
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio
Lazard International Small Cap Equity Portfolio

Emerging Markets
Lazard Emerging Markets Equity Portfolio
Lazard Developing Markets Equity Portfolio

Fixed Income
Lazard U.S. High Yield Portfolio

Capital Allocator
Lazard Capital Allocator Opportunistic
  Strategies Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
16	Performance Overviews
30	Information About Your Portfolio’s Expenses
33	Portfolio Holdings Presented by Sector
34	Portfolio Holdings Presented by Credit Rating
35	Portfolios of Investments
35	Lazard U.S. Equity Value Portfolio
37	Lazard U.S. Strategic Equity Portfolio
39	Lazard U.S. Mid Cap Equity Portfolio
41	Lazard U.S. Small-Mid Cap Equity Portfolio
43	Lazard U.S. Small Cap Equity Value Portfolio
45	Lazard Global Equity Income Portfolio
47	Lazard International Equity Portfolio
49	Lazard International Equity Select Portfolio
51	Lazard International Strategic Equity Portfolio
53	Lazard International Small Cap Equity Portfolio
55	Lazard Emerging Markets Equity Portfolio
57	Lazard Developing Markets Equity Portfolio
59	Lazard U.S. High Yield Portfolio
63	Lazard Capital Allocator Opportunistic Strategies Portfolio
65	Notes to Portfolios of Investments
68	Statements of Assets and Liabilities
72	Statements of Operations
76	Statements of Changes in Net Assets
84	Financial Highlights
98	Notes to Financial Statements
106	Report of Independent Registered Public Accounting Firm
107	Board of Directors and Officers Information
109	Other Information
112	Tax Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain the prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report 1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder:

A year ago, the mortgage crisis, the surging price of oil, and the weakening U.S. dollar all pointed to a significant economic downturn. However, few could have foreseen the extent to which these events would wreak havoc in the financial marketplace. After established Wall Street investment banks, such as Bear Stearns and Lehman Brothers, collapsed, and financial giants like AIG, Fannie Mae, and Freddie Mac required government assistance to stay afloat, investor confidence was severely shaken. All of this led to some of the most volatile financial markets in history and a cascade of economic problems in the latter part of 2008. The U.S. government is addressing these issues with a commitment of over $4.5 trillion to fight the credit crisis and economic downturn, with additional stimulus likely. At the same time, the fed funds rate has been reduced to, effectively, 0%.

As the credit crisis made its way around the globe during the past year, it became painfully evident that equity investors had very few places to hide. Global stock markets moved sharply lower in unison, a phenomenon that is common in times of heightened volatility. While credit markets are showing some tentative signs of thawing, risk aversion among investors remains historically high. Most leading indicators of global growth show few signs of bottoming, reflecting continued erosion in economic conditions.

While these events created a difficult environment for investing during the year, most of the Lazard Funds Portfolios outperformed their respective benchmarks for the whole of 2008. We believe that this outperformance was due to our disciplined approach to investment analysis and portfolio management.

During Lazard’s decades of asset management, there have been many notable downturns in the markets. In every instance, the market eventually recovered. Of course, everyone’s investment needs are unique. Seeking advice from your trusted investment advisor can also be an important step in making informed and intelligent decisions.

We would like to express our deepest gratitude to you as shareholders. We sincerely appreciate your continued confidence in our management capabilities, especially during these difficult times. We are honored that you have turned to Lazard for future guidance.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

U.S. Equities: Seeking a Base

In 2008, equity markets experienced one of their worst years in history amid further signs of a deepening recession, as home prices continued to fall and labor markets deteriorated. The credit markets were under continued stress, with the TED spread—the difference between interest rates on interbank loans and Treasury bills, and a barometer of banks’ willingness to lend to each other—at unusually high levels, as financial institutions remained wary about credit risk. Not only have the world’s largest economies (the United States, Europe, and Japan) faltered into recession, but the slowdown has also revealed the vulnerability of emerging economies, and sent the prices of many commodities to the lowest levels seen in recent years. Oil prices, which earlier in the year traded above $140 per barrel, plunged to five-year lows. The result was a growing focus on the risk of deflation; central banks around the world took aggressive moves in collaboration with the U.S. Federal Reserve (the “Fed”), which cut interest rates to near zero. Declines in gasoline prices and mortgage rates at the end of 2008 may have provided some much-needed relief to U.S. consumers.

While the financials and other cyclical sectors were hardest hit during the year, no sector was immune to the decline. Consumer staples was one of the best-performing sectors, followed by other defensive sectors such as utilities and health care. Conversely, a persistent global credit crunch and falling asset prices continued to weigh on financial stocks, despite the government’s efforts to inject needed capital into the banks. The consumer discretionary sector also posted large losses due to concerns over the future of the U.S. auto industry and overall weak consumer spending. In addition, the energy and materials sectors were weak on the back of slowing global demand, despite the sharp outperformance of these sectors in the first half of 2008.

It appears that investors have come to a reluctant realization of the severity of the economic crisis, and we believe the impact of deleveraging, after years of financial excess, will continue to be felt in many parts of the economy. As government intervention attempts to stabilize the financials sector and facilitate economic recovery by eliminating toxic assets, deleveraging banks, and injecting capital into the system, the result may be a more prolonged, but less severe, economic downturn. The system must deleverage to a new equilibrium.

International Equities:

Defensive Sectors Lead

International equity markets fell precipitously in 2008, ending the year down more than 40% as the global economy, led by the banking sector, embarked on the painful process of deleveraging. This resulted in a rapid slowdown in global economic growth, with many countries in technical recession by the end of the year. Equity markets fell sharply as profits began to collapse from a very high base, while the scarcity of capital produced a rise in the required return on equities and depressed the value placed on the reduced profit streams.

During the first half of 2008, investors focused on problems in developed economies, pushing down share prices of companies directly exposed to Western consumers. Retail and automotive stocks, as well as financials, performed particularly poorly. In contrast, belief in continued strong emerging market growth, allied to tight supply, pushed up the prices of key commodities (especially oil) in the first half of 2008. Oil, mining, and emerging markets stocks all performed relatively well during this period, and outperformance from defensive sectors, such as consumer staples and telecom services, was relatively muted.

This changed dramatically in the second half of the year, especially after Lehman

Annual Report 3

Brothers, a global financial services firm, declared bankruptcy in mid-September. Confidence in prospects for the global economy evaporated, and we saw a sudden and material change in behavior from both businesses and consumers in just about every market in the world. Commodity prices collapsed as customers frantically tried to reduce inventories and preserve cash, while retail sales and capital expenditures also came under severe pressure. Governments around the world started to adopt increasingly extreme and unorthodox policy measures in an attempt to shore up the banking system through provision of capital and guarantees, and to prevent recession from becoming depression through significant public spending programs. The finances (and in some cases, currencies) of individual countries were under pressure, as investors worried about sovereign risk. Russia and Ireland were two notable examples.

In this environment, the previously resilient commodity sectors were very weak, as were other industrial cyclical stocks and many emerging markets. The financials sector performed especially poorly as it became clear that equity holders may, in many cases, face substantial dilution caused by material infusions of fresh capital to support highly levered and poor-quality balance sheets. Defensive sectors (especially health care, but also consumer staples and telecom services) materially outperformed the overall equity market in the second half of 2008 and for the year as a whole. The Japanese market, which has much lower levels of financial leverage than other major markets, also held up relatively well for U.S. dollar investors, as the yen appreciated materially against the U.S. dollar during 2008. However, stock selection was important here because while domestic Japanese companies performed very well, Japanese exporters suffered from currency and macroeconomic issues.

Emerging Markets Equities:

Dramatic Correction

In 2008, shares in the developing world experienced a volatile, and weak, market environment. World markets, especially the U.S. capital markets, had to contend with extreme price movements in many fixed-income and bank instruments, as the Fed used powers it had not utilized for decades. The major outcome was the increased involvement of the Fed in corporate restructurings in the banking, mortgage and insurance industries in response to the deepening financial crisis. Markets rebounded significantly in April and May, as investors’ fears about a U.S. recession and financial crisis receded, but renewed worries about the credit crisis and the availability of funding to banks and corporations pushed markets sharply lower throughout most of the latter half of 2008, before it bounced off the lows in December. The biggest drops, by far, were experienced in September and October following the bankruptcy of Lehman Brothers, after which world capital markets had to contend with sharply higher credit costs and extreme risk aversion. Although the problem originated primarily in the United States and Western Europe, developing markets were dramatically affected by the forced selling by many global investors and speculators. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index fell more than 50% for the year. While performance was very weak across all regions, Africa outperformed, followed by Latin America, while the weakest performance was experienced in Eastern Europe.

While no countries delivered positive performance, the relatively small Moroccan equity market defended the best. Defensive returns were also seen in the more domestically focused markets of Columbia and Chile. In Israel and South Africa, where valuations were already discounted, perform-

4 Annual Report

ance was relatively good. Israeli markets also benefited from support from national pension funds, which continued to buy stocks. The biggest falls were experienced in Pakistan, as a result of political strife and the resignation of President Musharraf, and in Russia, a market heavily dependent on commodity prices (particularly oil and gas), which also suffered from political and financial risks and the conflict in Georgia. Sizeable decreases also occurred in Turkey and Hungary, both of which have considerable deficits, and were therefore adversely affected by the higher cost, and lower availability, of credit. Weak performance was also experienced in India.

The most defensive sectors were health care and consumer staples, followed by utilities and telecom services. The worst performing sector was industrials, followed by the energy, materials, financials, and consumer discretionary sectors.

High Yield Fixed Income:

Risk Reshapes the Markets

For the first half of 2008, high yield eked through a deteriorating market with very modest losses. However, late in the third quarter, investors grew more fearful as markets roiled as a result of the U.S. government’s varying activities in response to the deepening global financial crisis. In the opening days of the fourth quarter, most U.S. markets dropped significantly, as large financial institutions seemed to virtually disappear overnight. Government sectors posted robust positive returns following the flight-to-quality, while equities crashed and underperformed high yield. The U.S. high-yield market dropped almost 14% in the first two weeks of October, and returns remained negative until mid-December when the auto industry received the promise of governmental aid. In late December, the high-yield market experienced a strong technical rally. We think this is the begin-

ning of a technical correction, bringing the market back to where a willing institutional buyer and seller will transact on a security. Given the dislocation in the market and the severance of prices from fundamentals, this process may take some time to reach equilibrium.

Lazard U.S. Equity Value Portfolio

For the year ended December 31, 2008, the Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of (36.18)%, while Open Shares posted a total return of (36.43)%, as compared with the (36.85)% return for the Russell 1000® Value Index.

During the year, the Portfolio’s relative performance was aided by stock selection in the information technology sector, as credit card processor Visa outperformed the overall market. Visa reported better-than-expected earnings results for the most recent quarter, driven by significant growth in debit and credit card volumes as a result of the continued migration of payment volumes from cash to credit. Holdings in larger-cap technology stocks, such as IBM, also held up well during the year, as did opportunistic stock purchases such as Intel and Hewlett-Packard. The Portfolio’s relative performance also was aided by an overweight position in the defensive health care sector. As in the Lazard U.S. Strategic Equity Portfolio, shares of Wyeth defended well for the year.

Conversely, stock selection in the industrials sector detracted from performance. Similar to the Lazard U.S. Mid Cap Equity Portfolio, a position in Textron detracted significantly from returns due to the business jet cycle, as well as Textron’s finance subsidiary’s ability to issue commercial paper. Our sector weightings throughout the year also hurt performance. Our overweight position in the information technology sector diminished the benefit of our stock selection, as the sector underperformed due to fears of weak

Annual Report 5

demand amid a slowing economy. The Portfolio’s underweight position in the consumer staples sector also negatively impacted returns, as it was the best-performing sector in 2008 due to its defensive qualities.

Lazard U.S. Strategic Equity Portfolio

For the year ended December 31, 2008, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of (35.43)%, while Open Shares posted a total return of (35.63)%, as compared with the (37.00)% return for the S&P 500® Index.

During the year, the Portfolio’s relative performance was aided by an underweight position and strong stock selection in the financials sector. As in the Lazard U.S. Mid Cap Equity Portfolio, holdings such as Hudson City Bancorp, Public Storage, PartnerRe, and Marsh & McLennan held up well during the year. Also in the financials sector, JPMorgan Chase, Wells Fargo, and Travelers defended well over the year.

Stock selection in the health care sector benefited relative performance, as shares of Wyeth outperformed its peers and the market for the year. The company reported positive results from a new drug during the fourth quarter, and investors also appreciated the company’s attractive valuation, as well as the lowered patent expiry outlook for its drugs in coming years. Shares of Johnson & Johnson also added to relative outperformance for the year, as the global health care product company posted solid earnings results for the most recent quarter driven by strong sales growth outside the United States.

However, stock selection in the consumer discretionary sector detracted from performance. Shares of Liz Claiborne and Brinker International also hurt returns (see additional comments on page 7) within the Portfolio, and both positions were sold.

Stock selection in the consumer staples sector also hurt performance in 2008, as holdings such as Coca-Cola Enterprises and Smithfield Foods declined. Smithfield Foods, the world’s largest hog producer and pork processor, declined after reporting disappointing earnings as a result of surging feed costs. Coca-Cola Enterprises, a company that bottles and distributes the Coca-Cola Company’s beverages, declined after reporting disappointing earnings for the most recent quarter. Sales in North America were hurt by slowing demand for immediate-consumption products due to slower traffic at gas stations and convenience stores. The positions in Coca-Cola Enterprises and Smithfield Foods were sold completely.

Lazard U.S. Mid Cap Equity Portfolio

For the year ended December 31, 2008, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of (38.33)%, while Open Shares posted a total return of (38.53)%, as compared with the (41.46)% return for the Russell Midcap® Index.

During 2008, the Portfolio’s relative performance was aided by stock selection in the financials sector. Holdings in banks that we believe are well funded through large deposit bases, such as Hudson City Bancorp, and avoidance of companies most impacted by the credit crisis aided relative performance. Also within the financials sector, shares of Public Storage rose during the year due to the successful integration of its most recent acquisition, as the company’s pricing and occupancy algorithms proved very successful. Investors also began to appreciate the company’s strong balance sheet and dividend yield. Insurers such as PartnerRe and insurance broker Marsh & McLennan also held up well during the year. Stock selection in the health care sector benefited relative performance, as shares of Omnicare and Warner

6 Annual Report

Chilcott defended well during the difficult period. Omnicare, an institutional pharmacy services provider, rose sharply after posting better-than-expected earnings results that were driven by increased availability and use of generic drugs, as well as management’s cost cutting initiatives. Warner Chilcott also reported better-than-expected earnings as a result of lower costs.

Conversely, stock selection in the consumer discretionary sector detracted from performance. Some of our retail holdings, such as Liz Claiborne and Brinker International, fell sharply amid one of the worst consumer spending environments in recent history. At the time, we believed Liz Claiborne was taking the right actions to solidify its business model in the longer term, and we felt that there was significant inherent value in the Liz Claiborne stable of brands. However, there was risk that the short-term impact of the credit market could present a liquidity problem if the consumer spending environment was weaker than anticipated. Therefore, the position was sold during the quarter. Shares of Brinker International, a U.S. restaurant operator, fell sharply after the company announced lower-than-expected earnings as a result of lower customer traffic and increasing margin pressures. We also sold Brinker International as liquidity concerns mounted amid the very difficult environment. Stock selection in the industrials sector also detracted from performance over the year, as shares of Textron declined. Investors were concerned about the business jet cycle, as well as Textron’s finance subsidiary’s ability to issue commercial paper in the challenging environment.

Lazard U.S. Small-Mid Cap Equity Portfolio

Effective August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio. The Portfolio was previously referred to as Lazard U.S. Small Cap

Equity Portfolio. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small- and mid-cap U.S. companies. Also, effective August 25, 2008, Daniel Breslin and Andrew Lacey are new Portfolio management team members.

For the year ended December 31, 2008, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of (34.46)%, while Open Shares posted a total return of (34.73)%, as compared with the (35.47)% blended return for the combined Russell 2000® and Russell 2500® Indices. The Russell 2000 Index posted a return of (33.79)% for the year.

Main contributors to performance for the year were stock selection in the utilities, industrials, consumer discretionary and materials sectors, along with an underweight position in the consumer discretionary sector. Stock selection in the information technology, energy, health care and financials sectors detracted from performance.

The Portfolio continued to do well in the utilities sector, as South Jersey Industries, Vectren, and Wisconsin Energy all fared better than their market and sector peers. We believe that these companies have solid financials, and provide a defensive anchor in these turbulent market conditions.

In the industrials sector, performance was driven by strength in commercial and professional service holdings, which held up better than other, more capital intensive businesses within the space. Our positions in Duff & Phelps, a financial advisory provider, and Rollins, a pest control company, were two of the main contributors. In the transportation segment of the sector, Continental Airlines added to relative performance, as the Portfolio did well trading around its volatility.

Annual Report 7

The Portfolio retained its underweight position in the consumer discretionary sector, as it was difficult to find companies that met our risk/reward profile. Ongoing recessionary fears made us cautious of business models that rely on borrowing. The underweight position in the sector proved beneficial, as was our investment in Darden Restaurants, the casual dining restaurant chain operator.

Stock selection in the materials sector also added relative value over the year. Within the sector, our position in Ball Corp. performed relatively well.

Stock selection in the information technology sector detracted from performance. Hughes Communications, a satellite communications company, and Flextronics International, a provider of electronics manufacturing services, both declined significantly as recessionary concerns mounted and business conditions worsened.

Energy was another detractor from performance, as all holdings declined significantly with the falling price of oil. TXCO Resources fell considerably, as a significant portion of the company’s value is tied to newly discovered and untapped shale, where the company believes there are substantial reserves.

Health care was another major detractor from performance due to slowing business conditions and disappointing earnings results. Intuitive Surgical, a manufacturer of Da Vinci robotic surgical equipment, Skilled Healthcare Group, an operator of nursing homes and assisted living centers, and Air Methods, a provider of emergency aeromedical emergency transport services, were three such examples. Additionally, Five Star Quality Care, an assisted living provider, was weak due to disappointing demand.

Holdings in the financials sector detracted from performance as well, as the Portfolio held an underweight position in insurance companies, which held up relatively well. Stock selection in banks also added to the poor performance in the sector.

Lazard U.S. Small Cap Equity Value Portfolio

Since inception on March 31, 2008 through December 31, 2008, the Lazard U.S. Small Cap Equity Value Portfolio’s Institutional Shares posted a total return of (28.24)%, while Open Shares posted a total return of (28.43)%, as compared with the (23.96)% return for the Russell 2000 Value Index.

The majority of the Portfolio’s underperformance came in the earlier portion of the year, and was largely driven by our positions in the materials sector, our exposure to energy exploration and production companies, and positions in deeper value industrials. Performance in the latter portion of 2008 was more in line with the Index, as losses in financials, materials, and energy were mostly offset by gains in consumer staples, consumer discretionary, and the capital goods segment of the industrials sector.

Stock selection in the consumer staples sector was one of the strongest contributors to relative returns. Pantry, a gas station operator, rebounded almost 100% from earlier lows on anticipation of strong gas margins due to falling crude prices. Prestige Brands Holdings, which markets household and personal care products, also proved a strong contributor to returns.

Stock selection in the materials sector detracted from returns. Declining commodity prices, the global slowdown, and weakening end markets impacted many companies in this sector, including Rock-wood Holdings, Cytec Industries, and Innospec.

8 Annual Report

Within the financials sector, an underweight position and stock selection hurt performance. While we have been selective in this subsector, our two Florida banks, Colonial BancGroup and South Financial Group, were hit particularly hard in the fourth quarter, as credit continued to rapidly deteriorate in the state. Strong stock selection within real estate investment trusts (REITs) helped to partially offset these negative returns.

Our overweight exposure to service companies drove negative returns in the energy sector. Although we reduced our energy exposure after the reconstitution of the Index, we maintained a small overweight position in oilfield services. Declining oil and gas prices led to a sharp sell off during the year. Key Energy Services and Superior Energy Services both declined due to reductions in capital spending by their customers, as commodity prices receded.

The credit crunch and global economic slowdown have had a major impact on small-cap value companies. The year 2008 witnessed indiscriminate selling indicative of the role played by deleveraging and fund liquidations. Many leading companies with healthy balance sheets and defensible, less cyclical businesses have experienced sharp sell offs, along with leveraged, cyclical companies.

Lazard Global Equity Income Portfolio

Since inception on March 31, 2008 through December 31, 2008, the Lazard Global Equity Income Portfolio’s Institutional Shares posted a total return of (34.63)%, while Open Shares posted a total return of (34.57)%, as compared with the (36.28)% return for the MSCI All Country World® Index.

During the year, the Portfolio’s relative performance was aided by overweight positions and stock selection in the telecom services sector. Shares of Egyptian wireless provider,

The Egyptian Company for Mobile Services (Mobinil), rebounded strongly as previous concerns that inflation may impact discretionary spending were alleviated by the dramatic declines in both energy and agricultural commodities. Shares of USA Mobility, a provider of wireless communication services in the United States, also rose as the company implemented a share repurchase program.

Stock selection in the information technology sector also helped returns, as the ongoing efforts by world governments to avoid a severe global recession helped improve investor sentiment toward the sector. Stock selection in the energy sector also added to relative performance, as shares of large, integrated energy companies, such as Total and Eni, performed well despite falling oil prices.

However, our stock selection in the financials sector detracted from performance for the year. After a strong rebound in the third quarter, bank holdings fell in the fourth quarter as the collapse of Lehman Brothers triggered a global credit crunch, disrupting interbank lending markets and raising concerns over a sharp slowdown, which led to significantly increased credit costs. In addition, various government capital injections into the financials sector included restrictions on dividend payments, which led to further uncertainty over the sustainability of dividend payments in the sector as a whole. As a result of the deteriorating environment for banks, regulatory uncertainty over future dividend payments, and the greater predictability of dividends in other sectors following the market declines, the Portfolio’s weight in the financials sector was reduced during the quarter.

Stock selection in the consumer discretionary sector also hurt the Portfolio’s performance, as shares of the Turkish unit of

Annual Report 9

Ford Motor, Ford Otomotiv Sanayi, declined amid weakness in car sales in Europe. Shares of TABCorp Holdings, the largest wagering and gaming services company in Australia, also underperformed due to regulatory setbacks.

It was a challenging period for equity income strategies, as the high-yield portion of the market was directly impacted by the intensification of the financial crisis. However, the relative performance of high-yielding stocks improved significantly in the second half of 2008. While the credit crunch following Lehman’s collapse triggered a dramatic decline in economic activity around the world, the response of governments, particularly in the United States, has been equally dramatic.

Lazard International Equity Portfolio

For the year ended December 31, 2008, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of (37.75)%, while Open Shares posted a total return of (37.98)%, as compared with the (43.38)% return for the MSCI Europe, Australasia and Far East (EAFE®) Index.

The Portfolio’s strong relative performance in these highly challenging market conditions was largely based on strong security selection in the financials sector, as well as the Portfolio’s defensive posture in consumer staples, health care and utilities, coupled with underweight exposures to the financials and materials sectors. However, security selection in the telecom services and consumer staples sectors detracted from returns.

In the financials sector, Japanese apartment-builder Daito Trust Construction defended well—its asset light business model was a stabilizing force that allowed it to produce and sustain returns superior to its peers. Conversely, Old Mutual fell on concerns over the nature of its South African domicile, as well as the sensitivity to equities inherent in its insurance and asset management businesses. More broadly, the sizeable underweight position in the sector was helpful, as it was the worst performer in 2008.

Swiss pharmaceutical company Novartis was among the strongest relative performers for the Portfolio, as investors sought the company’s resilient cash flow. French gas company GDF Suez was also a strong relative performer due to its defensive position and the synergies anticipated from the merger of Gaz de France and Suez. The Portfolio’s year-long underweight exposure to the materials sector proved rewarding, as our fears over valuations and the sustainability of returns in the sector proved justified.

In the telecom services sector, Telenor and Nokia were sources of negative attribution for the Portfolio. Telenor, based in Norway, declined on shareholder concerns over the dilutive effects of a potential capital raise. Nokia, based in Finland, declined on the back of weaker conditions in the mobile phone handset market, increased price competition, and worsening consumer confidence.

Lazard International Equity Select Portfolio

For the year ended December 31, 2008, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of (38.74)%, while Open Shares posted a total return of (39.00)%, as compared with the (43.38)% return of the MSCI EAFE Index.

The Portfolio’s strong relative performance in these highly challenging market conditions was largely based on strong stock selection in the financials and information technology sectors, as well as favorable underweight exposures to the financials and materials sectors. However, security selec-

10 Annual Report

tion in the industrials and telecom services sectors detracted from returns.

In the financials sector, insurer Zurich Financial Services performed well. The company was helped by its lack of exposure to the U.S. subprime mortgage crisis, and benefited from higher income at its property and casualty insurance divisions. Conversely, Banco Santander fell heavily as the banking sector was plagued by capital concerns. More broadly, our sizeable underweight position in the sector was helpful, as it was the worst performer in 2008. Pharmaceutical companies Roche and Novartis were among the strongest relative performers for the Portfolio, as investors sought out their resilient cash flows. Roche benefited from a low initial valuation that was predicated on the fears of generic competition and patent expiries plaguing the wider sector. Our significant underweight exposure to the materials sector over the year proved rewarding, as our fears over valuations and the sustainability of returns in the sector were justified.

In the information technology sector, Nokia was a source of negative attribution for the Portfolio. The Finnish company declined on the back of weaker conditions in the mobile phone handset market, increased price competition, and worsening consumer confidence. Lastly, in the telecom services sector, Vodafone Group defended well, as it showed an increased focus on cash generation. Russian mobile telecommunications company Mobile TeleSystems was particularly weak as the Russian market sold-off heavily, partly due to perceptions of higher political risk.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2008, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of (39.98)%, while Open Shares posted a total return of (40.18)%, as compared with the (43.38)% return for the MSCI EAFE Index.

The major positive contributions to relative performance for the year came from stock selection in the consumer discretionary, financials, and utilities sectors. In the consumer discretionary sector, the resilient profits at cable company Jupiter Telecommunications (Japan), and at Vivendi (France), were recognized by investors. In the financials sector, Daito Trust Construction, a domestic Japanese builder of low-rise apartment blocks, was supported by its low initial valuation and niche business model. The Portfolio also maintained a very low exposure to banking stocks during 2008 that proved beneficial, as these companies fell sharply over the year. Finally, in the utilities sector, overweight positions in GDF Suez and nuclear energy company British Energy Group helped performance.

The major detractors from performance during the year were concentrated in the energy, industrials, and materials sectors. In the materials sector, the large scale of macroeconomic deterioration overwhelmed company-specific developments at Indian cement company Grasim, Eastern Platinum, and Russian private railroad operator Globaltrans. Despite Russia’s high level of U.S. dollar reserves, the economy is leveraged and dependent on the price of oil, which put Russia, in particular, under pressure as the global economic downturn gained speed and scale. Gazprom, Russia’s state oil and gas company, also fell sharply. We believed that shares of UK Coal were attractively valued, based on both its property assets and its gradual repricing of historic coal supply contracts. However, the value case was undone by the worsening external environment and material operating issues at the company.

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Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2008, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of (49.84)%, while Open Shares posted a total return of (50.02)%, as compared with the (47.01)% return for the MSCI EAFE Small Cap Index.

For the year, stock selection in Japan and the Netherlands detracted from performance, while stock selection in France was strong on a relative basis. In terms of sectors, stock selection in the energy, consumer discretionary, and financials sectors hampered performance, while stock selection in the utilities and health care sectors contributed positively to relative performance.

A top performer for the year was Neopost, the French manufacturer of mailing systems. Neopost is a leading global competitor in the mailing systems industry. The company was able to benefit from a shift in the demand for their products due to postal decertification, as customers had to upgrade their postal machines by the end of the 2008. This changeover also enabled the company to cross-sell new products and services with a greater recurring revenue element into their existing customer base, which we believe should help future growth and profitability.

An underperformer for the year was Dutch oil services company Fugro, after the price of oil peaked in July and then fell dramatically through the remainder of the year. Other energy-related names, such as Norway-based companies Odim and Songa Offshore, were also underperformers in sympathy with the declining price of oil.

In the financials sector, Gottex Fund Management Holdings, a U.K.-based fund of funds manager, contributed negatively to the Portfolio. Gottex historically grew its assets under management very quickly and had a credible track record of providing positive risk-adjusted returns by the selection of its managers. Given the difficult equity market conditions and the mediocre returns of many hedge fund managers during the past few quarters, however, Gottex is unlikely to receive substantial performance fees this year, which historically complemented their more secure management fees.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2008, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of (47.88)%, while Open Shares posted a total return of (48.09)%, as compared with the (53.33)% return for the MSCI Emerging Markets Index.

For the year, the Portfolio’s relative performance was aided by stock selection in the consumer discretionary, utilities, and information technology sectors, and within Turkey, India, Malaysia, and the Philippines. Also helpful was an underweight exposure to the energy sector, and an overweight exposure to the consumer staples sector, Mexico, and Brazil. Cemig, a Brazilian electric utility company, performed well on a relative basis as a result of its defensive nature, with stable cash flows and an attractive dividend. We sold the position in Cemig due to its outperformance. Taiwan Semiconductor, a leading foundry company, defended well as key competitors announced capital spending reductions, which reinforced the market perception that Taiwan Semi’s competitive advantage continued to grow.

Conversely, stock selection in the materials, telecom services, financials, energy, and industrials sectors, and within Russia and Israel hurt performance, as did an underweight exposure to China. Within Russia, Mobile TeleSystems, a telecom services com-

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pany, experienced weakness from forced selling within the Russian market and currency concerns. A significant detractor from performance during the second half of 2008 was Satyam Computer Services, an Indian software company, whose share price fell sharply due to the company’s initial efforts to buy assets from its founder. Shares of JHSF Participacoes, a Brazilian real estate company, fell on fears that a decline in credit availability would negatively affect their operations.

Lazard Developing Markets Equity Portfolio

Since inception on September 30, 2008 through December 31, 2008, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of (34.54)%, while Open Shares posted a total return of (34.60)%, as compared with the (27.60)% return for the MSCI Emerging Markets Index.

Over the quarter, the MSCI Emerging Markets Index fell significantly, as Asian shares performed better than those in Latin American and, especially, Eastern European markets. The most notable features of the quarter were the severe decreases of emerging market currencies and commodity prices, most notably crude oil, which dropped to below $40 per barrel.

In Latin America, all markets finished the quarter sharply lower, as did all markets in Europe, the Middle East, Africa, and Asia. By sector, energy, information technology, industrials, consumer staples, financials, and materials all performed worse than the Index over the quarter. Significant outperformers included the health care, telecom services, and utilities sectors.

Over the quarter, a position in BanColombia, Colombia’s largest bank, added to performance. The stock was up because third quarter asset quality showed some stability after deteriorating from the start of the year. Shares of HDFC Bank, an Indian private sector bank, performed well on a relative basis due to resilient growth versus its peers, despite ongoing banking system uncertainties. China Mobile performed better during the quarter, as investors became less concerned about government regulations that may negatively affect the company. Shares in Ultrapar Participacoes, a Brazilian fuel distribution and specialty chemicals firm, defended well based on its solid business model, good execution and a positive outlook, and added to the Portfolio’s relative performance for the period. Stock selection in the financials sector, as well as within India and Indonesia also added to returns for the quarter, as did underweight positions in Taiwan, Korea, and the energy and information technology sectors, as well as overweight exposure to South Africa and the health care sector.

Conversely, an overweight exposure to the consumer discretionary sector and to Russia detracted from returns for the quarter. An underweight exposure to the telecom services sector, and stock selection within the consumer staples, consumer discretionary, energy, health care and industrials sectors, and in Russian, Brazil, South Africa, and China hurt performance as well. Specific positions that performed poorly over the quarter include TMK, a Russian oil and gas pipe producer, which fell sharply due to debt refinancing problems and concerns over cuts in orders from some of their major clients. Zhaikmunai, a Kazakhstan-based oil and gas exploration and production company, performed poorly as a result of falling oil prices and investor concerns over potential additional capital needs for financing its capital expenditure program. Shares of the Dutch brewer Efes Breweries International fell due to concerns over a weaker currency and softer consumer spending. Last, shares in Suntech Power, a Chinese designer,

Annual Report 13

developer, and manufacturer of a variety of photovoltaic cells and modules, were down because of high-priced polysilicon inventory and a decline in the average selling price of the company’s modules.

Lazard U.S. High Yield Portfolio

For the year ended December 31, 2008, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of (20.24)%, while Open Shares posted a total return of (20.35)%, as compared with the (26.39)% return for the Merrill Lynch High Yield Master II® Index.

The Portfolio modestly underperformed the Index in the second quarter when the market bounced, but outperformed in the other three quarters and for the year. The Portfolio’s performance was positively affected on a relative basis by its higher-quality focus and by security selection. Additionally, relative performance was helped by an overweight exposure to the capital goods and cable sectors. Performance was hurt by underweight positions in the utilities and auto-related sectors. We reduced our exposure to GMAC and Ford Motor Credit in the third quarter of 2008, as their long-term viability appeared in question. As the credit cycle turned, we became more defensive by raising the credit quality of our holdings. Approximately 64% of the holdings, as measured by Portfolio weightings, are rated double B or better by Standard & Poor’s, and 73% of the Portfolio’s holdings are rated B+ or better.

For the year, better-quality high yield (BB and B+) strongly outperformed the lower-quality tiers.

Lazard Capital Allocator Opportunistic Strategies Portfolio

From inception on March 26, 2008, through December 31, 2008, the Lazard Capital Allocator Opportunistic Strategies (LCAOS)

Portfolio’s Institutional Shares returned (23.64)%. From inception on March 31, 2008 through December 31, 2008, the LCAOS Portfolio’s Open Shares posted a total return of (23.44)%. The benchmark returns from March 31, 2008 through December 31, 2008 were (20.36)% for Global Market Exposure Index*, and (34.81)% for the MSCI World® Index.

The LCAOS Portfolio is a portfolio of global investments, comprising of between 10 and 30 holdings that are adjusted dynamically to changing market and economic conditions. Portfolio weightings between equities and fixed income, countries, sectors, and asset classes are based on a forward-looking assessment of global capital markets risk/reward and opportunities using a proprietary probability methodology. Investments are generally made using baskets of securities, including, but not limited to, exchange-traded funds (ETFs) and closed-end funds.

During the period, the Portfolio was positioned in approximately 60% equity and 40% fixed-income. Within the equity allocation, performance in the first portion of the period benefited on a relative basis from exposure to materials, Brazil, natural gas, oil and gas services, and nuclear energy ETFs. Conversely, performance was hurt by investments in financials, especially regional banks, and alternative energy. During the second half of the year, all equity positions detracted from performance, as global equity markets declined severely. Holdings in the consumer staples and health care sectors were relative outperformers.

An important component of the Portfolio in terms of risk management is the inclusion of fixed-income as a diversifying asset class. The Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index) rose just over 5% during the

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year, although performance among the various fixed income sectors was highly varied: U.S. Treasurys were up over 13%, but the corporate sector fell almost 5%; the asset-backed securities (ABS) sector fell over 12%; and the commercial mortgage-backed securities (CMBS) sector fell just over 20%. The Portfolio had diversified exposure to all of these sectors, which provided benefits rela-

tive to the equity market; however, our exposure to the corporate fixed income sector hurt performance over the year.

The Portfolio also utilized investments in derivatives, for example, option and futures contracts, to hedge equity- or commodity-based Portfolio exposure.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

*

The Global Market Exposure Index is a blended index constructed by the Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR).

Annual Report 15

The Lazard Funds, Inc. Performance Overviews

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns* Periods Ended December 31, 2008

	One Year	Since Inception†

U.S. Equity Value Portfolio**

Institutional Shares	(36.18)%	(6.05)%

Open Shares	(36.43)	(6.30)

Russell 1000 Value Index	(36.85)	(7.34)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

16 Annual Report

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended December 31, 2008

	One Year	Since Inception†

U.S. Strategic Equity Portfolio**

Institutional Shares	(35.43)%	(5.46)%

Open Shares	(35.63)	(5.72)

S&P 500 Index	(37.00)	(5.23)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

Annual Report 17

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns* Year Ended December 31, 2008

	One Year	Five Years	Ten Years

U.S. Mid Cap Equity Portfolio**

Institutional Shares	(38.33)%	(1.32)%	4.06%

Open Shares	(38.53)	(1.61)	3.74

Russell Midcap Index	(41.46)	(0.71)	3.18

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Mid Cap Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

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Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2000/2500 Blended Index and Russell 2000® Index*

Average Annual Total Returns* Year Ended December 31, 2008

	One Year	Five Years	Ten Years

U.S. Small-Mid Cap Equity Portfolio**

Institutional Shares	(34.46)%	(2.88)%	3.21%

Open Shares	(34.73)	(3.20)	2.94

Russell 2000/2500 Blended Index	(35.47)	(1.44)	2.76

Russell 2000 Index	(33.79)	(0.93)	3.02

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2000/2500 Blended Index comprised of the Russell 2000 Index from Inception to August 24, 2008 and the Russell 2500® Index from August 25, 2008 to December 31, 2008. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

Before August 25, 2008, the Portfolio was known as Lazard Small Cap Portfolio and Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and had a different investment strategy.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Annual Report 19

Lazard U.S. Small Cap Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small Cap Equity Value Portfolio and Russell 2000 Value Index*

Total Returns* Period Ended December 31, 2008

Since Inception†

U.S. Small Cap Equity Value Portfolio**

Institutional Shares	(28.24)%

Open Shares	(28.43)

Russell 2000 Value Index	(23.96)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2008.

20 Annual Report

Lazard Global Equity Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Income Portfolio and Morgan Stanley Capital International (MSCI®) All Country World® Index*

Total Returns* Period Ended December 31, 2008

Since Inception†

Global Equity Income Portfolio**

Institutional Shares	(34.63)%

Open Shares	(34.57)

MSCI All Country World Index	(36.28)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2008.

Annual Report 21

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and MSCI Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns* Year Ended December 31, 2008
	One Year	Five Years	Ten Years
International Equity Portfolio**

Institutional Shares	(37.75)%	1.85%	0.59%

Open Shares	(37.98)	1.52	0.29

MSCI EAFE Index	(43.38)	1.66	0.80

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

22 Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns* Periods Ended December 31, 2008
	One Year	Five Years	Since Inception†
International Equity Select Portfolio**

Institutional Shares	(38.74)%	0.86%	0.84%

Open Shares	(39.00)	0.54	0.56

MSCI EAFE Index	(43.38)	1.66	1.46

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

Annual Report 23

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns* Periods Ended December 31, 2008

	Institutional Shares		Open Shares
	One Year	Since Inception†	One Year	Since Inception†

International Strategic Equity Portfolio**	(39.98)%	(2.51)%	(40.18)%	(7.70)%

MSCI EAFE Index	(43.38)	(4.91)	(43.38)	(9.46)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

	**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

	†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

24 Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns* Year Ended December 31, 2008
	One Year	Five Years	Ten Years
International Small Cap Equity Portfolio**

Institutional Shares	(49.84)%	(1.71)%	3.57%

Open Shares	(50.02)	(1.98)	3.19

MSCI EAFE Small Cap Index	(47.01)	1.14	4.31

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard International Small Cap Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Annual Report 25

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns* Year Ended December 31, 2008
	One Year	Five Years	Ten Years
Emerging Markets Equity Portfolio**

Institutional Shares	(47.88)%	10.82%	10.58%

Open Shares	(48.09)	10.53	10.27

MSCI Emerging Markets Index	(53.33)	7.66	9.02

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Emerging Markets Portfolio.

	**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

26 Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI Emerging Markets Index*

Total Returns* Period Ended December 31, 2008

Developing Markets Equity Portfolio**	Since Inception†

Institutional Shares	(34.54)%

Open Shares	(34.60)

MSCI Emerging Markets Index	(27.60)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Annual Report 27

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns* Year Ended December 31, 2008

	One Year	Five Years	Ten Years
U.S. High Yield Portfolio**

Institutional Shares	(20.24)%	0.78%	0.25%

Open Shares	(20.35)	0.51	(0.01)

Merrill Lynch High Yield Master II Index	(26.39)	(0.86)	2.04

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard High Yield Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

28 Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Market Exposure Index*

Total Returns* Period Ended December 31, 2008

	Institutional Shares Since Inception†	Open Shares Since Inception†

Capital Allocator Opportunistic Strategies Portfolio**	(23.64)%	(23.44)%

MSCI World Index	(35.08)	(34.81)

Global Market Exposure Index	(20.38)	(20.36)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Market Exposure Index is a blended index constructed by the Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR). The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Annual Report 29

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2008 through December 31, 2008 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08	Annualized Expense Ratio During Period 7/1/08 - 12/31/08

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$734.80	$4.36	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08	1.00%
Open Shares
Actual	$1,000.00	$733.60	$5.64	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.63	$6.57	1.30%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$720.30	$4.63	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.44	1.07%
Open Shares
Actual	$1,000.00	$718.80	$5.83	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85	1.35%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$677.60	$3.85	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.63	0.91%
Open Shares
Actual	$1,000.00	$676.30	$4.93	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$5.94	1.17%

30 Annual Report

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08	Annualized Expense Ratio During Period 7/1/08 - 12/31/08

U.S. Small-Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$720.10	$5.67	1.31%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.65	1.31%
Open Shares
Actual	$1,000.00	$719.40	$7.09	1.64%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.31	1.64%

U.S. Small Cap Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$768.30	$5.56	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.35	1.25%
Open Shares
Actual	$1,000.00	$767.10	$6.89	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.34	$7.87	1.55%

Global Equity Income Portfolio
Institutional Shares
Actual	$1,000.00	$710.60	$5.37	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.34	1.25%
Open Shares
Actual	$1,000.00	$712.00	$6.67	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.34	$7.86	1.55%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$717.40	$3.98	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.68	0.92%
Open Shares
Actual	$1,000.00	$716.20	$5.53	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.69	$6.51	1.28%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$685.90	$4.87	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Open Shares
Actual	$1,000.00	$684.80	$6.13	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.86	$7.34	1.45%

International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$683.80	$3.88	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.53	$4.65	0.92%
Open Shares
Actual	$1,000.00	$682.90	$5.40	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.72	$6.47	1.28%

Annual Report 31

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08	Annualized Expense Ratio During Period 7/1/08 - 12/31/08

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$550.40	$3.13	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.10	$4.07	0.80%
Open Shares
Actual	$1,000.00	$549.50	$4.49	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.86	1.15%

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$566.00	$4.65	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$6.00	1.18%
Open Shares
Actual	$1,000.00	$564.60	$6.51	1.66%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.82	$8.39	1.66%

Developing Markets Equity Portfolio**
Institutional Shares
Actual	$1,000.00	$654.60	$5.41	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60	1.30%
Open Shares
Actual	$1,000.00	$654.00	$6.65	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11	1.60%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$795.20	$2.48	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.37	$2.80	0.55%
Open Shares
Actual	$1,000.00	$795.30	$3.83	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32	0.85%

Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares
Actual	$1,000.00	$740.70	$4.46	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.18	1.02%
Open Shares
Actual	$1,000.00	$739.50	$5.77	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.70	1.32%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

**	Developing Markets Equity Portfolio commenced operations on September 30, 2008.

32 Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2008

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard U.S. Small Cap Equity Value Portfolio

Consumer Discretionary	7.2%	5.9%	11.0%	11.9%	6.6%
Consumer Staples	6.7	13.9	7.9	7.0	3.4
Energy	17.8	13.7	7.5	2.2	2.6
Financials	17.4	13.8	17.1	18.8	29.8
Health Care	19.1	13.6	11.8	10.3	4.9
Industrials	8.2	11.9	15.8	22.0	12.7
Information Technology	7.9	16.6	11.8	16.0	20.7
Materials	6.5	4.5	9.2	1.6	8.0
Telecommunication Services	5.7	1.7	1.0	—	2.2
Utilities	3.5	1.7	5.1	6.3	9.1
Short-Term Investments	—	2.7	1.8	3.9	—

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Global Equity Income Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

Consumer Discretionary	6.4%	3.3%	0.9%	8.0%	11.2%
Consumer Staples	7.8	16.4	22.6	20.3	1.6
Energy	12.7	11.2	14.1	6.8	3.8
Financials	13.9	17.1	15.7	16.8	17.2
Health Care	4.4	11.6	14.9	8.9	13.4
Industrials	7.2	9.3	3.4	11.1	26.8
Information Technology	6.5	5.9	7.6	2.4	13.6
Materials	8.1	1.9	—	1.5	7.6
Telecommunication Services	14.4	11.9	12.9	9.4	—
Utilities	0.5	8.0	7.9	11.6	1.8
Short-Term Investments	18.1	3.4	—	3.2	3.0

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	9.5%	11.6%	2.2%
Consumer Staples	11.3	3.8	9.0
Energy	11.0	11.0	18.5
Financials	16.5	24.3	12.6
Health Care	2.0	3.5	7.7
Industrials	9.5	11.6	14.1
Information Technology	7.6	6.1	10.4
Materials	11.0	10.1	17.5
Telecommunication Services	15.8	8.1	1.0
Utilities	1.2	1.4	4.7
Short-Term Investments	4.6	8.5	2.3

Total Investments	100.0%	100.0%	100.0%

*          Represents percentage of total investments.

Annual Report   33

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating December 31, 2008

S&P Credit Rating*	Lazard U.S. High Yield Portfolio

BBB	4.8%
BBB-	14.2
BB+	9.7
BB	16.9
BB-	15.5
B+	7.0
B	14.7
B-	6.5
CCC+	2.5
CCC	1.4
CCC-	0.6
C	0.2
D	0.8
Short-Term Investments	5.2

Total Investments	100.0%

*          Represents percentage of total investments.

34   Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2008

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks | 96.7%

Alcohol & Tobacco | 2.8%
Altria Group, Inc.	4,500	$67,770
Molson Coors Brewing Co., Class B	1,100	53,812
Reynolds American, Inc.	1,700	68,527

		190,109

Automotive | 0.3%
The Goodyear Tire & Rubber Co. (a)	3,270	19,522

Banking | 7.8%
Bank of America Corp.	10,911	153,627
Bank of New York Mellon Corp.	2,374	67,256
Marshall & Ilsley Corp.	2,900	39,556
PNC Financial Services Group, Inc.	1,100	53,900
U.S. Bancorp	1,400	35,014
Wells Fargo & Co.	5,880	173,342

		522,695

Cable Television | 1.5%
Comcast Corp., Class A	6,030	97,384

Chemicals | 2.8%
Air Products & Chemicals, Inc.	1,050	52,783
Cytec Industries, Inc.	1,600	33,952
RPM International, Inc.	3,100	41,199
The Dow Chemical Co.	3,920	59,153

		187,087

Computer Software | 2.4%
Microsoft Corp.	4,920	95,645
Oracle Corp. (a)	3,600	63,828

		159,473

Consumer Products | 1.6%
International Flavors & Fragrances, Inc.	1,300	38,636
The Procter & Gamble Co.	1,135	70,166

		108,802

Drugs | 9.5%
Amgen, Inc. (a)	900	51,975
Eli Lilly & Co.	1,200	48,324
Merck & Co., Inc.	4,600	139,840
Pfizer, Inc.	13,894	246,063
Wyeth	4,000	150,040

		636,242

Description	Shares	Value

Electric | 3.4%
American Electric Power Co., Inc.	1,300	$43,264
Entergy Corp.	570	47,384
Exelon Corp.	760	42,264
FirstEnergy Corp.	980	47,608
PG&E Corp.	1,200	46,452

		226,972

Energy Exploration & Production | 3.2%
Anadarko Petroleum Corp.	1,300	50,115
Apache Corp.	560	41,737
Devon Energy Corp.	855	56,182
Newfield Exploration Co. (a)	1,570	31,008
Occidental Petroleum Corp.	580	34,794

		213,836

Energy Integrated | 14.0%
Chevron Corp.	3,261	241,216
ConocoPhillips	2,650	137,270
Exxon Mobil Corp.	6,356	507,400
Marathon Oil Corp.	1,920	52,531

		938,417

Financial Services | 3.9%
Ameriprise Financial, Inc.	1,600	37,376
JPMorgan Chase & Co.	5,176	163,199
Prudential Financial, Inc.	1,100	33,286
State Street Corp.	700	27,531

		261,392

Food & Beverages | 0.7%
Kraft Foods, Inc., Class A	1,804	48,437

Forest & Paper Products | 2.7%
Ball Corp.	1,400	58,226
Kimberly-Clark Corp.	679	35,810
Owens-Illinois, Inc. (a)	3,100	84,723

		178,759

Health Services | 3.3%
Aetna, Inc.	3,800	108,300
Community Health Systems, Inc. (a)	2,000	29,160
WellPoint, Inc. (a)	1,950	82,153

		219,613

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)
Insurance | 5.1%
Everest Re Group, Ltd.	550	$41,877
Lincoln National Corp.	1,681	31,670
MetLife, Inc.	1,900	66,234
The Allstate Corp.	1,680	55,037
The Travelers Cos., Inc.	1,800	81,360
Willis Group Holdings, Ltd.	2,500	62,200

		338,378

Leisure & Entertainment | 3.4%
News Corp., Class A	5,141	46,732
Time Warner, Inc.	11,500	115,690
Viacom, Inc., Class B (a)	3,400	64,804

		227,226

Manufacturing | 7.9%
Deere & Co.	1,100	42,152
General Electric Co.	9,375	151,875
Goodrich Corp.	1,000	37,020
Honeywell International, Inc.	1,300	42,679
PACCAR, Inc.	1,100	31,460
Parker Hannifin Corp.	1,200	51,048
Rockwell Collins, Inc.	1,100	42,999
Textron, Inc.	2,200	30,514
The Boeing Co.	1,500	64,005
United Technologies Corp.	710	38,056

		531,808

Medical Products | 5.7%
AmerisourceBergen Corp.	1,200	42,792
Boston Scientific Corp. (a)	7,500	58,050
Hospira, Inc. (a)	1,700	45,594
Johnson & Johnson	2,200	131,626
Medtronic, Inc.	1,600	50,272
Thermo Fisher Scientific, Inc. (a)	1,500	51,105

		379,439

Metals & Mining | 0.8%
Freeport-McMoRan Copper & Gold, Inc.	600	14,664
Newmont Mining Corp.	900	36,630

		51,294

Description	Shares	Value

Retail | 3.1%
CVS Caremark Corp.	3,200	$91,968
Limited Brands, Inc.	5,400	54,216
Phillips-Van Heusen Corp.	1,400	28,182
The Gap, Inc.	2,700	36,153

		210,519

Semiconductors & Components | 1.2%
Analog Devices, Inc.	1,700	32,334
Tyco Electronics, Ltd.	2,800	45,388

		77,722

Technology | 0.7%
International Business Machines Corp.	560	47,130

Technology Hardware | 3.4%
Brocade Communications Systems, Inc. (a)	15,700	43,960
Cisco Systems, Inc. (a)	2,800	45,640
Dell, Inc. (a)	2,700	27,648
Hewlett-Packard Co.	2,400	87,096
Motorola, Inc.	4,740	20,998

		225,342

Telecommunications | 5.5%
AT&T, Inc.	9,430	268,755
Verizon Communications, Inc.	2,959	100,310

		369,065

Total Common Stocks
(Identified cost $8,753,611)		6,466,663

Total Investments | 96.7%
(Identified cost $8,753,611) (b)		$6,466,663

Cash and Other Assets in Excess of Liabilities | 3.3%		221,768

Net Assets | 100.0%		$6,688,431

The accompanying notes are an integral part of these financial statements.

36	Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 97.2%

Alcohol & Tobacco | 4.7%
Molson Coors Brewing Co., Class B	20,700	$1,012,644
Philip Morris International, Inc.	17,500	761,425
Reynolds American, Inc.	28,700	1,156,897

		2,930,966

Banking | 5.5%
Bank of America Corp.	47,614	670,405
Hudson City Bancorp, Inc.	18,200	290,472
JPMorgan Chase & Co.	24,191	762,742
PNC Financial Services Group, Inc.	13,900	681,100
Wells Fargo & Co.	34,000	1,002,320

		3,407,039

Cable Television | 2.8%
Comcast Corp., Class A	106,200	1,715,130

Chemicals | 2.4%
Air Products & Chemicals, Inc.	20,600	1,035,562
Dow Chemical Co.	29,800	449,682

		1,485,244

Commercial Services | 1.7%
Corrections Corp. of America (a)	20,600	337,016
Republic Services, Inc.	27,800	689,162

		1,026,178

Computer Software | 6.5%
Google, Inc., Class A (a)	1,900	584,535
Microsoft Corp.	102,735	1,997,169
Oracle Corp. (a)	54,100	959,193
Symantec Corp. (a)	35,800	484,016

		4,024,913

Consumer Products | 0.2%
Mattel, Inc.	6,800	108,800

Drugs | 5.9%
Merck & Co., Inc.	28,700	872,480
Pfizer, Inc.	37,200	658,812
Wyeth	56,700	2,126,817

		3,658,109

Description	Shares	Value

Electric | 1.7%
American Electric Power Co., Inc.	32,400	$1,078,272

Energy Exploration & Production | 2.6%
Apache Corp.	12,900	961,437
Occidental Petroleum Corp.	10,900	653,891

		1,615,328

Energy Integrated | 9.9%
Chevron Corp.	13,300	983,801
ConocoPhillips	25,300	1,310,540
Exxon Mobil Corp.	33,000	2,634,390
Hess Corp.	7,200	386,208
Marathon Oil Corp.	22,600	618,336
Massey Energy Co.	16,900	233,051

		6,166,326

Energy Services | 1.1%
BJ Services Co.	58,570	683,512

Financial Services | 1.6%
Ameriprise Financial, Inc.	28,700	670,432
Visa, Inc., Class A	6,000	314,700

		985,132

Food & Beverages | 2.5%
Kraft Foods, Inc., Class A	33,400	896,790
The Coca-Cola Co.	14,700	665,469

		1,562,259

Forest & Paper Products | 3.1%
Ball Corp.	23,615	982,148
Kimberly-Clark Corp.	17,380	916,621

		1,898,769

Health Services | 1.2%
UnitedHealth Group, Inc.	28,900	768,740

Insurance | 5.6%
Marsh & McLennan Cos., Inc.	23,400	567,918
PartnerRe, Ltd.	12,700	905,129
The Allstate Corp.	32,400	1,061,424
The Travelers Cos., Inc.	20,400	922,080

		3,456,551

Leisure & Entertainment | 0.9%
Starbucks Corp. (a)	61,500	581,790

The accompanying notes are an integral part of these financial statements.

Annual Report	37

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)
Manufacturing | 8.7%
Deere & Co.	19,500	$747,240
Dover Corp.	22,000	724,240
Honeywell International, Inc.	22,293	731,879
Parker Hannifin Corp.	16,900	718,926
Pitney Bowes, Inc.	25,800	657,384
Raytheon Co.	11,700	597,168
Textron, Inc.	26,600	368,942
The Boeing Co.	20,300	866,201

		5,411,980

Medical Products | 6.4%
Johnson & Johnson	55,760	3,336,121
Medtronic, Inc.	20,500	644,110

		3,980,231

Metals & Mining | 0.6%
Freeport-McMoRan Copper & Gold, Inc.	14,100	344,604

Real Estate | 1.6%
Public Storage REIT	12,400	985,800

Retail | 7.2%
CVS Caremark Corp.	40,800	1,172,592
The Gap, Inc.	63,400	848,926
The Kroger Co.	38,400	1,014,144
Tiffany & Co.	18,100	427,703
Wal-Mart Stores, Inc.	18,200	1,020,292

		4,483,657

Semiconductors & Components | 2.9%
Analog Devices, Inc.	37,100	705,642
Applied Materials, Inc.	44,900	454,837
Intel Corp.	44,800	656,768

		1,817,247

Description	Shares	Value

Technology | 3.4%
eBay, Inc. (a)	48,300	$674,268
International Business Machines Corp.	16,990	1,429,878

		2,104,146

Technology Hardware | 3.3%
Cisco Systems, Inc. (a)	80,855	1,317,937
Hewlett-Packard Co.	19,400	704,026

		2,021,963

Telecommunications | 1.7%
Verizon Communications, Inc.	30,700	1,040,730

Transportation | 1.5%
United Parcel Service, Inc., Class B	16,400	904,624

Total Common Stocks
(Identified cost $74,509,390)		60,248,040

Description	Principal Amount (000)	Value

Time Deposit | 2.7%
State Street Euro Dollar Time Deposit,
0.01%, 01/02/09
(Identified cost $1,647,000)	$1,647	1,647,000

Total Investments | 99.9%
(Identified cost $76,156,390) (b)		$61,895,040

Cash and Other Assets in Excess of Liabilities | 0.1%		72,367

Net Assets | 100.0%		$61,967,407

The accompanying notes are an integral part of these financial statements.

38	Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 99.0%

Agriculture | 0.8%
CF Industries Holdings, Inc.	28,100	$1,381,396

Alcohol & Tobacco | 2.4%
Molson Coors Brewing Co., Class B	81,200	3,972,304

Banking | 3.6%
City National Corp.	39,400	1,918,780
Hudson City Bancorp, Inc.	144,400	2,304,624
Marshall & Ilsley Corp.	135,898	1,853,649

		6,077,053

Chemicals | 2.3%
Air Products & Chemicals, Inc.	38,700	1,945,449
RPM International, Inc.	142,500	1,893,825

		3,839,274

Commercial Services | 8.5%
Cintas Corp.	92,900	2,158,067
Corrections Corp. of America (a)	153,000	2,503,080
Monster Worldwide, Inc. (a)	138,600	1,675,674
NeuStar, Inc., Class A (a)	176,600	3,378,358
Republic Services, Inc.	132,900	3,294,591
WESCO International, Inc. (a)	65,600	1,261,488

		14,271,258

Computer Software | 1.6%
Symantec Corp. (a)	203,100	2,745,912

Construction & Engineering | 1.1%
Foster Wheeler, Ltd. (a)	80,400	1,879,752

Consumer Products | 4.6%
Avon Products, Inc.	75,200	1,807,056
International Flavors & Fragrances, Inc.	68,900	2,047,708
Leggett & Platt, Inc.	215,300	3,270,407
Mattel, Inc.	36,200	579,200

		7,704,371

Drugs | 3.4%
Forest Laboratories, Inc. (a)	81,200	2,068,164
Warner Chilcott, Ltd. (a)	249,400	3,616,300

		5,684,464

Description	Shares	Value

Electric | 5.1%
American Electric Power Co., Inc.	118,100	$3,930,368
PPL Corp.	45,600	1,399,464
Wisconsin Energy Corp.	77,900	3,270,242

		8,600,074

Energy | 1.9%
Covanta Holding Corp. (a)	144,600	3,175,416

Energy Integrated | 3.9%
Hess Corp.	22,900	1,228,356
Holly Corp.	132,600	2,417,298
Massey Energy Co.	58,400	805,336
Sunoco, Inc.	47,200	2,051,312

		6,502,302

Energy Services | 3.7%
Patterson-UTI Energy, Inc.	100,100	1,152,151
Pride International, Inc. (a)	140,300	2,241,994
The Williams Cos., Inc.	191,600	2,774,368

		6,168,513

Financial Services | 2.9%
Ameriprise Financial, Inc.	150,200	3,508,672
Federated Investors, Inc., Class B	82,400	1,397,504
Waddell & Reed Financial, Inc., Class A	3,000	46,380

		4,952,556

Food & Beverages | 4.5%
Campbell Soup Co.	77,100	2,313,771
McCormick & Co., Inc.	111,100	3,539,646
The J.M. Smucker Co.	40,200	1,743,072

		7,596,489

Forest & Paper Products | 4.3%
Ball Corp.	73,600	3,061,024
Bemis Co., Inc.	60,200	1,425,536
Packaging Corp. of America	205,800	2,770,068

		7,256,628

Health Services | 2.6%
Omnicare, Inc.	159,600	4,430,496

Insurance | 7.1%
Marsh & McLennan Cos., Inc.	109,600	2,659,992
PartnerRe, Ltd.	35,400	2,522,958
RenaissanceRe Holdings, Ltd.	69,800	3,598,888
Willis Group Holdings, Ltd.	127,100	3,162,248

		11,944,086

The accompanying notes are an integral part of these financial statements.

Annual Report 39

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)
Leisure & Entertainment | 4.6%
Darden Restaurants, Inc.	76,700	$2,161,406
Starbucks Corp. (a)	220,000	2,081,200
Viacom, Inc., Class B (a)	184,100	3,508,946

		7,751,552

Manufacturing | 6.4%
Dover Corp.	65,000	2,139,800
Parker Hannifin Corp.	43,000	1,829,220
Pitney Bowes, Inc.	115,700	2,948,036
Spirit AeroSystems Holdings, Inc., Class A (a)	250,700	2,549,619
Textron, Inc.	95,700	1,327,359

		10,794,034

Medical Products | 5.9%
Hospira, Inc. (a)	144,500	3,875,490
Life Technologies Corp. (a)	54,581	1,272,283
Patterson Cos., Inc. (a)	82,500	1,546,875
Zimmer Holdings, Inc. (a)	79,000	3,193,180

		9,887,828

Metals & Mining | 0.7%
United States Steel Corp.	30,000	1,116,000

Real Estate | 3.5%
Public Storage REIT	49,200	3,911,400
The St. Joe Co. (a)	83,000	2,018,560

		5,929,960

Retail | 4.3%
Abercrombie & Fitch Co., Class A	119,700	2,761,479
Hanesbrands, Inc. (a)	58,600	747,150
J.C. Penney Co., Inc.	93,400	1,839,980
The Gap, Inc.	134,300	1,798,277

		7,146,886

Description	Shares	Value

Semiconductors & Components | 4.2%
Agilent Technologies, Inc. (a)	158,400	$2,475,792
Analog Devices, Inc.	153,200	2,913,864
Lam Research Corp. (a)	75,200	1,600,256

		6,989,912

Technology Hardware | 4.1%
Arrow Electronics, Inc. (a)	68,500	1,290,540
Brocade Communications Systems, Inc. (a)	293,700	822,360
Ingram Micro, Inc., Class A (a)	210,400	2,817,256
Lexmark International, Inc., Class A (a)	42,200	1,135,180
NetApp, Inc. (a)	63,100	881,507

		6,946,843

Telecommunications | 1.0%
Frontier Communications Corp.	191,100	1,670,214

Total Common Stocks
(Identified cost $215,718,561)		166,415,573

Description	Principal Amount (000)	Value

Time Deposit | 1.8%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09
(Identified cost $3,028,000)	$3,028	3,028,000

Total Investments | 100.8%
(Identified cost $218,746,561) (b)		$169,443,573

Liabilities in Excess of Cash and Other Assets | (0.8)%		(1,421,493)

Net Assets | 100.0%		$168,022,080

The accompanying notes are an integral part of these financial statements.

40 Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 97.0%

Alcohol & Tobacco | 3.0%
Molson Coors Brewing Co., Class B	29,000	$1,418,680

Banking | 7.2%
Bank of the Ozarks, Inc.	17,150	508,326
Cascade Bancorp	18,100	122,175
IBERIABANK Corp.	12,500	600,000
NewAlliance Bancshares, Inc.	54,100	712,497
Prosperity Bancshares, Inc.	19,040	563,394
Signature Bank (a)	31,300	897,997
		3,404,389

Commercial Services | 6.5%
Corrections Corp. of America (a)	24,800	405,728
DST Systems, Inc. (a)	11,700	444,366
Rollins, Inc.	50,300	909,424
Waste Connections, Inc. (a)	41,075	1,296,738

		3,056,256

Computer Software | 1.5%
Ariba, Inc. (a)	54,000	389,340
Informatica Corp. (a)	23,700	325,401

		714,741

Construction & Engineering | 1.2%
Dycom Industries, Inc. (a)	70,200	577,044

Consumer Products | 3.0%
Matthews International Corp., Class A	20,400	748,272
Polaris Industries, Inc.	22,900	656,085

		1,404,357

Drugs | 1.6%
Forest Laboratories, Inc. (a)	30,100	766,647

Electric | 2.0%
Wisconsin Energy Corp.	22,700	952,946

Energy | 1.1%
Covanta Holding Corp. (a)	22,600	496,296

Energy Exploration & Production | 0.5%
TXCO Resources, Inc. (a)	171,193	255,077

Description	Shares	Value

Energy Services | 1.7%
Dril-Quip, Inc. (a)	17,600	$360,976
Kinder Morgan Management LLC (a), (g)	107,325	0
The Williams Cos., Inc.	31,000	448,880

		809,856

Financial Services | 7.4%
Duff & Phelps Corp., Class A (a)	61,000	1,166,320
FTI Consulting, Inc. (a)	11,400	509,352
Jefferies Group, Inc.	32,600	458,356
Piper Jaffray Cos., Inc. (a)	20,400	811,104
Waddell & Reed Financial, Inc., Class A	36,850	569,701

		3,514,833

Food & Beverages | 4.1%
Campbell Soup Co.	43,700	1,311,437
McCormick & Co., Inc.	19,700	627,642

		1,939,079

Forest & Paper Products | 1.6%
Ball Corp.	17,800	740,302

Gas Utilities | 4.3%
Northwest Natural Gas Co.	10,200	451,146
South Jersey Industries, Inc.	28,200	1,123,770
Vectren Corp.	19,300	482,693

		2,057,609

Health Services | 4.7%
AMERIGROUP Corp. (a)	8,400	247,968
Community Health Systems, Inc. (a)	26,500	386,370
inVentiv Health, Inc. (a)	34,400	396,976
Magellan Health Services, Inc. (a)	18,100	708,796
Varian, Inc. (a)	14,300	479,193

		2,219,303

Housing | 3.3%
Beacon Roofing Supply, Inc. (a)	44,300	614,884
Centex Corp.	20,600	219,184
Lennar Corp., Class A	24,400	211,548
Trex Co., Inc. (a)	31,200	513,552

		1,559,168

Insurance | 2.9%
Max Capital Group, Ltd.	35,600	630,120
PartnerRe, Ltd.	10,700	762,589

		1,392,709

Leisure & Entertainment | 1.9%
Darden Restaurants, Inc.	32,700	921,486

The accompanying notes are an integral part of these financial statements.

Annual Report 41

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity
Portfolio (concluded)
Manufacturing | 7.4%
Dover Corp.	15,000	$493,800
Kaman Corp.	24,100	436,933
Knoll, Inc.	36,650	330,583
Regal-Beloit Corp.	22,000	835,780
Spirit AeroSystems Holdings, Inc., Class A (a)	55,900	568,503
The Middleby Corp. (a)	20,300	553,581
Wabtec Corp.	7,800	310,050

		3,529,230

Medical Products | 4.2%
American Medical Systems Holdings, Inc. (a)	64,100	576,259
Hospira, Inc. (a)	27,800	745,596
Intuitive Surgical, Inc. (a)	5,080	645,109

		1,966,964

Real Estate | 5.0%
Alexandria Real Estate Equities, Inc. REIT	14,200	856,828
Digital Realty Trust, Inc. REIT	22,000	722,700
Healthcare Realty Trust, Inc. REIT	11,200	262,976
Tanger Factory Outlet Centers, Inc. REIT	6,985	262,776
The Macerich Co. REIT	15,400	279,664

		2,384,944

Retail | 6.2%
American Eagle Outfitters, Inc.	71,800	672,048
Iconix Brand Group, Inc. (a)	67,200	657,216
The Children’s Place Retail Stores, Inc. (a)	22,700	492,136
The Gap, Inc.	47,500	636,025
The Gymboree Corp. (a)	18,800	490,492

		2,947,917

Semiconductors & Components | 6.0%
Analog Devices, Inc.	32,400	616,248
Microsemi Corp. (a)	25,000	316,000
Monolithic Power Systems, Inc. (a)	26,800	337,948

Description	Shares	Value

ON Semiconductor Corp. (a)	126,000	$428,400
Plexus Corp. (a)	22,400	379,680
Skyworks Solutions, Inc. (a)	62,200	344,588
TTM Technologies, Inc. (a)	84,300	439,203

		2,862,067

Technology | 1.8%
SRA International, Inc., Class A (a)	49,200	848,700

Technology Hardware | 5.8%
Blue Coat Systems, Inc. (a)	57,400	482,160
Brocade Communications Systems, Inc. (a)	81,000	226,800
Hughes Communications, Inc. (a)	41,000	653,540
Ingram Micro, Inc., Class A (a)	51,900	694,941
Polycom, Inc. (a)	52,300	706,573

		2,764,014

Transportation | 1.1%
Continental Airlines, Inc., Class B (a)	28,300	511,098

Total Common Stocks (Identified cost $56,094,466)		46,015,712

Description	Principal Amount (000)	Value

Time Deposit | 3.9%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $1,849,000)	$1,849	1,849,000

Total Investments | 100.9%
(Identified cost $57,943,466) (b)		$47,864,712

Liabilities in Excess of Cash and
Other Assets | (0.9)%		(430,060)

Net Assets | 100.0%		$47,434,652

The accompanying notes are an integral part of these financial statements.

42 Annual Report

Description	Shares	Value

Lazard U.S. Small Cap Equity Value Portfolio

Common Stocks | 96.3%

Agriculture | 1.0%
Corn Products International, Inc.	4,000	$115,400

Banking | 12.9%
Brookline Bancorp, Inc.	13,600	144,840
City National Corp.	3,170	154,379
Dime Community Bancshares	7,500	99,750
First Midwest Bancorp, Inc.	5,800	115,826
NewAlliance Bancshares, Inc.	9,000	118,530
PacWest Bancorp	5,000	134,500
SVB Financial Group (a)	5,000	131,150
The Colonial BancGroup, Inc.	37,400	77,418
The South Financial Group, Inc.	24,000	103,680
UCBH Holdings, Inc.	25,500	175,440
Webster Financial Corp.	7,100	97,838
WSFS Financial Corp.	3,700	177,563

		1,530,914

Chemicals | 2.6%
Cytec Industries, Inc.	5,300	112,466
Innospec, Inc.	11,700	68,913
Rockwood Holdings, Inc. (a)	12,300	132,840

		314,219

Commercial Services | 7.3%
ATC Technology Corp. (a)	6,500	95,095
Broadridge Financial Solutions, Inc.	12,200	152,988
Clean Harbors, Inc. (a)	1,847	117,174
NeuStar, Inc., Class A (a)	6,100	116,693
TeleTech Holdings, Inc. (a)	15,400	128,590
The Brink’s Co.	5,200	139,776
Viad Corp.	5,000	123,700

		874,016

Computer Software | 1.7%
Equinix, Inc. (a)	1,600	85,104
Macrovision Solutions Corp. (a)	5,400	68,310
MicroStrategy, Inc., Class A (a)	1,200	44,556

		197,970

Construction & Engineering | 2.1%
Matrix Service Co. (a)	11,200	85,904
URS Corp. (a)	4,000	163,080

		248,984

Description	Shares	Value

Consumer Products | 2.1%
Mine Safety Appliances Co.	4,700	$112,377
Prestige Brands Holdings, Inc. (a)	12,800	135,040

		247,417

Drugs | 1.0%
Nektar Therapeutics (a)	20,600	114,536

Electric | 5.1%
Avista Corp.	7,400	143,412
CMS Energy Corp.	21,200	214,332
El Paso Electric Co. (a)	6,900	124,821
IDACORP, Inc.	4,300	126,635

		609,200

Energy Exploration & Production | 0.6%
Forest Oil Corp. (a)	4,300	70,907

Energy Services | 1.1%
Key Energy Services, Inc. (a)	14,300	63,063
Superior Energy Services, Inc. (a)	4,600	73,278

		136,341

Financial Services | 3.1%
Dollar Financial Corp. (a)	11,300	116,390
Knight Capital Group, Inc., Class A (a)	7,915	127,827
Stifel Financial Corp. (a)	2,850	130,673

		374,890

Forest & Paper Products | 2.1%
Packaging Corp. of America	8,800	118,448
Silgan Holdings, Inc.	2,640	126,218

		244,666

Gas Utilities | 3.7%
South Jersey Industries, Inc.	4,400	175,340
UGI Corp.	5,700	139,194
Vectren Corp.	4,800	120,048

		434,582

Health Services | 3.7%
AMERIGROUP Corp. (a)	5,400	159,408
HealthTronics, Inc. (a)	38,500	86,625
Kendle International, Inc. (a)	3,600	92,592
Varian, Inc. (a)	3,200	107,232

		445,857

Housing | 1.1%
Eagle Materials, Inc.	7,000	128,870

The accompanying notes are an integral part of these financial statements.

Annual Report 43

Description	Shares	Value

Lazard U.S. Small Cap Equity Value Portfolio (concluded)
Insurance | 7.8%
Aspen Insurance Holdings, Ltd.	7,000	$169,750
CastlePoint Holdings, Ltd.	19,100	258,996
Delphi Financial Group, Inc., Class A	8,000	147,520
HCC Insurance Holdings, Inc.	7,200	192,600
Max Capital Group, Ltd.	9,000	159,300

		928,166

Leisure & Entertainment | 2.9%
Coinstar, Inc. (a)	4,500	87,795
Entravision Communications Corp., Class A (a)	37,836	59,024
Gaylord Entertainment Co. (a)	6,900	74,796
International Speedway Corp., Class A	4,300	123,539

		345,154

Manufacturing | 3.4%
AAR Corp. (a)	7,722	142,162
Kennametal, Inc.	7,000	155,330
Rofin-Sinar Technologies, Inc. (a)	5,000	102,900

		400,392

Metals & Mining | 1.9%
Haynes International, Inc. (a)	3,900	96,018
Kaiser Aluminum Corp.	5,800	130,616

		226,634

Real Estate | 4.9%
Extra Space Storage, Inc. REIT	11,000	113,520
Healthcare Realty Trust, Inc. REIT	4,800	112,704
Home Properties, Inc. REIT	2,000	81,200
MFA Mortgage Investments, Inc. REIT	30,300	178,467
Washington Real Estate Investment Trust REIT	3,500	99,050

		584,941

Retail | 4.7%
Brown Shoe Co., Inc.	14,490	122,730
Collective Brands, Inc. (a)	12,300	144,156
Iconix Brand Group, Inc. (a)	15,000	146,700
The Pantry, Inc. (a)	6,600	141,570

		555,156

Semiconductors & Components | 4.1%
Itron, Inc. (a)	1,900	121,106
Microsemi Corp. (a)	5,700	72,048
Monolithic Power Systems, Inc. (a)	8,500	107,185

Description	Shares	Value

Netlogic Microsystems, Inc. (a)	1,800	$39,618
Plexus Corp. (a)	5,000	84,750
TTM Technologies, Inc. (a)	11,400	59,394

		484,101

Technology | 4.0%
CACI International, Inc., Class A (a)	3,200	144,288
Lawson Software, Inc. (a)	24,200	114,708
Ness Technologies, Inc. (a)	14,500	62,060
SRA International, Inc., Class A (a)	9,300	160,425

		481,481

Technology Hardware | 4.8%
ATMI, Inc. (a)	5,100	78,693
ChipMOS TECHNOLOGIES
(Bermuda), Ltd. (a)	47,200	11,800
CommScope, Inc. (a)	8,700	135,198
Comtech Telecommunications Corp. (a)	1,300	59,566
Cymer, Inc. (a)	3,000	65,730
Finisar Corp. (a)	71,100	27,018
Harmonic, Inc. (a)	13,300	74,613
Mentor Graphics Corp. (a)	11,200	57,904
Teradyne, Inc. (a)	13,800	58,236

		568,758

Telecommunications | 3.2%
SBA Communications Corp., Class A (a)	6,000	97,920
Syniverse Holdings, Inc. (a)	12,600	150,444
TNS, Inc. (a)	14,400	135,216

		383,580

Transportation | 3.4%
Air Transport Services Group, Inc. (a)	65,400	11,772
Atlas Air Worldwide Holdings, Inc. (a)	4,965	93,839
Continental Airlines, Inc., Class B (a)	7,800	140,868
UTI Worldwide, Inc.	11,000	157,740

		404,219

Total Common Stocks
(Identified cost $14,788,831)		11,451,351

Total Investments | 96.3%
(Identified cost $14,788,831) (b)		$11,451,351

Cash and Other Assets in Excess of Liabilities | 3.7%		442,211

Net Assets | 100.0%		$11,893,562

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Value

Lazard Global Equity Income Portfolio

Common Stocks | 94.1%

Australia | 5.6%
Macquarie Communications Infrastructure Group	36,200	$21,882
Macquarie Infrastructure Group	127,020	152,347
TABCORP Holdings, Ltd.	17,059	83,504
Telstra Corp., Ltd.	27,285	73,059

Total Australia		330,792

Brazil | 3.6%
Redecard SA	11,275	125,715
Souza Cruz SA	4,560	86,985

Total Brazil		212,700

Canada | 0.9%
Telus Corp.	1,836	55,281

Cyprus | 0.5%
Bank of Cyprus Public Co., Ltd.	8,286	31,035

Egypt | 3.0%
Egyptian Company for Mobile Services	6,778	179,180

Finland | 2.3%
Nokia Corp. Sponsored ADR	3,960	61,776
Sampo Oyj, A Shares	4,013	74,956

Total Finland		136,732

France | 6.2%
Axa SA	4,810	107,238
Total SA	2,896	157,883
Vivendi	3,142	102,296

Total France		367,417

Germany | 0.6%
Allianz SE	340	36,468

Greece | 5.0%
Hellenic Telecommunications Organization SA	3,590	59,721
Motor Oil (Hellas) Corinth Refineries SA	3,095	33,210
National Bank of Greece SA	3,099	57,394
OPAP SA	5,031	144,734

Total Greece		295,059

Description	Shares	Value

Hong Kong | 0.3%
Pacific Basin Shipping, Ltd.	40,000	$18,387

Indonesia | 0.5%
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	1,260	31,588

Ireland | 0.4%
Irish Life & Permanent PLC	10,045	22,290

Israel | 1.0%
Israel Chemicals, Ltd.	8,379	58,582

Italy | 4.6%
Eni SpA	9,967	236,177
Terna SpA	10,510	34,413

Total Italy		270,590

Japan | 2.0%
Daito Trust Construction Co., Ltd.	970	50,790
Ichiyoshi Securities Co., Ltd.	4,265	34,142
Nomura Holdings, Inc.	4,445	36,655

Total Japan		121,587

Malaysia | 1.5%
British American Tobacco Malaysia Berhad	6,700	86,304

Mexico | 2.8%
Kimberly-Clark de Mexico SAB de CV,
Series A	49,840	165,551

Netherlands | 1.6%
Royal Dutch Shell PLC, A Shares	3,545	92,395

New Zealand | 0.7%
Telecom Corp. of New Zealand, Ltd.	32,090	42,829

Philippines | 0.4%
Philippine Long Distance Telephone Co.
Sponsored ADR	550	25,822

Russia | 0.2%
Evraz Group SA GDR	1,385	11,911
Mechel Sponsored ADR	640	2,560

Total Russia		14,471

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Value

Lazard Global Equity Income Portfolio (concluded)
South Africa | 3.8%
Kumba Iron Ore, Ltd.	7,065	$124,818
Pretoria Portland Cement Co., Ltd.	29,389	100,240

Total South Africa		225,058

South Korea | 0.5%
Macquarie Korea Infrastructure Fund GDR	7,290	27,781

Spain | 0.5%
Bolsas y Mercados Espanoles	1,065	27,886

Switzerland | 1.7%
Zurich Financial Services AG	478	103,762

Taiwan | 3.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	24,491	193,479

Turkey | 2.6%
Ford Otomotiv Sanayi AS	17,905	50,631
Turkcell Iletisim Hizmetleri AS ADR	4,290	62,548
Turkiye Halk Bankasi AS	13,380	40,172

Total Turkey		153,351

United Kingdom | 7.9%
BP PLC	12,050	92,331
Old Mutual PLC	78,765	62,927
Persimmon PLC	5,275	17,602
Prudential PLC	16,300	99,238
Vodafone Group PLC	96,462	194,189

Total United Kingdom		466,287

United States | 30.1%
Air Products & Chemicals, Inc.	1,495	75,154
Altria Group, Inc.	2,655	39,984
AT&T, Inc.	1,955	55,718
Bank of America Corp.	9,250	130,240
Bemis Co., Inc.	2,050	48,544
Chevron Corp.	1,255	92,832
Cinemark Holdings, Inc.	2,590	19,244
Deere & Co.	845	32,380
Diamond Offshore Drilling, Inc.	1,315	77,506
Dow Chemical Co.	7,000	105,630

Description	Shares	Value

Frontier Communications Corp.	12,615	$110,255
General Electric Co.	2,631	42,622
Honeywell International, Inc.	745	24,458
Intel Corp.	4,795	70,295
Johnson & Johnson	715	42,778
Marshall & Ilsley Corp.	1,490	20,324
Masco Corp.	9,311	103,631
Merck & Co., Inc.	2,255	68,552
Pfizer, Inc.	10,970	194,279
Pitney Bowes, Inc.	2,145	54,655
Reynolds American, Inc.	3,945	159,023
RPM International, Inc.	2,425	32,228
Textron, Inc.	3,340	46,326
USA Mobility, Inc. (a)	3,890	45,007
Verizon Communications, Inc.	1,890	64,071
Wells Fargo & Co.	975	28,743

Total United States		1,784,479

Total Common Stocks (Identified cost $6,476,797)		5,577,143

Limited Partnership Units | 1.6%

United States | 1.6%
Energy Transfer Equity LP	2,190	35,500
Enterprise GP Holdings LP	1,715	29,892
Enterprise Products Partners LP	1,368	28,359

Total United States		93,751

Total Limited Partnership Units (Identified cost $119,230)		93,751

Description	Principal Amount (000)	Value

Time Deposit | 21.2%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $1,257,000)	$1,257	1,257,000

Total Investments | 116.9% (Identified cost $7,853,027) (b)		$6,927,894

Liabilities in Excess of Cash and Other Assets | (16.9)%		(999,985)

Net Assets | 100.0%		$5,927,909

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 96.3%

Argentina | 0.5%
Tenaris SA ADR	33,100	$694,438

Belgium | 1.0%
Anheuser-Busch InBev NV	59,300	1,374,831

Brazil | 1.6%
Banco do Brasil SA	205,300	1,330,522
Companhia Vale do Rio Doce ADR	67,400	816,214

Total Brazil		2,146,736

Canada | 2.2%
Telus Corp.	98,900	2,977,815

Finland | 1.9%
Nokia Oyj	165,700	2,568,835

France | 12.1%
BNP Paribas	22,980	970,362
Bouygues SA	35,900	1,519,560
Carrefour SA	32,400	1,244,260
GDF Suez	70,300	3,481,748
Groupe Danone	22,800	1,376,093
Sanofi-Aventis	51,347	3,261,248
Total SA	80,396	4,383,003

Total France		16,236,274

Germany | 8.5%
Adidas AG	36,291	1,395,759
Allianz SE	21,500	2,306,049
Daimler AG	38,500	1,462,856
E.ON AG	89,740	3,628,830
Siemens AG	35,588	2,665,558

Total Germany		11,459,052

Greece | 1.9%
National Bank of Greece SA	49,660	919,714
OPAP SA	56,525	1,626,133

Total Greece		2,545,847

Ireland | 1.3%
CRH PLC	67,721	1,709,120

Description	Shares	Value

Italy | 2.4%
Eni SpA	138,220	$3,275,245

Japan | 19.3%
Canon, Inc.	50,600	1,588,412
Daito Trust Construction Co., Ltd.	69,600	3,644,345
East Japan Railway Co.	183	1,461,435
Hoya Corp.	82,900	1,440,125
Inpex Corp.	181	1,430,000
Japan Tobacco, Inc.	760	2,516,667
KDDI Corp.	369	2,628,161
Mitsubishi Corp.	100,600	1,412,267
Olympus Corp.	60,900	1,222,921
Secom Co., Ltd.	41,900	2,158,212
Sumitomo Mitsui Financial Group, Inc.	380	1,695,728
T&D Holdings, Inc.	40,650	1,704,471
Tokio Marine Holdings, Inc.	25,100	735,486
Tokyo Gas Co., Ltd.	464,800	2,355,362

Total Japan		25,993,592

Norway | 0.7%
Telenor ASA	141,100	944,223

Russia | 0.9%
Globaltrans Investment PLC Sponsored
GDR (c)	99,700	139,580
LUKOIL Sponsored ADR	34,100	1,105,633

Total Russia		1,245,213

Singapore | 1.2%
Singapore Telecommunications, Ltd.	915,600	1,630,244

Spain | 1.3%
Banco Santander SA	173,462	1,674,103

Sweden | 1.7%
Telefonaktiebolaget LM Ericsson, B Shares	305,440	2,342,574

Switzerland | 12.7%
Nestle SA	94,660	3,730,794
Novartis AG	91,930	4,606,106
Roche Holding AG	27,100	4,171,603
Swisscom AG	4,150	1,339,756
UBS AG (a)	130,200	1,888,394
Zurich Financial Services AG	6,400	1,389,283

Total Switzerland		17,125,936

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Value

Lazard International Equity Portfolio (concluded)
Turkey | 1.5%
Turkcell Iletisim Hizmetleri AS ADR	137,000	$1,997,460

United Kingdom | 23.6%
BAE Systems PLC	580,400	3,163,327
BG Group PLC	78,900	1,095,429
BP PLC	390,298	2,990,575
British American Tobacco PLC	52,360	1,360,489
Diageo PLC	120,542	1,676,803
GlaxoSmithKline PLC	126,950	2,356,750
HSBC Holdings PLC	163,800	1,567,767
Imperial Tobacco Group PLC	113,760	3,038,885
National Grid PLC	125,027	1,235,600
Old Mutual PLC	972,592	777,029
Prudential PLC	388,800	2,367,096
Reckitt Benckiser Group PLC	31,700	1,180,965
Tesco PLC	343,200	1,788,042
Unilever PLC	118,900	2,702,063
Vodafone Group PLC	2,232,983	4,495,249

Total United Kingdom		31,796,069

Total Common Stocks (Identified cost $174,078,500)		129,737,607

Description	Principal Amount (000)	Value

Time Deposit | 3.4%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $4,534,000)	$4,534	$4,534,000

Total Investments | 99.7% (Identified cost $178,612,500) (b)		$134,271,607

Cash and Other Assets in Excess of Liabilities | 0.3%		428,098

Net Assets | 100.0%		$134,699,705

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 97.6%

Belgium | 1.3%
Anheuser-Busch InBev NV	5,370	$124,500

Brazil | 1.1%
Banco do Brasil SA	6,900	44,718
Petroleo Brasileiro SA ADR	2,750	67,347

Total Brazil		112,065

Canada | 2.3%
Telus Corp.	7,790	220,228

Finland | 4.1%
Fortum Oyj	3,800	81,622
Nokia Corp. Sponsored ADR	12,700	198,120
Sampo Oyj, A Shares	6,200	115,805

Total Finland		395,547

France | 9.6%
GDF Suez Sponsored ADR	7,185	355,298
Groupe Danone	1,713	103,388
Sanofi-Aventis	3,000	190,542
Total SA Sponsored ADR	5,200	287,560

Total France		936,788

Germany | 6.7%
Adidas AG Sponsored ADR	4,515	87,365
Allianz SE ADR	23,580	255,371
E.ON AG	7,550	305,301

Total Germany		648,037

Indonesia | 1.0%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	3,950	99,026

Italy | 2.4%
Eni SpA Sponsored ADR	4,915	235,035

Japan | 6.4%
Canon, Inc. Sponsored ADR	6,870	215,718
Hoya Corp. Sponsored ADR	7,700	133,595

Description	Shares	Value

Inpex Corp.	20	$158,011
Sumitomo Mitsui Financial Group, Inc. ADR	28,000	112,840

Total Japan		620,164

Netherlands | 2.9%
Heineken NV ADR	6,000	92,100
Royal Dutch Shell PLC, A Shares	7,175	187,005

Total Netherlands		279,105

Russia | 1.0%
LUKOIL Sponsored ADR	1,100	35,666
Mobile TeleSystems Sponsored ADR	2,450	65,366

Total Russia		101,032

Singapore | 1.9%
Singapore Telecommunications, Ltd. ADR	10,475	186,979

Spain | 2.3%
Banco Santander SA	22,737	219,438

Sweden | 1.8%
Telefonaktiebolaget LM Ericsson Sponsored ADR	22,450	175,334

Switzerland | 16.0%
Nestle SA Sponsored ADR	8,075	320,578
Novartis AG ADR	9,875	491,380
Roche Holding AG	2,850	438,711
Zurich Financial Services AG ADR	13,800	301,530

Total Switzerland		1,552,199

Turkey | 1.7%
Turkcell Iletisim Hizmetleri AS ADR	11,450	166,941

United Kingdom | 35.1%
BAE Systems PLC	59,397	323,729
BG Group PLC	8,375	116,277
BP PLC Sponsored ADR	5,340	249,592
British American Tobacco PLC Sponsored ADR	6,025	318,963
Diageo PLC Sponsored ADR	4,105	232,918
GlaxoSmithKline PLC Sponsored ADR	7,800	290,706
HSBC Holdings PLC Sponsored ADR	1,790	87,119
Imperial Tobacco Group PLC ADR	6,650	359,765

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)
Prudential PLC	58,025	$353,268
Reckitt Benckiser Group PLC	3,050	113,626
Tesco PLC Sponsored ADR	7,475	118,479
Unilever PLC Sponsored ADR	15,625	359,687
Vodafone Group PLC Sponsored ADR	23,750	485,450

Total United Kingdom		3,409,579

Total Common Stocks (Identified cost $12,718,359)		9,481,997

Description	Value

Total Investments | 97.6% (Identified cost $12,718,359) (b)	$9,481,997

Cash and Other Assets in Excess of Liabilities | 2.4%	230,831

Net Assets | 100.0%	$9,712,828

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 95.7%

Belgium | 1.1%
Anheuser-Busch InBev NV	118,000	$2,735,751

Canada | 2.2%
Eastern Platinum, Ltd. (a)	1,133,900	307,701
Telus Corp.	180,000	5,419,684

Total Canada		5,727,385

China | 1.5%
Hengan International Group Co., Ltd.	1,215,200	3,918,243

Cyprus | 0.9%
Bank of Cyprus Public Co., Ltd.	639,520	2,395,344

Egypt | 4.0%
Eastern Tobacco	100,410	3,287,402
Egyptian Company for Mobile Services	271,110	7,166,922

Total Egypt		10,454,324

Finland | 3.8%
Nokia Oyj	196,630	3,048,341
Sampo Oyj, A Shares	365,360	6,824,279

Total Finland		9,872,620

France | 14.5%
Bouygues SA	121,840	5,157,192
Carrefour SA	60,450	2,321,466
GDF Suez	168,850	8,362,635
Sanofi-Aventis	104,800	6,656,256
Total SA	163,503	8,913,803
Vivendi	186,700	6,078,514

Total France		37,489,866

Germany | 8.6%
Allianz SE	65,780	7,055,436
E.ON AG	212,460	8,591,279
Symrise AG	249,423	3,522,800
Wincor Nixdorf AG	64,480	3,074,279

Total Germany		22,243,794

Description	Shares	Value

Greece | 2.4%
OPAP SA	216,730	$6,234,971

Italy | 3.3%
Prysmian SpA	224,580	3,527,277
Terna SpA	1,498,830	4,907,600

Total Italy		8,434,877

Japan | 13.5%
Daito Trust Construction Co., Ltd.	152,800	8,000,803
Inpex Corp.	572	4,519,115
Japan Tobacco, Inc.	1,555	5,149,232
Jupiter Telecommunications Co., Ltd.	5,180	5,398,436
Kose Corp.	80,100	2,012,569
Mitsubishi Corp.	77,800	1,092,191
Secom Co., Ltd.	91,500	4,713,040
Tokyo Gas Co., Ltd.	788,000	3,993,171

Total Japan		34,878,557

Norway | 0.7%
Telenor ASA	254,300	1,701,742

Russia | 0.7%
Gazprom OAO Sponsored ADR	108,413	1,553,884
Globaltrans Investment PLC Sponsored GDR (c)	250,310	350,434

Total Russia		1,904,318

Singapore | 1.5%
DBS Group Holdings, Ltd.	551,000	3,268,666
Olam International, Ltd.	925,000	745,339

Total Singapore		4,014,005

Switzerland | 12.8%
Julius Baer Holding AG	75,232	2,894,003
Nestle SA	208,420	8,214,369
Novartis AG	145,077	7,269,009
Roche Holding AG	57,700	8,881,974
UBS AG (a)	417,640	6,057,366

Total Switzerland		33,316,721

The accompanying notes are an integral part of these financial statements.

Annual Report 51

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)
United Kingdom | 24.2%
BAE Systems PLC	1,829,815	$9,972,955
British American Tobacco PLC	299,728	7,787,941
Cairn Energy PLC (a)	88,319	2,584,380
IG Group Holdings PLC	556,600	2,059,611
Imperial Tobacco Group PLC	256,964	6,864,313
National Grid PLC	395,533	3,908,920
Old Mutual PLC	1,626,860	1,299,741
Persimmon PLC	509,900	1,701,509
Prudential PLC	432,700	2,634,368
Qinetiq Group PLC	1,620,760	3,720,025
Tesco PLC	956,446	4,982,999
Unilever PLC	174,370	3,962,647
Vodafone Group PLC	4,943,435	9,951,697
WPP PLC	209,670	1,222,217

Total United Kingdom		62,653,323

Total Common Stocks (Identified cost $332,451,036)		247,975,841

Description	Shares	Value

Rights | 0.2%

Singapore | 0.2%
DBS Group Holdings, Ltd., 01/23/09
(Identified cost $0) (a), (d)	275,500	$573,660

Description	Principal Amount (000)	Value

Time Deposit | 3.2%
State Street Euro Dollar Time Deposit,
0.01%, 01/02/09
Identified cost $8,299,000)	$8,299	8,299,000

Total Investments | 99.1% (Identified cost $340,750,036) (b)		$256,848,501

Cash and Other Assets in Excess of Liabilities | 0.9%		2,381,865

Net Assets | 100.0%		$259,230,366

The accompanying notes are an integral part of these financial statements.

52 Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 95.2%

Australia | 2.9%
ABC Learning Centres, Ltd.	766,737	$288,667
Fairfax Media, Ltd.	558,215	640,454
James Hardie Industries NV	344,100	1,127,012
Macquarie Infrastructure Group	834,918	1,001,396

Total Australia		3,057,529

Austria | 1.5%
Andritz AG	62,040	1,585,734

Belgium | 2.5%
Arseus NV	177,162	1,546,205
EVS Broadcast Equipment SA	29,604	1,055,464

Total Belgium		2,601,669

Finland | 5.2%
KCI Konecranes Oyj	66,410	1,137,306
Nokian Renkaat Oyj	76,050	852,652
Sampo Oyj, A Shares	112,260	2,096,819
Vacon Oyj	53,340	1,371,110

Total Finland		5,457,887

France | 5.5%
Neopost SA	24,637	2,229,979
Sechilienne-Sidec SA	42,482	1,901,675
Virbac SA	20,556	1,656,413

Total France		5,788,067

Germany | 8.2%
Compugroup Holding AG (a)	338,109	1,413,857
CTS Eventim AG	58,060	1,959,263
Gerresheimer AG	36,999	1,014,359
Pfeiffer Vacuum Technology AG	18,003	1,192,079
SGL Carbon AG (a)	36,927	1,261,698
Wincor Nixdorf AG	37,305	1,778,629

Total Germany		8,619,885

Greece | 0.9%
Piraeus Bank SA	105,007	945,595

Hong Kong | 1.5%
Esprit Holdings, Ltd.	272,665	1,554,200

Description	Shares	Value

Ireland | 1.7%
DCC PLC	118,520	$1,724,526

Isle Of Man | 1.3%
Hansard Global PLC	586,752	1,335,387

Italy | 3.0%
Ansaldo STS SpA	106,383	1,498,876
MARR SpA	219,972	1,659,356

Total Italy		3,158,232

Japan | 26.8%
Amano Corp.	191,100	1,500,105
Asahi Pretec Corp.	110,500	1,290,983
Daito Trust Construction Co., Ltd.	55,500	2,906,051
Don Quijote Co., Ltd.	76,900	1,531,992
Hisamitsu Pharmaceutical Co., Inc.	26,400	1,077,830
Ichiyoshi Securities Co., Ltd.	181,800	1,455,318
JAFCO Co., Ltd.	59,200	1,513,386
JSR Corp.	91,300	1,027,557
Konami Corp.	101,100	2,602,770
Misumi Group, Inc.	89,900	1,078,461
Nomura Research Institute, Ltd.	52,100	988,786
Ohara, Inc.	103,900	841,639
Roland DG Corp.	89,500	1,339,751
Suruga Bank, Ltd.	187,300	1,854,982
Sysmex Corp.	59,700	2,191,823
T. Hasegawa Co., Ltd.	136,600	1,840,201
Union Tool Co.	68,400	1,561,664
USS Co., Ltd.	26,660	1,410,578

Total Japan		28,013,877

Netherlands | 5.0%
Fugro NV	53,149	1,525,875
InnoConcepts NV	180,863	835,431
Koninklijke Boskalis Westminster NV	45,157	1,048,918
Koninklijke Ten Cate NV	41,390	935,159
SBM Offshore NV	63,661	834,223
Total Netherlands		5,179,606

Norway | 2.9%
Kongsberg Gruppen ASA	28,880	1,372,155
ODIM ASA (a)	227,680	967,879
Songa Offshore ASA (a)	369,220	724,207

Total Norway		3,064,241

The accompanying notes are an integral part of these financial statements.

Annual Report 53

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)
Singapore | 0.8%
Ezra Holdings, Ltd.	1,811,400	$862,556

Spain | 2.0%
Indra Sistemas SA	93,501	2,124,536

Sweden | 4.6%
Duni AB	228,186	725,281
Elekta AB, B Shares	130,480	1,291,961
Getinge AB	13,871	160,058
Getinge AB, B Shares	127,639	1,529,648
Indutrade AB	126,220	1,073,720

Total Sweden		4,780,668

Switzerland | 7.6%
Acino Holding AG	8,370	1,816,554
Bank Sarasin & Cie AG, B Shares	59,520	1,778,072
Burckhardt Compression Holding AG	9,663	1,392,875
Swissquote Group Holding SA	53,188	1,867,262
Tecan AG	30,900	1,142,582

Total Switzerland		7,997,345

United Kingdom | 11.3%
Ashmore Group PLC	429,362	827,453
Charter International PLC	185,510	885,191
Chemring Group PLC	67,500	1,900,535
Dignity PLC	112,403	973,252
Hampson Industries PLC	1,034,923	1,532,927
Healthcare Locums PLC	275,148	507,995

Description	Shares	Value

IG Group Holdings PLC	356,220	$1,318,136
Intertek Group PLC	137,431	1,556,711
Sepura, Ltd.	1,346,711	664,843
Victrex PLC	233,321	1,618,952

Total United Kingdom		11,785,995

Total Common Stocks
(Identified cost $158,494,781)		99,637,535

Preferred Stock | 1.4%

Germany | 1.4%
Fuchs Petrolub AG
(Identified cost $2,194,067)	30,737	1,476,641

Description	Principal Amount (000)	Value

Time Deposit | 3.0%
State Street Euro Dollar Time Deposit,
0.01%, 01/02/09
(Identified cost $3,149,000)	$3,149	3,149,000

Total Investments | 99.6%
(Identified cost $163,837,848) (b)		$104,263,176

Cash and Other Assets in Excess
of Liabilities | 0.4%		429,313

Net Assets | 100.0%		$104,692,489

The accompanying notes are an integral part of these financial statements.

54 Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 89.3%

Argentina | 1.7%
Tenaris SA ADR	3,505,300	$73,541,194

Bahrain | 0.1%
Investcorp Bank BSC GDR	562,428	1,687,284
Investcorp Bank BSC GDR (c)	632,596	1,897,788

Total Bahrain		3,585,072

Brazil | 9.8%
Banco do Brasil SA	17,618,600	114,183,805
Companhia de Concessoes Rodoviarias	5,720,000	58,558,468
Empresa Brasileira de Aeronautica SA ADR	2,977,600	48,266,896
Iochpe Maxion SA	2,596,533	9,876,312
JHSF Participacoes SA	14,981,100	10,741,635
Redecard SA	10,381,630	115,754,235
Souza Cruz SA	3,943,765	75,229,365

Total Brazil		432,610,716

Canada | 0.1%
First Quantum Minerals, Ltd.	276,700	3,808,530

China | 0.7%
Shougang Concord International Enterprises Co., Ltd.	293,473,000	32,952,267

Egypt | 3.1%
Eastern Tobacco	1,017,696	33,319,145
Egyptian Company for Mobile Services	1,681,479	44,450,699
Orascom Construction Industries	2,351,141	59,572,099

Total Egypt		137,341,943

Hungary | 0.4%
OTP Bank Nyrt (a)	1,291,825	19,626,600

India | 6.3%
Hero Honda Motors, Ltd.	2,219,248	36,983,801
Oil and Natural Gas Corp., Ltd.	9,671,433	133,259,174
Punjab National Bank, Ltd.	4,361,463	47,683,121
Satyam Computer Services, Ltd.	16,292,727	59,002,026

Total India		276,928,122

Description	Shares	Value

Indonesia | 8.3%
PT Astra International Tbk	56,970,000	$57,471,926
PT Bank Mandiri Tbk	572,536,500	109,129,214
PT Telekomunikasi Indonesia Tbk Sponsored ADR	6,660,923	166,989,340
PT United Tractors Tbk	85,009,651	35,319,560

Total Indonesia		368,910,040

Israel | 3.3%
Bank Hapoalim BM (a)	26,967,546	58,513,270
Delek Automotive Systems, Ltd.	4,358,368	22,503,100
Israel Chemicals, Ltd.	9,109,071	63,685,787

Total Israel		144,702,157

Malaysia | 1.6%
British American Tobacco Malaysia Berhad	2,612,200	33,648,388
PLUS Expressways Berhad	44,149,800	38,154,742

Total Malaysia		71,803,130

Mexico | 5.9%
America Movil SAB de CV ADR, Series L	1,721,755	53,357,187
Cemex SAB de CV Sponsored ADR (a)	1	9
Desarrolladora Homex SA de CV ADR (a)	2,473,672	56,473,932
Fomento Economico Mexicano SAB de CV Sponsored ADR	2,274,789	68,539,393
Grupo Televisa SA Sponsored ADR	2,499,800	37,347,012
Kimberly-Clark de Mexico SAB de CV, Series A	13,302,265	44,185,593

Total Mexico		259,903,126

Pakistan | 0.3%
Pakistan Petroleum, Ltd.	9,060,078	11,555,154

Philippines | 3.6%
Philippine Long Distance Telephone Co. Sponsored ADR	3,389,337	159,129,372

Russia | 9.1%
Eurasia Drilling Co., Ltd. GDR (a), (c)	2,136,050	7,476,175
Evraz Group SA GDR	2,416,850	20,784,910
LUKOIL Sponsored ADR	4,906,250	159,076,590
Mechel Sponsored ADR	1,489,232	5,956,928
Mobile TeleSystems Sponsored ADR	3,351,000	89,404,680

The accompanying notes are an integral part of these financial statements.

Annual Report 55

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)
Oriflame Cosmetics SA SDR	2,827,221	$81,919,518
TNK-BP Holding	56,787,904	36,912,138
Vsmpo-Avisma Corp.	194,387	3,887,740

Total Russia		405,418,679

Singapore | 0.6%
Cosco Corp. (Singapore), Ltd. ADR	8,391,886	27,105,792

South Africa | 12.8%
Aquarius Platinum, Ltd.	13,990,860	35,424,345
ArcelorMittal South Africa, Ltd.	1,386,295	13,401,282
Kumba Iron Ore, Ltd.	5,252,863	92,802,940
Massmart Holdings, Ltd.	4,621,949	42,421,823
Murray & Roberts Holdings, Ltd.	8,776,842	45,951,333
Nedbank Group, Ltd.	6,864,998	71,529,629
Pretoria Portland Cement Co., Ltd.	19,224,451	65,570,664
Sanlam, Ltd.	41,710,926	77,214,644
Steinhoff International Holdings, Ltd.	24,020,079	32,729,469
Truworths International, Ltd.	24,241,311	90,004,710

Total South Africa		567,050,839

South Korea | 10.2%
Amorepacific Corp.	78,375	40,974,872
GS Engineering & Construction Corp.	1,184,367	56,349,710
Hite Brewery Co., Ltd.	575,394	75,150,390
Hite Holdings Co., Ltd.	1	13
KB Financial Group, Inc.	3,130,359	85,798,541
Samsung Electronics Co., Ltd.	178,525	64,825,596
Shinhan Financial Group Co., Ltd.	2,656,067	61,516,419
Woongjin Coway Co., Ltd.	3,087,220	66,328,312

Total South Korea		450,943,853

Taiwan | 4.1%
Advanced Semiconductor Engineering, Inc.	82,817,361	29,999,195
Advantech Co., Ltd.	12,534,173	18,352,019
Hon Hai Precision Industry Co., Ltd.	23,256,793	45,849,772
HTC Corporation	3,373,000	34,024,293
Taiwan Semiconductor Manufacturing Co., Ltd.	39,353,754	53,864,676

Total Taiwan		182,089,955

Description	Shares	Value

Thailand | 1.3%
Banpu Public Co., Ltd.	8,489,200	$59,238,258

Turkey | 6.0%
Ford Otomotiv Sanayi AS	7,047,430	19,928,319
Turkcell Iletisim Hizmetleri AS	31,569,483	181,710,467
Turkiye Is Bankasi, C Shares	24,292,532	65,339,451

Total Turkey		266,978,237

Total Common Stocks (Identified cost $6,543,027,583)		3,955,223,036

Preferred Stocks | 5.3%

Brazil | 5.3%
AES Tiete SA	5,292,502	34,315,666
Companhia Vale do Rio Doce, A Shares	8,932,912	93,848,040
Eletropaulo Metropolitana SA, B Shares	1,796,900	20,152,651
Klabin SA	12,056,530	17,565,459
Suzano Papel e Celulose SA (a)	6,235,705	32,763,956
Tam SA Sponsored ADR	4,414,180	36,372,843

Total Brazil		235,018,615

Total Preferred Stocks (Identified cost $495,727,574)		235,018,615

Description	Principal Amount (000)	Value

Time Deposit | 4.6%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $203,927,000)	$203,927	203,927,000

Total Investments | 99.2% (Identified cost $7,242,682,157) (b)		$4,394,168,651

Cash and Other Assets in Excess of Liabilities | 0.8%		36,856,672

Net Assets | 100.0%		$4,431,025,323

The accompanying notes are an integral part of these financial statements.

56 Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 84.2%

Brazil | 12.1%
Banco Bradesco SA Sponsored ADR	10,056	$99,253
Banco Itau Holding Financeira SA ADR	8,955	103,878
Companhia Vale do Rio Doce ADR	10,640	128,850
Cyrela Brazil Realty SA	26,005	104,785
Empresa Brasileira de Aeronautica SA ADR	4,349	70,497
Net Servicos de Comunicacao SA ADR	16,840	98,009
Ultrapar Participacoes SA Sponsored ADR	5,379	120,974
Votorantim Celulose e Papel SA
Sponsored ADR (a)	13,760	109,117

Total Brazil		835,363

Chile | 1.1%
Lan Airlines SA Sponsored ADR	9,397	75,646

China | 10.7%
Anta Sports Products, Ltd.	287,000	131,563
China Construction Bank Corp.	264,700	146,482
China Medical Technologies, Inc.
Sponsored ADR	9,092	184,204
China Merchants Bank Co., Ltd., Class H	61,500	115,299
China Mobile, Ltd. Sponsored ADR	2,042	103,836
Suntech Power Holdings Co., Ltd. ADR (a)	4,896	57,283

Total China		738,667

Columbia | 1.8%
Bancolombia SA Sponsored ADR	5,290	123,521

Czech Republic | 0.6%
Central European Media Enterprises, Ltd.,
Class A (a)	1,997	43,375

Egypt | 1.5%
Commercial International Bank
Sponsored GDR	15,018	102,842

Hong Kong | 2.6%
AAC Acoustic Technologies Holdings, Inc. (a)	234,000	105,530
China State Construction International
Holdings, Ltd.	428,000	75,270

Total Hong Kong		180,800

Description	Shares	Value

India | 4.7%
HDFC Bank, Ltd. ADR	1,645	$117,420
Infosys Technologies, Ltd. Sponsored ADR	2,567	63,071
Larsen & Toubro, Ltd. GDR	2,476	40,064
Larsen & Toubro, Ltd. Sponsored GDR	1,945	31,509
Rolta India, Ltd. Sponsored GDR	29,400	70,030

Total India		322,094

Indonesia | 3.9%
PT Bank Rakyat Indonesia	404,400	178,751
PT Perusahaan Gas Negara	495,200	89,541

Total Indonesia		268,292

Kazakhstan | 2.6%
KazMunaiGas Exploration Production GDR	10,944	138,440
Zhaikmunai LP GDR	11,820	32,505
Zhaikmunai LP Sponsored GDR (c)	3,537	9,727

Total Kazakhstan		180,672

Luxembourg | 1.9%
Millicom International Cellular SA	2,913	130,823

Mexico | 3.2%
Corporacion GEO SAB de CV Series B (a)	95,426	107,495
Grupo Financiero Banorte SAB de CV	61,235	110,544

Total Mexico		218,039

Netherlands | 0.5%
Efes Breweries International NV GDR (a)	8,122	36,549

Pakistan | 0.3%
Oil & Gas Development Co., Ltd. GDR	5,168	24,548

Peru | 2.9%
Credicorp, Ltd.	4,005	200,090

Philippines | 0.8%
SM Investments Corp.	13,350	54,428

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Shares	Value

Lazard Developing Markets Equity
Portfolio (concluded)
Russia | 9.9%
Eurasia Drilling Co., Ltd. GDR (a)	6.814	$23.943
Eurasia Drilling Co., Ltd. GDR (a), (c)	9,870	34,545
Gazprom OAO Sponsored ADR	7,455	106,234
OAO TMK GDR	10,009	39,029
Pharmstandard GDR (a)	4,160	44,065
Rosneft Oil Co. GDR	31,630	118,612
Sberbank	59,160	44,539
Uralkali Sponsored GDR	10,470	93,781
Vimpel-Communications Sponsored ADR	9,371	67,096
X5 Retail Group NV GDR (a)	13,195	113,923

Total Russia		685,767

Singapore | 2.2%
Raffles Education Corp., Ltd.	378,000	149,322

South Africa | 9.3%
Barloworld, Ltd.	13,315	60,786
Exxaro Resources, Ltd. Sponsored ADR	17,950	142,703
Gold Fields, Ltd. Sponsored ADR	4,414	43,831
MTN Group, Ltd. Sponsored ADR	9,180	109,701
Murray & Roberts Holdings, Ltd.	19,748	103,391
Sasol, Ltd. Sponsored ADR	2,787	84,530
Standard Bank Group, Ltd.	10,400	94,223

Total South Africa		639,165

South Korea | 2.7%
Hyundai Development Co.	3,520	92,811
Samsung Engineering Co., Ltd.	2,560	91,037

Total South Korea		183,848

Taiwan | 2.3%
Asustek Computer, Inc. GDR	12,341	85,153
Wistron Corp. GDR	9,330	70,789

Total Taiwan		155,942

Description	Shares	Value

Turkey | 3.4%
BIM Birlesik Magazalar AS	4,440	$93,414
Turkiye Garanti Bankasi AS ADR	83,570	140,772

Total Turkey		234,186

United Kingdom | 1.5%
Cairn Energy PLC (a)	3,580	104,758

United States | 1.7%
NII Holdings, Inc. (a)	6,292	114,389

Total Common Stocks
(Identified cost $7,576,870)		5,803,126

Preferred Stock | 2.0%

Brazil | 2.0%
Gerdau SA Sponsored ADR
(Identified cost $203,433)	21,150	139,590

Description	Principal Amount (000)	Value

Time Deposit | 8.0%
State Street Euro Dollar Time Deposit,
0.01%, 01/02/09
(Identified cost $552,000)	$552	552,000

Total Investments | 94.2%
(Identified cost $8,332,303) (b)		$6,494,716

Cash and Other Assets in Excess
of Liabilities | 5.8%		402,040

Net Assets | 100.0%		$6,896,756

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds | 91.6%

Aerospace & Defense | 1.5%
L-3 Communications Corp.,
7.625%, 06/15/12	$600	$586,500

Automotive | 1.6%
ArvinMeritor, Inc.,
8.125%, 09/15/15	550	247,500
Ford Motor Credit Co.,
7.00%, 10/01/13	400	276,371
GMAC LLC,
6.75%, 12/01/14 (c)	165	113,483
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (e)	2,840	284

		637,638

Building Materials | 2.6%
Legrand SA,
8.50%, 02/15/25	925	809,124
USG Corp.,
9.00%, 01/15/18	325	205,563

		1,014,687

Cable Television | 7.2%
Cablevision Systems Corp.,
8.00%, 04/15/12	725	645,250
Charter Communications Holdings LLC,
11.00%, 10/01/15	424	74,200
DirecTV Holdings LLC:
6.375%, 06/15/15	400	369,000
8.375%, 03/15/13	450	447,750
EchoStar DBS Corp.,
6.625%, 10/01/14	810	676,350
Kabel Deutschland GmbH,
10.625%, 07/01/14	350	311,500
Mediacom Broadband LLC,
8.50%, 10/15/15	475	309,344

		2,833,394

Description	Principal Amount (000)	Value

Chemicals | 2.7%
ARCO Chemical Co.,
9.80%, 02/01/20	$535	$58,850
Momentive Performance Materials, Inc.,
9.75%, 12/01/14	275	116,875
Mosaic Global Holdings, Inc.,
7.30%, 01/15/28	775	606,437
NOVA Chemicals Corp.,
6.50%, 01/15/12	687	285,105

		1,067,267

Computer Services | 0.9%
SunGard Data Systems, Inc.,
10.25%, 08/15/15	524	345,840

Diversified | 3.8%
Leucadia National Corp.,
7.00%, 08/15/13	950	755,250
SPX Corp.,
7.625%, 12/15/14 (c)	535	465,450
The Greenbrier Cos., Inc.,
8.375%, 05/15/15	375	266,719

		1,487,419

Drugs | 0.7%
Elan Finance PLC,
7.75%, 11/15/11	500	295,000

Electric Generation | 2.7%
AES Corp.,
7.75%, 03/01/14	500	440,000
Edison Mission Energy,
7.50%, 06/15/13	675	617,625

		1,057,625

Electric Integrated | 0.6%
Texas Competitive Electric Holdings Co. LLC,
10.50%, 11/01/15 (c)	350	248,500

Electronics | 0.7%
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	225	99,000
10.125%, 12/15/16	175	71,750
NXP BV,
7.875%, 10/15/14	250	97,500

		268,250

The accompanying notes are an integral part of these financial statements.

Annual Report 59

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio
(continued)
Energy Exploration & Production | 3.3%
Compagnie Generale de Geophysique,
7.50%, 05/15/15	$750	$465,000
OPTI Canada, Inc.,
8.25%, 12/15/14	325	175,500
PetroHawk Energy Corp.,
9.125%, 07/15/13	600	486,000
Seitel, Inc.,
9.75%, 02/15/14	525	189,000

		1,315,500

Energy Integrated | 0.4%
Verasun Energy Corp.,
9.875%, 12/15/12 (e)	250	150,000

Environmental | 1.6%
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	639,350

Financial Services | 0.0%
Finance One PLC,
0.00%, 01/03/09 (a), (e), (f)	20,000	0
Morgan Guarantee Trust,
0.00%, 01/03/09 (a), (e), (f)	10,569	0

		0

Food & Beverages | 2.6%
Dean Foods Co.,
7.00%, 06/01/16	800	680,000
NBTY, Inc.,
7.125%, 10/01/15	475	337,250

		1,017,250

Forest & Paper Products | 3.0%
Georgia-Pacific Corp.:
8.125%, 05/15/11	300	282,000
9.50%, 12/01/11	500	472,500
Smurfit Capital Funding PLC,
7.50%, 11/20/25	750	442,500

		1,197,000

Description	Principal Amount (000)	Value

Gaming | 4.0%
Mandalay Resorts Group,
9.375%, 02/15/10	$1,035	$755,550
Mohegan Tribal Gaming Authority,
7.125%, 08/15/14	700	353,500
Wynn Las Vegas LLC,
6.625%, 12/01/14	635	479,425

		1,588,475

Gas Distribution | 2.8%
El Paso Corp.,
7.00%, 06/15/17	350	273,912
Ferrellgas Partners LP,
8.75%, 06/15/12	684	478,800
Kinder Morgan, Inc.,
6.50%, 09/01/12	425	359,125

		1,111,837

Health Services | 6.3%
Community Health Systems, Inc.,
8.875%, 07/15/15	600	552,000
DaVita, Inc.,
6.625%, 03/15/13	375	356,250
HCA, Inc.,
9.25%, 11/15/16	675	619,312
Senior Housing Properties Trust,
7.875%, 04/15/15	179	143,200
Tenet Healthcare Corp.,
7.375%, 02/01/13	500	356,250
The Cooper Cos., Inc.,
7.125%, 02/15/15	525	441,000

		2,468,012

Hotels | 2.8%
Felcor Lodging LP,
8.50%, 06/01/11	575	425,500
Host Hotels & Resorts, Inc.,
7.125%, 11/01/13	850	684,250

		1,109,750

Leisure & Entertainment | 2.2%
Royal Caribbean Cruises, Ltd.:
7.25%, 06/15/16	300	163,500
8.00%, 05/15/10	400	342,000
Speedway Motorsports, Inc.,
6.75%, 06/01/13	525	378,000

		883,500

The accompanying notes are an integral part of these financial statements.

60 Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)
Machinery | 1.2%
Case New Holland, Inc., 7.125%, 03/01/14	$650	$461,500

Media | 2.8%
Interpublic Group of Cos., Inc., 6.25%, 11/15/14	600	267,000
ION Media Networks, Inc., 11.00%, 07/31/13 (a)	25	50
Lamar Media Corp., 7.25%, 01/01/13	600	478,500
Viacom, Inc., 6.25%, 04/30/16	450	373,002

		1,118,552

Metals & Mining | 1.9%
Century Aluminum Co., 7.50%, 08/15/14	225	129,375
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/15	650	552,500
8.375%, 04/01/17	100	82,000

		763,875

Packaging | 1.1%
Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13	425	418,625

Printing & Publishing | 1.0%
Deluxe Corp., 7.375%, 06/01/15	525	315,000
R.H. Donnelley Corp., 8.875%, 01/15/16	400	60,000

		375,000

Real Estate | 2.0%
AMR Real Estate Partners LP:
7.125%, 02/15/13	500	345,000
8.125%, 06/01/12	350	269,500
Forest City Enterprises, Inc., 7.625%, 06/01/15	475	166,250

		780,750

Retail | 3.6%
AutoNation, Inc., 7.00%, 04/15/14	650	474,500
Saks, Inc., 9.875%, 10/01/11	1,225	955,500

		1,430,000

Description	Principal Amount (000)	Value

Steel-Producers | 2.2%
AK Steel Corp., 7.75%, 06/15/12	$625	$487,500
Steel Dynamics, Inc., 7.375%, 11/01/12	540	394,200

		881,700

Support Services | 6.8%
ARAMARK Corp., 8.50%, 02/01/15	600	543,000
Avis Budget Car Rental LLC:
7.625%, 05/15/14	640	185,600
7.75%, 05/15/16	110	31,900
Corrections Corp. of America, 6.25%, 03/15/13	425	395,250
Expedia, Inc., 8.50%, 07/01/16 (c)	375	279,375
Hertz Corp., 8.875%, 01/01/14	650	399,750
Ticketmaster, 10.75%, 08/01/16 (c)	350	189,000
United Rentals North America, Inc., 6.50%, 02/15/12	625	493,750
West Corp., 11.00%, 10/15/16	350	162,750

		2,680,375

Telecommunications | 11.8%
American Tower Corp., 7.125%, 10/15/12	400	394,000
Citizens Communications Co., 6.25%, 01/15/13	1,000	850,000
Intelsat Bermuda, Ltd., 11.25%, 06/15/16	350	318,500
Intelsat Corp., 9.25%, 08/15/14 (c)	125	116,250
Level 3 Financing, Inc., 9.25%, 11/01/14	650	377,000
Qwest Corp., 7.875%, 09/01/11	800	736,000
Rogers Wireless Communications, Inc., 9.625%, 05/01/11	1,000	1,043,479
Sprint Capital Corp., 6.90%, 05/01/19	575	408,250
Windstream Corp., 8.625%, 08/01/16	475	420,375

		4,663,854

The accompanying notes are an integral part of these financial statements.

Annual Report 61

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (concluded)
Transportation | 3.2%
Kansas City Southern Railway Co., 7.50%, 06/15/09	$610	$611,525
Stena AB, 7.50%, 11/01/13	975	644,719

		1,256,244

Total Corporate Bonds
(Identified cost $51,404,471)		36,153,269

Description	Shares	Value

Preferred Stocks | 0.0%

Automotive | 0.0%
Preferred Blocker, Inc., 9.00%, 12/31/11 (c)	41	10,250

Media | 0.0%
ION Media Networks, Inc., 12.00%, 08/31/13	1	256

Total Preferred Stocks
(Identified cost $9,751)		10,506

Description	Shares	Value

Warrants | 0.0%

Cable Television | 0.0%
Ono Finance PLC:
05/31/09 (a), (c), (d)	500	$5
03/16/11 (a), (c), (d)	470	5

		10

Total Warrants
(Identified cost $64,841)		10

Description	Principal Amount (000)	Value

Time Deposit | 5.1%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $1,999,000)	$1,999	1,999,000

Total Investments | 96.7%
(Identified cost $53,478,063) (b)		$38,162,785

Cash and Other Assets in Excess of Liabilities | 3.3%		1,319,865

Net Assets | 100.0%		$39,482,650

The accompanying notes are an integral part of these financial statements.

62 Annual Report

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 88.4%
Financial Select Sector SPDR Fund	118,800	$1,499,256
First Trust ISE-Revere Natural Gas Index Fund	408,700	4,814,486
iShares iBoxx $High Yield Corporate Bond Fund	84,360	6,418,109
iShares iBoxx $Investment Grade Corporate Bond Fund	96,000	9,758,400
iShares MSCI Brazil Index Fund	153,100	5,343,190
iShares MSCI Japan Index Fund	489,000	4,694,400
iShares S&P Global Consumer Staples Index Fund	93,400	4,450,510
iShares S&P Global Healthcare Sector Index Fund	101,800	4,617,648
iShares S&P Global Materials Index Fund	105,300	4,120,389
iShares S&P National Municipal Bond Fund	100,300	9,979,850
Market Vectors Agribusiness ETF	97,000	2,701,450
Market Vectors Global Alternative Energy ETF	94,200	2,199,570
PowerShares Dynamic Oil & Gas Services Portfolio	491,800	5,483,570
PowerShares Dynamic Technology Sector Portfolio (a)	289,700	4,626,509
PowerShares Global Nuclear Energy Portfolio	237,500	3,574,375
PowerShares Water Resources Portfolio	349,000	5,022,110
Rydex Inverse 2x S&P 500 ETF	11,900	1,332,800
SPDR Barclays Capital Aggregate Bond ETF	166,000	9,222,960
SPDR Gold Trust (a)	35,400	3,063,870

Description	Shares	Value

SPDR KBW Regional Banking ETF	169,000	$4,928,040
Vanguard Pacific ETF	188,900	8,277,598

Total Exchange-Traded Funds
(Identified cost $137,248,080)		106,129,090

Closed-End Management
Investment Companies | 8.8%
DWS Global Commodities Stock Fund, Inc.	193,500	1,056,510
Eaton Vance Limited Duration Income Fund	227,000	2,245,030
MFS Intermediate Income Trust	320,000	2,000,000
MFS Multimarket Income Trust	746,500	3,590,665
Nuveen Insured Premium Income Municipal Fund	172,511	1,618,153

Total Closed-End Management
Investment Companies
(Identified cost $14,814,535)		10,510,358

Description	Principal Amount (000)	Value

Time Deposit | 2.2%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $2,685,000)	$2,685	2,685,000

Total Investments | 99.4%
(Identified cost $154,747,615) (b)		$119,324,448

Cash and Other Assets in Excess of Liabilities | 0.6%		751,499

Net Assets | 100.0%		$120,075,947

The accompanying notes are an integral part of these financial statements.

Annual Report 63

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Contracts open at December 31, 2008:

Forward Currency Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts

EUR	01/29/09	3,333,300	$4,340,190	$4,628,443	$288,253	$—
EUR	01/29/09	3,333,367	4,741,548	4,628,536	—	113,012

Total Forward Currency Purchase Contracts			9,081,738	9,256,979	288,253	113,012

Forward Currency Sale Contract
EUR	01/29/09	6,666,667	8,570,667	9,256,979	—	686,312

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$288,253	$799,324

The accompanying notes are an integral part of these financial statements.

64 Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2008

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized depreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

U.S. Equity Value	$8,908,282	$50,108	$2,491,727	$(2,441,619)
U.S. Strategic Equity	76,872,555	603,326	15,580,841	(14,977,515)
U.S. Mid Cap Equity	225,916,200	4,857,531	61,330,158	(56,472,627)
U.S. Small-Mid Cap Equity	59,886,221	2,506,678	14,528,187	(12,021,509)
U.S. Small Cap Equity Value	14,825,878	578,037	3,952,564	(3,374,527)
Global Equity Income	8,093,975	71,414	1,237,495	(1,166,081)
International Equity	181,552,199	2,752,814	50,033,406	(47,280,592)
International Equity Select	13,096,419	50,707	3,665,129	(3,614,422)
International Strategic Equity	340,867,811	7,154,494	91,173,804	(84,019,310)
International Small Cap Equity	164,996,318	840,420	61,573,562	(60,733,142)
Emerging Markets Equity	7,282,000,387	14,372,698	2,902,204,434	(2,887,831,736)
Developing Markets Equity	8,593,105	176,369	2,274,758	(2,098,389)
U.S. High Yield	53,762,063	194,099	15,793,377	(15,599,278)
Capital Allocator Opportunistic Strategies	156,037,126	2,194,837	38,907,515	(36,712,678)

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2008, these securities amounted to 0.1%, 0.1%, 0.2%, 0.6% and 3.6% of net assets of Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio and Lazard U.S. High Yield Portfolio, respectively, and are considered to be liquid.

(d)	Date shown is the expiration date.

(e)	Issue in default.

(f)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

(g)	Received from in-kind subscriptions; security valued at zero.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
EUR	—	Euro
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report 65

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Global Equity Income Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio

Agriculture	1.0%	—%	—%	—%	—%	1.4%	1.4%
Alcohol & Tobacco	6.3	7.4	11.6	10.0	—	4.9	0.5
Automotive	0.9	1.1	—	—	0.8	2.6	—
Banking	5.2	6.1	4.8	2.4	4.4	12.9	22.9
Building Materials	1.7	—	—	—	—	1.5	—
Cable Television	—	—	—	2.1	—	—	1.4
Chemicals	3.6	—	—	1.4	7.1	—	1.2
Commercial Services	—	2.7	—	2.7	11.0	0.5	2.2
Construction & Engineering	—	1.1	—	2.0	2.4	3.7	4.2
Consumer Products	—	0.9	1.2	2.3	3.4	5.0	—
Drugs	4.4	10.7	14.5	8.8	2.6	—	0.6
Electric	0.6	3.6	4.0	6.7	—	1.2	—
Energy	—	—	—	—	1.8	—	—
Energy Exploration & Production	—	1.1	1.6	2.7	—	3.3	4.5
Energy Integrated	11.9	9.5	12.1	4.0	1.4	5.8	5.0
Energy Services	2.9	0.5	—	—	2.9	1.8	1.4
Financial Services	5.2	2.0	—	4.7	4.9	5.8	—
Food & Beverages	—	5.8	8.1	5.0	1.6	1.6	—
Forest & Paper Products	3.6	—	—	—	1.7	2.1	1.6
Gas Utilities	—	4.3	3.7	4.8	—	—	1.3
Health Services	—	—	—	—	2.3	—	—
Housing	2.9	4.0	—	3.7	3.9	1.3	—
Insurance	7.1	6.3	10.6	6.4	3.3	—	—
Leisure & Entertainment	6.3	1.2	—	4.8	0.9	0.8	0.6
Manufacturing	3.4	4.3	3.3	6.6	19.2	3.5	3.8
Medical Products	0.7	0.9	—	—	7.5	—	2.7
Metals & Mining	2.4	0.6	—	0.1	—	6.1	6.6
Real Estate	—	—	—	—	—	0.2	4.2
Retail	—	3.3	2.1	2.8	2.9	3.0	5.7
Semiconductors & Components	4.4	2.2	3.6	—	1.3	3.4	2.5
Technology	—	—	—	1.2	4.7	1.3	0.9
Technology Hardware	1.0	3.6	3.8	1.2	1.9	2.2	2.3
Telecommunications	16.9	11.9	12.6	9.4	—	15.7	7.6
Transportation	3.3	1.2	—	0.1	2.7	3.0	1.1

Subtotal	95.7	96.3	97.6	95.9	96.6	94.6	86.2
Time Deposits	21.2	3.4	—	3.2	3.0	4.6	8.0

Total Investments	116.9%	99.7%	97.6%	99.1%	99.6%	99.2%	94.2%

The accompanying notes are an integral part of these financial statements.

66 Annual Report

(This Page Intentionally Left Blank)

Annual Report 67

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2008	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$6,466,663	$61,895,040
Cash	221,050	231
Foreign currency	—	—
Receivables for:
Investments sold	1,645	46,962
Dividends and interest	15,590	139,730
Capital stock sold	—	49,380
Amount due from Investment Manager (Note 3)	6,537	—
Deferred offering expenses	—	—

Total assets	6,711,485	62,131,343

LIABILITIES
Payables for:
Management fees	—	32,942
Accrued distribution fees	29	1,479
Accrued directors’ fees	30	280
Investments purchased	—	51,874
Capital stock redeemed	—	49,400
Other accrued expenses and payables	22,995	27,961

Total liabilities	23,054	163,936

Net assets	$6,688,431	$61,967,407

NET ASSETS
Paid in capital	$11,123,039	$98,271,993
Undistributed (distributions in excess of) net investment income	(19,879)	—
Accumulated net realized loss	(2,127,781)	(22,043,236)
Net unrealized appreciation (depreciation) on:
Investments	(2,286,948)	(14,261,350)
Foreign currency	—	—

Net assets	$6,688,431	$61,967,407

Institutional Shares
Net assets	$6,553,986	$54,749,302
Shares of capital stock outstanding*	936,319	8,746,920
Net asset value, offering and redemption price per share	$7.00	$6.26

Open Shares
Net assets	$134,445	$7,218,105
Shares of capital stock outstanding*	19,092	1,148,843
Net asset value, offering and redemption price per share	$7.04	$6.28

Cost of investments in securities	$8,753,611	$76,156,390
Cost of foreign currency	$—	$—

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

68 Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard U.S. Small Cap Equity Value Portfolio	Lazard Global Equity Income Portfolio	Lazard International Equity Portfolio

$169,443,573	$47,864,712	$11,451,351	$6,927,894	$134,271,607
979	264	204,188	821	740
—	—	—	3,020	2,886

665,570	24,069	409,116	26,627	—
312,145	65,315	21,891	19,989	485,246
201,319	15,132	25,987	56,748	132,758
—	—	9,611	13,320	—
—	—	11,848	11,848	—

170,623,586	47,969,492	12,133,992	7,060,267	134,893,237

101,691	28,561	—	—	81,284
13,088	2,093	16	587	2,803
748	215	51	16	582
777,593	353,008	211,788	1,028,057	—
1,664,145	118,022	—	72,093	59,951
44,241	32,941	28,575	31,605	48,912

2,601,506	534,840	240,430	1,132,358	193,532

$168,022,080	$47,434,652	$11,893,562	$5,927,909	$134,699,705

$327,473,172	$78,734,718	$17,018,779	$7,526,116	$198,024,562
44,057	7,372	(13,334)	(28,602)	50,537
(110,192,161)	(21,228,684)	(1,774,403)	(650,989)	(19,032,875)

(49,302,988)	(10,078,754)	(3,337,480)	(925,133)	(44,340,893)
—	—	—	6,517	(1,626)

$168,022,080	$47,434,652	$11,893,562	$5,927,909	$134,699,705

$103,650,212	$36,934,385	$11,809,276	$1,337,300	$119,870,293
13,826,282	4,863,965	1,654,540	213,912	11,420,948
$7.50	$7.59	$7.14	$6.25	$10.50

$64,371,868	$10,500,267	$84,286	$4,590,609	$14,829,412
8,699,296	1,406,771	11,784	731,487	1,398,912
$7.40	$7.46	$7.15	$6.28	$10.60

$218,746,561	$57,943,466	$14,788,831	$7,853,027	$178,612,500
$—	$—	$—	$3,169	$2,920

Annual Report 69

December 31, 2008	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$9,481,997	$256,848,501
Cash	46,666	976
Foreign currency	77,176	132
Receivables for:
Capital stock sold	25,643	1,688,820
Dividends and interest	35,436	988,205
Investments sold	475,409	—
Amount due from Investment Manager (Note 3)	7,401	—
Gross unrealized appreciation on forward currency contracts	—	—
Deferred offering expenses	—	—
Other assets	—	—

Total assets	10,149,728	259,526,634

LIABILITIES
Payables for:
Management fees	—	154,024
Accrued distribution fees	1,216	2,727
Accrued directors’ fees	44	1,098
Investments purchased	77,172	—
Capital stock redeemed	28,482	76,828
Dividends	—	—
Line of credit outstanding	300,000	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	29,986	61,591

Total liabilities	436,900	296,268

Net assets	$9,712,828	$259,230,366

NET ASSETS
Paid in capital	$15,179,658	$389,875,838
Undistributed (distributions in excess of) net investment income	13,860	1,094,136
Accumulated net realized loss	(2,244,037)	(47,867,208)
Net unrealized appreciation (depreciation) on:
Investments	(3,236,362)	(83,901,535)
Foreign currency and forward currency contracts	(291)	29,135

Net assets	$9,712,828	$259,230,366

Institutional Shares
Net assets	$3,859,960	$245,603,525
Shares of capital stock outstanding*	604,238	32,709,101
Net asset value, offering and redemption price per share	$6.39	$7.51

Open Shares
Net assets	$5,852,868	$13,626,841
Shares of capital stock outstanding*	912,853	1,814,586
Net asset value, offering and redemption price per share	$6.41	$7.51

Cost of investments in securities	$12,718,359	$340,750,036
Cost of foreign currency	$78,136	$132

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

70 Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

$104,263,176	$4,394,168,651	$6,494,716	$38,162,785	$119,324,448
1,000	428	689	163	778
581	10,565,049	1,416	—	—

531,664	41,740,600	350,000	407,065	308,417
249,694	8,331,193	7,912	968,021	1,233,282
—	8,006,503	—	160,236	—
—	—	39,737	144	—
—	—	—	—	288,253
—	—	36,317	—	11,190
—	19,915	—	—	—

105,046,115	4,462,832,339	6,930,787	39,698,414	121,166,368

64,949	3,558,400	—	—	80,931
6,213	228,670	54	915	1,445
473	18,933	22	167	596
—	13,112,587	—	121,684	—
216,731	12,760,654	—	8,444	185,619
—	—	—	58,689	—
—	—	—	—	—
—	—	—	—	799,324
65,260	2,127,772	33,955	25,865	22,506

353,626	31,807,016	34,031	215,764	1,090,421

$104,692,489	$4,431,025,323	$6,896,756	$39,482,650	$120,075,947

$201,451,828	$7,728,245,996	$9,320,426	$96,825,273	$174,830,628
(6,567)	(6,339,328)	(39,857)	(284,000)	322,499
(37,187,050)	(441,974,880)	(546,313)	(41,743,345)	(19,142,942)

(59,574,672)	(2,848,513,506)	(1,837,587)	(15,315,278)	(35,423,167)
8,950	(392,959)	87	—	(511,071)

$104,692,489	$4,431,025,323	$6,896,756	$39,482,650	$120,075,947

$74,640,391	$3,295,983,436	$6,539,307	$34,262,338	$110,756,560
15,560,787	303,003,714	999,421	9,073,796	15,043,527
$4.80	$10.88	$6.54	$3.78	$7.36

$30,052,098	$1,135,041,887	$357,449	$5,220,312	$9,319,387
6,237,024	102,746,768	54,614	1,376,829	1,264,077
$4.82	$11.05	$6.55	$3.79	$7.37

$163,837,848	$7,242,682,157	$8,332,303	$53,478,063	$154,747,615
$582	$10,343,153	$1,329	$—	$—

Annual Report 71

The Lazard Funds, Inc. Statements of Operations

For the Period Ended December 31, 2008	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income
Income
Dividends	$246,744	$2,013,836
Interest	2,652	27,926
Income from securities loaned	—	—

Total investment income*	249,396	2,041,762

Expenses
Management fees	64,432	611,937
Custodian fees	63,899	67,336
Administration fees	51,726	66,329
Professional services	48,106	50,049
Distribution fees (Open Shares)	597	23,879
Shareholders’ services	43,048	45,354
Registration fees	20,813	23,746
Shareholders’ reports	199	3,070
Amortization of offering expenses	—	—
Directors’ fees and expenses	494	4,689
Other	3,689	7,849

Total gross expenses	297,003	904,238

Management fees waived and expenses reimbursed	(191,470)	(18,725)
Administration fees waived	(18,750)	—
Expense reductions	(147)	(104)

Total net expenses	86,636	885,409

Net investment income	162,760	1,156,353

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(2,053,678)	(21,234,218)
Foreign currency	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,788,388)	(12,941,377)
Foreign currency	—	—

Net realized and unrealized loss on investments and foreign currency	(3,842,066)	(34,175,595)

Net decrease in net assets resulting from operations	$(3,679,306)	$(33,019,242)

* Net of foreign withholding taxes of	$—	$—

(a) Portfolio commenced operations on March 31, 2008.

The accompanying notes are an integral part of these financial statements.

72 Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard U.S. Small Cap Equity Value Portfolio (a)	Lazard Global Equity Income Portfolio (a)	Lazard International Equity Portfolio

$6,437,123	$942,375	$181,699	$165,632	$7,457,211
147,404	44,107	10,843	1,551	99,249
—	46,984	—	—	72,794

6,584,527	1,033,466	192,542	167,183	7,629,254

2,137,519	637,288	117,968	23,929	1,679,042
104,366	80,689	51,645	99,142	160,111
107,030	67,015	38,620	36,730	94,845
55,609	76,950	75,945	75,678	54,021
272,734	44,141	180	3,618	55,152
51,628	47,062	33,826	33,952	47,657
28,201	23,256	5,757	6,024	22,499
19,756	35,748	17,386	11,127	19,725
—	—	36,201	36,201	—
16,108	4,785	9,061	8,517	12,617
29,877	8,217	5,667	5,231	19,165

2,822,828	1,025,151	392,256	340,149	2,164,834

—	—	(230,241)	(291,705)	—
—	—	(14,063)	(14,063)	—
(2,316)	(401)	(147)	(200)	(969)

2,820,512	1,024,750	147,805	34,181	2,163,865

3,764,015	8,716	44,737	133,002	5,465,389

(104,764,294)	(18,331,358)	(1,777,555)	(651,100)	(5,648,443)
—	—	—	(6,389)	(338,082)

(18,538,483)	(11,046,590)	(3,337,480)	(925,133)	(100,346,732)
—	—	—	6,517	10,713

(123,302,777)	(29,377,948)	(5,115,035)	(1,576,105)	(106,322,544)

$(119,538,762)	$(29,369,232)	$(5,070,298)	$(1,443,103)	$(100,857,155)

$—	$—	$—	$8,258	$714,008

Annual Report 73

For the Period Ended December 31, 2008	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

Investment Income
Income
Dividends	$747,672	$11,917,063
Interest	9,256	188,733
Income from securities loaned	—	—

Total investment income*	756,928	12,105,796

Expenses
Management fees	154,613	2,682,287
Custodian fees	78,011	242,272
Distribution fees (Open Shares)	25,269	56,832
Shareholders’ services	43,691	45,236
Shareholders’ reports	1,541	22,072
Administration fees	53,639	121,561
Professional services	48,374	57,370
Directors’ fees and expenses	1,020	20,394
Registration fees	20,746	25,706
Amortization of offering expenses	—	—
Other	4,361	22,354

Total gross expenses	431,265	3,296,084

Management fees waived and expenses reimbursed	(191,531)	—
Administration fees waived	—	—
Expense reductions	(211)	(5,516)

Total net expenses	239,523	3,290,568

Net investment income	517,405	8,815,228

Net Realized and Unrealized Gain (Loss) on Investments, Options,
Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	(2,211,792)	(47,844,768)
Options	—	—
Foreign currency and forward currency contracts	(14,241)	(472,244)
Net change in unrealized appreciation (depreciation) on:
Investments***	(6,554,371)	(139,341,850)
Foreign currency and forward currency contracts	(418)	(1,655)

Net realized and unrealized loss on investments, options, foreign currency and forward currency contracts	(8,780,822)	(187,660,517)

Net decrease in net assets resulting from operations	$(8,263,417)	$(178,845,289)

* Net of foreign withholding taxes of	$66,028	$952,941

** Net of foreign capital gains taxes of	$—	$—

*** Includes net change in unrealized foreign capital gains taxes of	$—	$—

(a)	Portfolio commenced operations on September 30, 2008.
(b)	Portfolio commenced operations on March 26, 2008.

The accompanying notes are an integral part of these financial statements.

74 Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio (a)	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio (b)

$4,605,842	$271,731,688	$22,769	$—	$4,679,246
82,553	4,991,525	28	4,369,713	64,364
100,172	749,386	—	18,276	—

4,788,567	277,472,599	22,797	4,387,989	4,743,610

1,275,372	64,375,771	13,948	278,680	1,156,510
129,301	5,760,724	18,239	63,160	55,766
147,125	3,909,936	103	10,570	10,430
84,748	3,084,147	14,730	43,850	35,616
18,211	2,078,584	10,561	2,148	12,202
84,098	794,107	14,029	60,149	62,484
52,670	218,327	85,991	49,219	91,343
9,615	365,453	103	2,908	15,294
42,849	244,158	1,461	22,991	15,469
—	—	12,239	—	36,859
14,214	321,001	2,732	5,886	9,378

1,858,203	81,152,208	174,136	539,561	1,501,351

—	—	(150,953)	(247,532)	(254,999)
—	—	(4,688)	—	—
(651)	(39,027)	(239)	(696)	(54,386)

1,857,552	81,113,181	18,256	291,333	1,191,966

2,931,015	196,359,418	4,541	4,096,656	3,551,644

(36,299,887)	(225,080,301)	(546,313)	(2,513,802)	(20,826,210)
—	—	—	—	1,040,194
(58,597)	(23,829,256)	(47,300)	—	1,688,333

(67,575,575)	(3,868,086,995)	(1,837,587)	(11,115,548)	(33,981,791)
(4,353)	(353,611)	87	—	(511,071)

(103,938,412)	(4,117,350,163)	(2,431,113)	(13,629,350)	(52,590,545)

$(101,007,397)	$(3,920,990,745)	$(2,426,572)	$(9,532,694)	$(49,038,901)

$367,028	$18,339,884	$894	$—	$—

$—	$3,671,712	$—	$—	$—

$—	$(2,140,374)	$—	$—	$—

Annual Report 75

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio

	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets
Operations
Net investment income	$162,760	$110,567
Net realized gain (loss) on investments	(2,053,678)	320,782
Net change in unrealized depreciation on investments	(1,788,388)	(534,978)

Net increase (decrease) in net assets resulting from operations	(3,679,306)	(103,629)

Distributions to shareholders
From net investment income
Institutional Shares	(156,785)	(105,751)
Open Shares	(2,676)	(3,653)
From net realized gains
Institutional Shares	—	(389,570)
Open Shares	—	(18,098)

Net decrease in net assets resulting from distributions	(159,461)	(517,072)

Capital stock transactions
Net proceeds from sales
Institutional Shares	1,649,026	8,193,054
Open Shares	73,000	967,026
Net proceeds from reinvestment of distributions
Institutional Shares	156,002	494,481
Open Shares	2,610	21,427
Cost of shares redeemed
Institutional Shares	(6,344)	(5,704)
Open Shares	(175,786)	(852,034)

Net increase (decrease) in net assets from capital stock transactions	1,698,508	8,818,250

Redemption fees (Note 2j)
Institutional Shares	—	20
Open Shares	—	429

Net increase in net assets from redemption fees	—	449

Total increase (decrease) in net assets	(2,140,259)	8,197,998
Net assets at beginning of year	8,828,690	630,692

Net assets at end of year*	$6,688,431	$8,828,690

*Includes undistributed (distributions in excess of) net investment income of	$(19,879)	$(21,307)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	754,370	33,272

Shares sold	159,324	678,435
Shares issued to shareholders from reinvestment of distributions	23,284	43,122
Shares redeemed	(659)	(459)

Net increase (decrease)	181,949	721,098

Shares outstanding at end of year	936,319	754,370

Open Shares
Shares outstanding at beginning of year	30,169	20,414

Shares sold	7,987	78,812
Shares issued to shareholders from reinvestment of distributions	387	1,858
Shares redeemed	(19,451)	(70,915)

Net increase (decrease)	(11,077)	9,755

Shares outstanding at end of year	19,092	30,169

The accompanying notes are an integral part of these financial statements.

76 Annual Report

Lazard U.S. Strategic Equity Portfolio		Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio

Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$1,156,353	$1,013,520	$3,764,015	$3,093,583	$8,716	$375,906
(21,234,218)	13,970,887	(104,764,294)	37,492,588	(18,331,358)	11,536,340
(12,941,377)	(14,012,905)	(18,538,483)	(63,675,417)	(11,046,590)	(21,525,998)

(33,019,242)	971,502	(119,538,762)	(23,089,246)	(29,369,232)	(9,613,752)

(1,043,206)	(928,263)	(2,377,086)	(2,255,532)	—	(368,961)
(108,041)	(75,125)	(1,273,350)	(836,453)	—	—

(1,010,118)	(13,250,346)	—	(29,413,726)	—	(19,129,580)
(133,846)	(1,707,827)	—	(16,992,927)	—	(4,239,158)

(2,295,211)	(15,961,561)	(3,650,436)	(49,498,638)	—	(23,737,699)

13,108,914	7,942,092	60,621,570	194,754,341	2,863,354	11,903,601
7,168,549	4,306,777	35,720,012	161,283,433	4,293,471	6,031,372

2,021,822	13,993,348	1,758,340	20,979,694	—	18,536,919
218,883	1,590,727	1,164,910	15,941,625	—	3,886,744

(17,330,283)	(37,611,892)	(160,193,161)	(130,294,329)	(53,564,893)	(89,649,834)
(7,705,350)	(4,462,321)	(83,887,149)	(69,855,700)	(11,843,891)	(14,412,212)

(2,517,465)	(14,241,269)	(144,815,478)	192,809,064	(58,251,959)	(63,703,410)

—	—	7,936	158	13	63
—	253	4,090	16,061	6	156

—	253	12,026	16,219	19	219

(37,831,918)	(29,231,075)	(267,992,650)	120,237,399	(87,621,172)	(97,054,642)
99,799,325	129,030,400	436,014,730	315,777,331	135,055,824	232,110,466

$61,967,407	$99,799,325	$168,022,080	$436,014,730	$47,434,652	$135,055,824

$—	$11,861	$44,057	$87,467	$7,372	$21,379

8,801,899	9,919,704	22,311,342	16,333,214	9,484,085	13,604,388

1,597,649	649,063	5,567,866	12,735,545	281,942	798,951
282,438	1,351,329	245,578	1,640,429	—	1,465,612
(1,935,066)	(3,118,197)	(14,298,504)	(8,397,846)	(4,902,062)	(6,384,866)

(54,979)	(1,117,805)	(8,485,060)	5,978,128	(4,620,120)	(4,120,303)

8,746,920	8,801,899	13,826,282	22,311,342	4,863,965	9,484,085

1,150,059	1,000,138	12,865,182	5,651,015	2,205,839	2,495,815

928,155	361,154	3,281,183	10,716,890	458,706	432,400
29,822	153,329	164,768	1,264,020	—	312,242
(959,193)	(364,562)	(7,611,837)	(4,766,743)	(1,257,774)	(1,034,618)

(1,216)	149,921	(4,165,886)	7,214,167	(799,068)	(289,976)

1,148,843	1,150,059	8,699,296	12,865,182	1,406,771	2,205,839

Annual Report 77

Lazard U.S. Small Cap Equity Value Portfolio

Period Ended December 31, 2008**

Increase (Decrease) in Net Assets
Operations
Net investment income	$44,737
Net realized gain (loss) on investments and foreign currency	(1,777,555)
Net change in unrealized depreciation on investments and foreign currency	(3,337,480)

Net increase (decrease) in net assets resulting from operations	(5,070,298)

Distributions to shareholders
From net investment income
Institutional Shares	(54,903)
Open Shares	(74)
From net realized gains
Institutional Shares	—
Open Shares	—

Net decrease in net assets resulting from distributions	(54,977)

Capital stock transactions
Net proceeds from sales
Institutional Shares	19,439,429
Open Shares	123,294
Net proceeds from reinvestment of distributions
Institutional Shares	54,903
Open Shares	74
Cost of shares redeemed
Institutional Shares	(2,596,384)
Open Shares	(3,840)

Net increase (decrease) in net assets from capital stock transactions	17,017,476

Redemption fees (Note 2j)
Institutional Shares	1,361
Open Shares	—

Net increase in net assets from redemption fees	1,361

Total increase (decrease) in net assets	11,893,562
Net assets at beginning of period	—

Net assets at end of period*	$11,893,562

* Includes undistributed (distributions in excess of) net investment income of	$(13,334)

** Portfolio commenced operations on March 31, 2008.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	—

Shares sold	1,956,956
Shares issued to shareholders from reinvestment of distributions	8,182
Shares redeemed	(310,598)

Net increase (decrease)	1,654,540

Shares outstanding at end of period	1,654,540

Open Shares
Shares outstanding at beginning of period	—

Shares sold	12,278
Shares issued to shareholders from reinvestment of distributions	11
Shares redeemed	(505)

Net increase (decrease)	11,784

Shares outstanding at end of period	11,784

The accompanying notes are an integral part of these financial statements.

78 Annual Report

Lazard Global Equity Income Portfolio	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio

Period Ended December 31, 2008**	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$133,002	$5,465,389	$10,446,368	$517,405	$426,501
(657,489)	(5,986,525)	117,194,375	(2,226,033)	4,522,445
(918,616)	(100,336,019)	(74,728,838)	(6,554,789)	(2,190,820)

(1,443,103)	(100,857,155)	52,911,905	(8,263,417)	2,758,126

(57,873)	(4,547,423)	(10,448,711)	(212,402)	(220,687)
(97,859)	(462,171)	(823,251)	(276,939)	(205,485)

—	—	—	(452,412)	(2,145,180)
—	—	—	(666,239)	(2,237,967)

(155,732)	(5,009,594)	(11,271,962)	(1,607,992)	(4,809,319)

2,079,075	9,641,929	42,760,108	2,070,592	3,659,073
6,872,224	11,224,487	12,817,420	1,442,558	3,938,401

57,873	3,151,598	8,455,736	532,093	2,007,567
66,939	367,029	648,480	882,977	2,303,146

(158,113)	(132,981,670)	(455,325,852)	(6,663,138)	(9,532,789)
(1,392,061)	(18,609,419)	(34,029,351)	(4,699,604)	(3,528,784)

7,525,937	(127,206,046)	(424,673,459)	(6,434,522)	(1,153,386)

—	222	28	550	427
807	889	2,341	16	518

807	1,111	2,369	566	945

5,927,909	(233,071,684)	(383,031,147)	(16,305,365)	(3,203,634)
—	367,771,389	750,802,536	26,018,193	29,221,827

$5,927,909	$134,699,705	$367,771,389	$9,712,828	$26,018,193

$(28,602)	$50,537	$(67,176)	$13,860	$45

—	19,104,018	42,981,256	1,026,949	1,275,571

227,167	668,329	2,525,820	260,695	274,686
9,441	313,592	488,254	67,190	167,049
(22,696)	(8,664,991)	(26,891,312)	(750,596)	(690,357)

213,912	(7,683,070)	(23,877,238)	(422,711)	(248,622)

213,912	11,420,948	19,104,018	604,238	1,026,949

—	1,833,826	3,028,637	1,178,185	957,538

895,940	831,268	752,954	163,271	291,150
10,903	36,125	36,914	112,094	191,154
(175,356)	(1,302,307)	(1,984,679)	(540,697)	(261,657)

731,487	(434,914)	(1,194,811)	(265,332)	220,647

731,487	1,398,912	1,833,826	912,853	1,178,185

Annual Report 79

	Lazard International Strategic Equity Portfolio

	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets
Operations
Net investment income	$8,815,228	$7,204,767
Net realized gain (loss) on investments and foreign currency	(48,317,012)	30,397,575
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(139,343,505)	14,491,190

Net increase (decrease) in net assets resulting from operations	(178,845,289)	52,093,532

Distributions to shareholders
From net investment income
Institutional Shares	(6,901,952)	(7,569,889)
Open Shares	(323,026)	(234,589)
From net realized gains
Institutional Shares	(689,362)	(32,463,744)
Open Shares	(47,104)	(1,261,316)

Net decrease in net assets resulting from distributions	(7,961,444)	(41,529,538)

Capital stock transactions
Net proceeds from sales
Institutional Shares	30,663,206	67,878,911
Open Shares	21,783,670	6,172,001
Net proceeds from reinvestment of distributions
Institutional Shares	5,833,105	37,683,990
Open Shares	368,283	1,464,736
Cost of shares redeemed
Institutional Shares	(33,962,264)	(41,260,992)
Open Shares	(13,578,037)	(2,181,358)

Net increase (decrease) in net assets from capital stock transactions	11,107,963	69,757,288

Redemption fees (Note 2j)
Institutional Shares	1,614	3,465
Open Shares	2,171	—

Net increase in net assets from redemption fees	3,785	3,465

Total increase (decrease) in net assets	(175,694,985)	80,324,747
Net assets at beginning of period	434,925,351	354,600,604

Net assets at end of period*	$259,230,366	$434,925,351

* Includes undistributed (distributions in excess of) net investment income of	$1,094,136	$(23,862)

**Portfolio commenced operations on September 30, 2008.

Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	32,409,457	27,171,668

Shares sold	3,035,124	5,256,475
Shares issued to shareholders from reinvestment of distributions	785,249	2,956,838
Shares redeemed	(3,520,729)	(2,975,524)

Net increase (decrease)	299,644	5,237,789

Shares outstanding at end of period	32,709,101	32,409,457

Open Shares
Shares outstanding at beginning of period	1,266,859	843,756

Shares sold	1,950,299	471,941
Shares issued to shareholders from reinvestment of distributions	49,411	115,062
Shares redeemed	(1,451,983)	(163,900)

Net increase (decrease)	547,727	423,103

Shares outstanding at end of period	1,814,586	1,266,859

The accompanying notes are an integral part of these financial statements.

80 Annual Report

Lazard International Small Cap Equity Portfolio		Lazard Emerging Markets Equity Portfolio		Lazard Developing Markets Equity Portfolio

Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008**

$2,931,015	$8,319,318	$196,359,418	$69,862,878	$4,541
(36,358,484)	222,094,634	(248,909,557)	987,127,867	(593,613)
(67,579,928)	(240,797,669)	(3,868,440,606)	277,596,260	(1,837,500)

(101,007,397)	(10,383,717)	(3,920,990,745)	1,334,587,005	(2,426,572)

(2,145,981)	(5,263,330)	(134,962,200)	(55,726,056)	(5,744)
(692,569)	(3,173,582)	(40,106,596)	(11,904,973)	—

(7,176,140)	(46,662,720)	(352,398,452)	(612,235,665)	—
(3,460,861)	(33,083,117)	(122,897,038)	(169,978,884)	—

(13,475,551)	(88,182,749)	(650,364,286)	(849,845,578)	(5,744)

94,441,545	79,708,233	2,881,382,659	2,712,892,181	8,950,072
18,835,536	201,108,792	1,487,740,951	1,138,597,916	374,340

7,596,001	44,484,125	439,559,870	596,080,729	4,660
3,796,314	33,531,668	151,615,778	170,027,763	—

(81,763,975)	(642,207,115)	(1,916,399,576)	(1,198,253,828)	—
(43,241,108)	(234,090,777)	(779,961,986)	(352,893,158)	—

(335,687)	(517,465,074)	2,263,937,696	3,066,451,603	9,329,072

6,655	2,573	266,410	99,727	—
699	9,026	221,143	236,716	—

7,354	11,599	487,553	336,443	—

(114,811,281)	(616,019,941)	(2,306,929,782)	3,551,529,473	6,896,756
219,503,770	835,523,711	6,737,955,105	3,186,425,632	—

$104,692,489	$219,503,770	$4,431,025,323	$6,737,955,105	$6,896,756

$(6,567)	$(123,817)	$(6,339,328)	$40,292	$(39,857)

12,363,024	39,230,803	220,678,561	133,219,000	—

11,228,256	4,569,352	156,640,752	113,062,483	998,695
1,097,973	4,301,060	33,803,788	25,017,247	726
(9,128,466)	(35,738,191)	(108,119,387)	(50,620,169)	—

3,197,763	(26,867,779)	82,325,153	87,459,561	999,421

15,560,787	12,363,024	303,003,714	220,678,561	999,421

8,540,137	7,728,361	60,722,332	21,215,039	—

2,378,476	11,079,380	74,668,872	47,056,649	54,614
535,275	3,242,908	11,335,377	7,053,673	—
(5,216,864)	(13,510,512)	(43,979,813)	(14,603,029)	—

(2,303,113)	811,776	42,024,436	39,507,293	54,614

6,237,024	8,540,137	102,746,768	60,722,332	54,614

Annual Report 81

	Lazard U.S. High Yield Portfolio

	Year Ended December 31, 2008	Year Ended December 31, 2007

Decrease in Net Assets
Operations
Net investment income	$4,096,656	$5,199,579
Net realized gain (loss) on investments	(2,513,802)	549,990
Net change in unrealized depreciation on investments	(11,115,548)	(3,285,542)

Net increase (decrease) in net assets resulting from operations	(9,532,694)	2,464,027

Distributions to shareholders
From net investment income
Institutional Shares	(3,765,781)	(5,035,000)
Open Shares	(334,254)	(164,579)

Net decrease in net assets resulting from distributions	(4,100,035)	(5,199,579)

Capital stock transactions
Net proceeds from sales
Institutional Shares	8,774,235	795,553
Open Shares	7,506,814	873,555
Net proceeds from reinvestment of distributions
Institutional Shares	3,271,381	4,256,453
Open Shares	111,646	152,448
Cost of shares redeemed
Institutional Shares	(21,832,121)	(14,589,624)
Open Shares	(2,772,205)	(1,332,565)

Net decrease in net assets from capital stock transactions	(4,940,250)	(9,844,180)

Redemption fees (Note 2j)
Institutional Shares	185	254
Open Shares	1,387	2,236

Net increase in net assets from redemption fees	1,572	2,490

Total decrease in net assets	(18,571,407)	(12,577,242)
Net assets at beginning of year	58,054,057	70,631,299

Net assets at end of year*	$39,482,650	$58,054,057

* Includes distributions in excess of net investment income of	$(284,000)	$(284,000)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	10,936,413	12,778,921

Shares sold	1,947,466	149,946
Shares issued to shareholders from reinvestment of distributions	704,062	803,612
Shares redeemed	(4,514,145)	(2,796,066)

Net decrease	(1,862,617)	(1,842,508)

Shares outstanding at end of year	9,073,796	10,936,413

Open Shares
Shares outstanding at beginning of year	343,679	405,406

Shares sold	1,601,082	164,143
Shares issued to shareholders from reinvestment of distributions	24,210	28,671
Shares redeemed	(592,142)	(254,541)

Net increase (decrease)	1,033,150	(61,727)

Shares outstanding at end of year	1,376,829	343,679

The accompanying notes are an integral part of these financial statements.

82 Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio

Period Ended December 31, 2008**

Increase in Net Assets
Operations
Net investment income	$3,551,644
Net realized loss on investments, options, foreign currency and forward currency contracts	(18,097,683)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(34,492,862)

Net decrease in net assets resulting from operations	(49,038,901)

Distributions to shareholders
From net investment income
Institutional Shares	(4,062,392)
Open Shares	(213,626)

Net decrease in net assets resulting from distributions	(4,276,018)

Capital stock transactions
Net proceeds from sales
Institutional Shares	202,127,067
Open Shares	14,174,302
Net proceeds from reinvestment of distributions
Institutional Shares	1,508,581
Open Shares	134,004
Cost of shares redeemed
Institutional Shares	(41,810,708)
Open Shares	(2,745,272)

Net increase in net assets from capital stock transactions	173,387,974

Redemption fees (Note 2j)
Institutional Shares	1,335
Open Shares	1,557

Net increase in net assets from redemption fees	2,892

Total increase in net assets	120,075,947
Net assets at beginning of period	—

Net assets at end of period*	$120,075,947

* Includes undistributed net investment income of	$322,499

** Portfolio commenced operations on March 26, 2008.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	—

Shares sold	20,288,588
Shares issued to shareholders from reinvestment of distributions	214,592
Shares redeemed	(5,459,653)

Net increase	15,043,527

Shares outstanding at end of period	15,043,527

Open Shares
Shares outstanding at beginning of period	—

Shares sold	1,561,830
Shares issued to shareholders from reinvestment of distributions	19,035
Shares redeemed	(316,788)

Net increase	1,264,077

Shares outstanding at end of period	1,264,077

The accompanying notes are an integral part of these financial statements.

Annual Report 83

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY VALUE PORTFOLIO

Selected data for a share of capital		Year Ended		For the Period 9/30/05* to 12/31/05

stock outstanding throughout each period	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$11.25	$11.73	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.18	0.17	0.18	0.03
Net realized and unrealized gain (loss)	(4.26)	0.05	2.33	0.02

Total from investment operations	(4.08)	0.22	2.51	0.05

Less distributions from:
Net investment income	(0.17)	(0.15)	(0.62)	(0.03)
Net realized gains	—	(0.55)	(0.18)	—

Total distributions	(0.17)	(0.70)	(0.80)	(0.03)

Redemption fees	—	— (c)	—	—

Net asset value, end of period	$7.00	$11.25	$11.73	$10.02

Total Return (b)	(36.18)%	1.65%	25.23%	0.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,554	$8,488	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%	1.00%
Gross expenses (d)	3.21%	3.56%	112.90%	388.31%
Net investment income (d)	1.90%	1.40%	1.57%	1.17%
Portfolio turnover rate	97%	83%	95%	13%

Selected data for a share of capital		Year Ended		For the Period 9/30/05* to 12/31/05

stock outstanding throughout each period	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$11.31	$11.77	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.15	0.13	0.12	0.02
Net realized and unrealized gain (loss)	(4.28)	0.06	2.37	0.02

Total from investment operations	(4.13)	0.19	2.49	0.04

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.56)	(0.02)
Net realized gains	—	(0.55)	(0.18)	—

Total distributions	(0.14)	(0.66)	(0.74)	(0.02)

Redemption fees	—	0.01	—	—

Net asset value, end of period	$7.04	$11.31	$11.77	$10.02

Total Return (b)	(36.43)%	1.59%	24.83%	0.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$134	$341	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	12.10%	9.40%	138.32%	596.46%
Net investment income (d)	1.56%	1.02%	1.05%	0.86%
Portfolio turnover rate	97%	83%	95%	13%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

84 Annual Report

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended				For the Period 12/30/04* to 12/31/04

stock outstanding throughout each period	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$10.03	$11.81	$10.38	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.12	0.11	0.08	0.09	—	(c)
Net realized and unrealized gain (loss)	(3.65)	(0.04)	1.73	0.41	—

Total from investment operations	(3.53)	0.07	1.81	0.50	—

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.07)	(0.03)	—
Net realized gains	(0.12)	(1.73)	(0.31)	(0.09)	—

Total distributions	(0.24)	(1.85)	(0.38)	(0.12)	—

Redemption fees	—	—	— (c)	—	—

Net asset value, end of period	$6.26	$10.03	$11.81	$10.38	$10.00

Total Return (b)	(35.43)%	0.33%	17.44%	4.99%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,749	$88,242	$117,194	$15,085	$400
Ratios to average net assets:
Net expenses (d)	1.05%	0.98%	1.05%	1.16%	1.25%
Gross expenses (d)	1.06%	0.98%	1.35%	13.80%	546.34	%(e)
Net investment income (d)	1.45%	0.86%	0.71%	0.90%	1.92%
Portfolio turnover rate	82%	58%	82%	53%	0%

Selected data for a share of capital stock outstanding throughout each period	Year Ended				For the Period 12/30/04* to 12/31/04

	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$10.05	$11.83	$10.39	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.10	0.06	— (c)	0.06	—	(c)
Net realized and unrealized gain (loss)	(3.65)	(0.03)	1.79	0.35	—

Total from investment operations	(3.55)	0.03	1.79	0.41	—

Less distributions from:
Net investment income	(0.10)	(0.08)	(0.04)	—	—
Net realized gains	(0.12)	(1.73)	(0.31)	(0.09)	—

Total distributions	(0.22)	(1.81)	(0.35)	(0.09)	—

Redemption fees	—	— (c)	—	0.07	—

Net asset value, end of period	$6.28	$10.05	$11.83	$10.39	$10.00

Total Return (b)	(35.63)%	(0.07)%	17.20%	4.79%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,218	$11,558	$11,836	$234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%	1.35%	1.50%	1.55%
Gross expenses (d)	1.51%	1.40%	7.38%	33.06%	1,049.82	%(e)
Net investment income (d)	1.15%	0.50%	0.03%	0.58%	1.62%
Portfolio turnover rate	82%	58%	82%	53%	0%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in exsistence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

Annual Report 85

LAZARD U.S. MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$12.46	$14.41	$13.23	$13.20	$11.49

Income (loss) from investment operations:
Net investment income (a)	0.15	0.12	0.09	0.09	0.03
Net realized and unrealized gain (loss)	(4.93)	(0.51)	1.88	1.07	2.83

Total from investment operations	(4.78)	(0.39)	1.97	1.16	2.86

Less distributions from:
Net investment income	(0.18)	(0.11)	(0.08)	(0.07)	(0.04)
Net realized gains	—	(1.45)	(0.71)	(1.06)	(1.11)

Total distributions	(0.18)	(1.56)	(0.79)	(1.13)	(1.15)

Redemption fees	— (c)	— (c)	— (c)	—	— (c)

Net asset value, end of year	$7.50	$12.46	$14.41	$13.23	$13.20

Total Return (b)	(38.33)%	(2.93)%	14.85%	8.89%	24.97%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$103,650	$277,953	$235,367	$171,912	$56,431
Ratios to average net assets:
Net expenses	0.89%	0.87%	0.89%	0.93%	1.05%
Gross expenses	0.89%	0.87%	0.89%	0.93%	1.13%
Net investment income	1.41%	0.81%	0.66%	0.67%	0.21%
Portfolio turnover rate	81%	100%	76%	80%	92%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$12.29	$14.23	$13.07	$13.06	$11.38

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.09	0.05	0.05	(0.01)
Net realized and unrealized gain (loss)	(4.87)	(0.51)	1.86	1.05	2.80

Total from investment operations	(4.74)	(0.42)	1.91	1.10	2.79

Less distributions from:
Net investment income	(0.15)	(0.07)	(0.04)	(0.03)	—
Net realized gains	—	(1.45)	(0.71)	(1.06)	(1.11)

Total distributions	(0.15)	(1.52)	(0.75)	(1.09)	(1.11)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.40	$12.29	$14.23	$13.07	$13.06

Total Return (b)	(38.53)%	(3.17)%	14.57%	8.53%	24.59%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$64,372	$158,062	$80,410	$54,370	$30,412
Ratios to average net assets:
Net expenses	1.15%	1.13%	1.18%	1.23%	1.35%
Gross expenses	1.15%	1.13%	1.18%	1.23%	1.45%
Net investment income (loss)	1.17%	0.58%	0.37%	0.35%	(0.09)%
Portfolio turnover rate	81%	100%	76%	80%	92%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

86 Annual Report

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$11.58	$14.44	$15.40	$18.84	$19.49

Income (loss) from investment operations:
Net investment income (a)	0.01	0.04	0.02	0.02	0.01
Net realized and unrealized gain (loss)	(4.00)	(0.87)	2.60	0.76	2.93

Total from investment operations	(3.99)	(0.83)	2.62	0.78	2.94

Less distributions from:
Net investment income	—	(0.04)	(0.01)	(0.02)	(0.07)
Net realized gains	—	(1.99)	(3.57)	(4.20)	(3.52)

Total distributions	—	(2.03)	(3.58)	(4.22)	(3.59)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.59	$11.58	$14.44	$15.40	$18.84

Total Return (b)	(34.46)%	(6.38)%	17.11%	4.31%	15.28%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$36,934	$109,853	$196,483	$253,236	$390,906
Ratios to average net assets:
Net expenses	1.13%	0.93%	0.91%	0.88%	0.86%
Gross expenses	1.13%	0.93%	0.91%	0.88%	0.86%
Net investment income	0.08%	0.24%	0.10%	0.10%	0.07%
Portfolio turnover rate	138%	98%	86%	87%	100%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$11.43	$14.27	$15.29	$18.78	$19.44

Income (loss) from investment operations:
Net investment loss (a)	(0.03)	(0.01)	(0.03)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	(3.94)	(0.84)	2.58	0.75	2.91

Total from investment operations	(3.97)	(0.85)	2.55	0.71	2.86

Less distributions from:
Net investment income	—	—	—	—	— (c)
Net realized gains	—	(1.99)	(3.57)	(4.20)	(3.52)

Total distributions	—	(1.99)	(3.57)	(4.20)	(3.52)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.46	$11.43	$14.27	$15.29	$18.78

Total Return (b)	(34.73)%	(6.60)%	16.77%	3.93%	14.90%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,500	$25,203	$35,627	$37,057	$50,295
Ratios to average net assets:
Net expenses	1.49%	1.25%	1.23%	1.19%	1.18%
Gross expenses	1.49%	1.25%	1.23%	1.19%	1.18%
Net investment loss	(0.26)%	(0.07)%	(0.21)%	(0.21)%	(0.25)%
Portfolio turnover rate	138%	98%	86%	87%	100%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report 87

LAZARD U.S. SMALL CAP EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.03
Net realized and unrealized loss	(2.86)

Total from investment operations	(2.83)

Less distributions from:
Net investment income	(0.03)

Total distributions	(0.03)

Redemption fees	— (c)

Net asset value, end of period	$7.14

Total Return (b)	(28.24)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,809
Ratios to average net assets:
Net expenses (d)	1.25%
Gross expenses (d)	3.18%
Net investment income (d)	0.38%
Portfolio turnover rate	82%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.01
Net realized and unrealized loss	(2.85)

Total from investment operations	(2.84)

Less distributions from:
Net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$7.15

Total Return (b)	(28.43)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$84
Ratios to average net assets:
Net expenses (d)	1.55%
Gross expenses (d)	26.96%
Net investment income (d)	0.14%
Portfolio turnover rate	82%

*	Commencement of operations
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

88 Annual Report

LAZARD GLOBAL EQUITY INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.36
Net realized and unrealized loss	(3.83)

Total from investment operations	(3.47)

Less distributions from:
Net investment income	(0.28)

Total distributions	(0.28)

Net asset value, end of period	$6.25

Total Return (b)	(34.63)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,337
Ratios to average net assets:
Net expenses (c)	1.25%
Gross expenses (c)	15.02%
Net investment income (c)	5.80%
Portfolio turnover rate	66%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.31
Net realized and unrealized loss	(3.77)

Total from investment operations	(3.46)

Less distributions from:
Net investment income	(0.26)

Total distributions	(0.26)

Redemption fees	— (d)

Net asset value, end of period	$6.28

Total Return (b)	(34.57)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,591
Ratios to average net assets:
Net expenses (c)	1.55%
Gross expenses (c)	13.66%
Net investment income (c)	5.39%
Portfolio turnover rate	66%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report 89

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended

stock outstanding throughout each year	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$17.55	$16.31	$14.00	$12.91	$11.37

Income (loss) from investment operations:
Net investment income (a)	0.36	0.36	0.33	0.26	0.18
Net realized and unrealized gain (loss)	(7.00)	1.42	2.83	1.16	1.60

Total from investment operations	(6.64)	1.78	3.16	1.42	1.78

Less distributions from:
Net investment income	(0.41)	(0.54)	(0.85)	(0.33)	(0.24)

Total distributions	(0.41)	(0.54)	(0.85)	(0.33)	(0.24)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$10.50	$17.55	$16.31	$14.00	$12.91

Total Return (b)	(37.75)%	10.96%	22.92%	11.25%	16.01%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$119,870	$335,323	$701,145	$1,035,346	$1,509,462
Ratios to average net assets:
Net expenses	0.93%	0.89%	0.84%	0.89%	0.90%
Gross expenses	0.93%	0.89%	0.84%	0.89%	0.90%
Net investment income	2.47%	2.08%	2.14%	2.03%	1.51%
Portfolio turnover rate	44%	50%	68%	60%	58%

Selected data for a share of capital	Year Ended

stock outstanding throughout each year	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$17.69	$16.40	$14.03	$12.94	$11.37

Income (loss) from investment operations:
Net investment income (a)	0.31	0.32	0.25	0.23	0.14
Net realized and unrealized gain (loss)	(7.04)	1.41	2.87	1.16	1.61

Total from investment operations	(6.73)	1.73	3.12	1.39	1.75

Less distributions from:
Net investment income	(0.36)	(0.44)	(0.75)	(0.30)	(0.18)

Total distributions	(0.36)	(0.44)	(0.75)	(0.30)	(0.18)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$10.60	$17.69	$16.40	$14.03	$12.94

Total Return (b)	(37.98)%	10.57%	22.59%	10.93%	15.64%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$14,829	$32,449	$49,657	$48,770	$89,742
Ratios to average net assets:
Net expenses	1.28%	1.19%	1.15%	1.18%	1.20%
Gross expenses	1.28%	1.19%	1.15%	1.18%	1.20%
Net investment income	2.16%	1.89%	1.63%	1.78%	1.18%
Portfolio turnover rate	44%	50%	68%	60%	58%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

90 Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Year Ended

stock outstanding throughout each year	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$11.78	$13.07	$11.73	$11.25	$9.80

Income (loss) from investment operations:
Net investment income (a)	0.30	0.22	0.25	0.18	0.14
Net realized and unrealized gain (loss)	(4.73)	0.97	2.43	0.82	1.47

Total from investment operations	(4.43)	1.19	2.68	1.00	1.61

Less distributions from:
Net investment income	(0.33)	(0.25)	(0.23)	(0.16)	(0.16)
Net realized gains	(0.63)	(2.23)	(1.11)	(0.36)	—

Total distributions	(0.96)	(2.48)	(1.34)	(0.52)	(0.16)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$6.39	$11.78	$13.07	$11.73	$11.25

Total Return (b)	(38.74)%	9.25%	23.01%	8.90%	16.45%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,860	$12,103	$16,677	$12,262	$10,455
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	2.24%	1.67%	1.85%	1.97%	2.13%
Net investment income	3.06%	1.58%	1.90%	1.55%	1.43%
Portfolio turnover rate	52%	50%	40%	33%	16%

Selected data for a share of capital	Year Ended

stock outstanding throughout each year	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$11.81	$13.10	$11.75	$11.28	$9.82

Income (loss) from investment operations:
Net investment income (a)	0.26	0.16	0.21	0.12	0.13
Net realized and unrealized gain (loss)	(4.73)	0.99	2.44	0.83	1.46

Total from investment operations	(4.47)	1.15	2.65	0.95	1.59

Less distributions from:
Net investment income	(0.30)	(0.21)	(0.19)	(0.12)	(0.13)
Net realized gains	(0.63)	(2.23)	(1.11)	(0.36)	—

Total distributions	(0.93)	(2.44)	(1.30)	(0.48)	(0.13)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$6.41	$11.81	$13.10	$11.75	$11.28

Total Return (b)	(39.00)%	8.92%	22.72%	8.46%	16.17%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$5,853	$13,916	$12,545	$10,026	$6,744
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.47%	1.95%	2.13%	2.28%	2.47%
Net investment income	2.67%	1.21%	1.65%	1.05%	1.28%
Portfolio turnover rate	52%	50%	40%	33%	16%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report 91

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

				For the Period 10/31/05* to 12/31/05
Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$12.92	$12.66	$10.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.23	0.19	— (c)
Net realized and unrealized gain (loss)	(5.43)	1.36	2.64	0.79

Total from investment operations	(5.17)	1.59	2.83	0.79

Less distributions from:
Net investment income	(0.22)	(0.25)	(0.15)	—
Net realized gains	(0.02)	(1.08)	(0.81)	—

Total distributions	(0.24)	(1.33)	(0.96)	—

Redemption fees	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$7.51	$12.92	$12.66	$10.79

Total Return (b)	(39.98)%	12.88%	26.22%	7.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$245,604	$418,584	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.90%	0.88%	0.94%	1.46%
Gross expenses (d)	0.90%	0.88%	0.94%	1.46%
Net investment income (loss) (d)	2.48%	1.70%	1.57%	(0.20)%
Portfolio turnover rate	72%	84%	68%	12%

			For the Period 2/3/06* to 12/31/06
Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$12.90	$12.64	$11.49

Income (loss) from investment operations:
Net investment income (a)	0.23	0.17	0.12
Net realized and unrealized gain (loss)	(5.42)	1.37	1.93

Total from investment operations	(5.19)	1.54	2.05

Less distributions from:
Net investment income	(0.18)	(0.20)	(0.09)
Net realized gains	(0.02)	(1.08)	(0.81)

Total distributions	(0.20)	(1.28)	(0.90)

Redemption fees	— (c)	—	— (c)

Net asset value, end of period	$7.51	$12.90	$12.64

Total Return (b)	(40.18)%	12.37%	17.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,627	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.24%	1.28%	1.45%
Gross expenses (d)	1.24%	1.28%	1.63%
Net investment income (d)	2.23%	1.29%	1.10%
Portfolio turnover rate	72%	84%	68%

*	Commencement of operations.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

92 Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$10.49	$17.80	$17.10	$19.24	$15.46

Income (loss) from investment operations:
Net investment income (a)	0.15	0.27	0.22	0.24	0.29
Net realized and unrealized gain (loss)	(5.19)	(1.20)	4.16	2.45	4.66

Total from investment operations	(5.04)	(0.93)	4.38	2.69	4.95

Less distributions from:
Net investment income	(0.14)	(0.63)	(0.25)	(0.22)	(0.26)
Net realized gains	(0.51)	(5.75)	(3.43)	(4.61)	(0.91)

Total distributions	(0.65)	(6.38)	(3.68)	(4.83)	(1.17)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$4.80	$10.49	$17.80	$17.10	$19.24

Total Return (b)	(49.84)%	(4.61)%	26.31%	14.77%	32.28%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$74,640	$129,725	$698,166	$582,909	$674,066
Ratios to average net assets:
Net expenses	0.98%	0.91%	0.86%	0.93%	0.94%
Gross expenses	0.98%	0.91%	0.86%	0.93%	0.94%
Net investment income	1.81%	1.48%	1.20%	1.24%	1.71%
Portfolio turnover rate	61%	59%	49%	33%	39%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$10.51	$17.77	$17.09	$19.22	$15.41

Income (loss) from investment operations:
Net investment income (a)	0.13	0.21	0.17	0.18	0.23
Net realized and unrealized gain (loss)	(5.20)	(1.17)	4.13	2.45	4.64

Total from investment operations	(5.07)	(0.96)	4.30	2.63	4.87

Less distributions from:
Net investment income	(0.11)	(0.55)	(0.19)	(0.16)	(0.18)
Net realized gains	(0.51)	(5.75)	(3.43)	(4.61)	(0.91)

Total distributions	(0.62)	(6.30)	(3.62)	(4.77)	(1.09)

Redemption fees	— (c)	— (c)	— (c)	0.01	0.03

Net asset value, end of year	$4.82	$10.51	$17.77	$17.09	$19.22

Total Return (b)	(50.02)%	(4.79)%	25.83%	14.47%	32.04%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,052	$89,779	$137,358	$62,020	$49,585
Ratios to average net assets:
Net expenses	1.31%	1.20%	1.19%	1.27%	1.36%
Gross expenses	1.31%	1.20%	1.19%	1.27%	1.36%
Net investment income	1.56%	1.17%	0.89%	0.93%	1.30%
Portfolio turnover rate	61%	59%	49%	33%	39%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report 93

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$23.88	$20.60	$17.84	$13.98	$10.80

Income (loss) from investment operations:
Net investment income (a)	0.61	0.36	0.33	0.29	0.16
Net realized and unrealized gain (loss)	(11.78)	6.41	4.98	5.42	3.16

Total from investment operations	(11.17)	6.77	5.31	5.71	3.32

Less distributions from:
Net investment income	(0.49)	(0.29)	(0.27)	(0.18)	(0.14)
Net realized gains	(1.34)	(3.20)	(2.28)	(1.67)	—

Total distributions	(1.83)	(3.49)	(2.55)	(1.85)	(0.14)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$10.88	$23.88	$20.60	$17.84	$13.98

Total Return (b)	(47.88)%	33.05%	30.32%	41.40%	30.79%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,295,983	$5,270,497	$2,744,753	$1,413,671	$771,598
Ratios to average net assets:
Net expenses	1.17%	1.20%	1.20%	1.27%	1.32%
Gross expenses	1.17%	1.20%	1.20%	1.28%	1.32%
Net investment income	3.16%	1.51%	1.67%	1.82%	1.40%
Portfolio turnover rate	43%	53%	46%	48%	43%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$24.17	$20.82	$17.99	$14.06	$10.86

Income (loss) from investment operations:
Net investment income (a)	0.52	0.29	0.26	0.20	0.13
Net realized and unrealized gain (loss)	(11.87)	6.47	5.03	5.51	3.17

Total from investment operations	(11.35)	6.76	5.29	5.71	3.30

Less distributions from:
Net investment income	(0.43)	(0.22)	(0.18)	(0.14)	(0.10)
Net realized gains	(1.34)	(3.20)	(2.28)	(1.67)	—

Total distributions	(1.77)	(3.42)	(2.46)	(1.81)	(0.10)

Redemption fees	— (c)	0.01	— (c)	0.03	— (c)

Net asset value, end of year	$11.05	$24.17	$20.82	$17.99	$14.06

Total Return (b)	(48.09)%	32.71%	29.93%	41.31%	30.43%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,135,042	$1,467,458	$441,673	$195,944	$30,536
Ratios to average net assets:
Net expenses	1.53%	1.47%	1.54%	1.59%	1.60%
Gross expenses	1.54%	1.48%	1.54%	1.59%	1.71%
Net investment income	2.72%	1.19%	1.30%	1.21%	1.11%
Portfolio turnover rate	43%	53%	46%	48%	43%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

94 Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 9/30/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.01
Net realized and unrealized loss	(3.46)

Total from investment operations	(3.45)

Less distributions from:
Net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$6.54

Total Return (b)	(34.54)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,539
Ratios to average net assets:
Net expenses (c)	1.30%
Gross expenses (c)	11.98%
Net investment income (c)	0.34%
Portfolio turnover rate	72%

Selected data for a share of capital stock outstanding throughout the period	For the Period 9/30/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$10.00

Loss from investment operations:
Net investment loss (a)	— (d)
Net realized and unrealized loss	(3.45)

Total from investment operations	(3.45)

Net asset value, end of period	$6.55

Total Return (b)	(34.60)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$357
Ratios to average net assets:
Net expenses (c)	1.60%
Gross expenses (c)	28.95%
Net investment loss (c)	(0.09)%
Portfolio turnover rate	72%

* Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Period of less than one year is not annualized.
(c)	Annualized for period of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report 95

LAZARD U.S. HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$5.15	$5.36	$5.27	$5.47	$5.40

Income (loss) from investment operations:
Net investment income (a)	0.38	0.40	0.40	0.42	0.44
Net realized and unrealized gain (loss)	(1.37)	(0.21)	0.09	(0.19)	0.07

Total from investment operations	(0.99)	0.19	0.49	0.23	0.51

Less distributions from:
Net investment income	(0.38)	(0.40)	(0.40)	(0.43)	(0.44)

Total distributions	(0.38)	(0.40)	(0.40)	(0.43)	(0.44)

Redemption fees	— (c)	— (c)	—	—	— (c)

Net asset value, end of year	$3.78	$5.15	$5.36	$5.27	$5.47

Total Return (b)	(20.24)%	3.63%	9.71%	4.33%	9.88%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$34,262	$56,278	$68,452	$75,100	$96,759
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	1.00%	0.90%	0.90%	0.86%	0.89%
Net investment income	8.10%	7.56%	7.61%	7.89%	8.11%
Portfolio turnover rate	33%	20%	29%	22%	49%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$5.17	$5.37	$5.29	$5.48	$5.42

Income (loss) from investment operations:
Net investment income (a)	0.37	0.39	0.39	0.40	0.42
Net realized and unrealized gain (loss)	(1.38)	(0.21)	0.08	(0.19)	0.06

Total from investment operations	(1.01)	0.18	0.47	0.21	0.48

Less distributions from:
Net investment income	(0.37)	(0.39)	(0.39)	(0.41)	(0.42)

Total distributions	(0.37)	(0.39)	(0.39)	(0.41)	(0.42)

Redemption fees	— (c)	0.01	—	0.01	—

Net asset value, end of year	$3.79	$5.17	$5.37	$5.29	$5.48

Total Return (b)	(20.35)%	3.53%	9.18%	4.22%	9.33%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$5,220	$1,776	$2,179	$2,986	$7,223
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.74%	2.14%	2.12%	1.78%	1.67%
Net investment income	7.89%	7.24%	7.29%	7.47%	7.64%
Portfolio turnover rate	33%	20%	29%	22%	49%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

96 Annual Report

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/26/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.21
Net realized and unrealized loss	(2.59)

Total from investment operations	(2.38)

Less distributions from:
Net investment income	(0.26)

Total distributions	(0.26)

Redemption fees	— (c)

Net asset value, end of period	$7.36

Total Return (b)	(23.64)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%
Gross expenses (d)	1.27%
Net investment income (d)	3.01%
Portfolio turnover rate	94%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.30
Net realized and unrealized loss	(2.64)

Total from investment operations	(2.34)

Less distributions from:
Net investment income	(0.24)

Total distributions	(0.24)

Redemption fees	— (c)

Net asset value, end of period	$7.37

Total Return (b)	(23.44)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%
Gross expenses (d)	1.93%
Net investment income (d)	4.68%
Portfolio turnover rate	94%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report 97

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2008

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of fourteen no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio (formerly Lazard Mid Cap Portfolio), Lazard U.S. Small-Mid Cap Equity Portfolio (formerly Lazard Small Cap Portfolio and Lazard U.S. Small Cap Equity Portfolio), Lazard U.S. Small Cap Equity Value Portfolio (commenced operations on March 31, 2008), Lazard Global Equity Income Portfolio (commenced operations on March 31, 2008), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio (formerly Lazard International Small Cap Portfolio), Lazard Emerging Markets Equity Portfolio (formerly Lazard Emerging Markets Portfolio), Lazard Developing Markets Equity Portfolio (commenced operations on September 30, 2008), Lazard U.S. High Yield Portfolio (formerly Lazard High Yield Portfolio) and Lazard Capital Allocator Opportunistic Strategies Portfolio (commenced operations on March 26, 2008). The Fund offers two different classes of shares of the Portfolios -Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors (the “Board”).

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will

98 Annual Report

reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At December 31, 2008, there were no securities out on loan.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolios record a realized gain (loss) equal to the difference between the value at the time it was opened

Annual Report 99

and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Portfolios’ accompanying Statements of Operations.

(f) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that if the option was exercised the underlying security or other assets could then be purchased or sold by the Portfolio at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2008, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2009	Expiring 2010

U.S. High Yield	$20,597,061	$15,965,273

Portfolio	Expiring 2011	Expiring 2016

U.S. Equity Value	$—	$1,426,092
U.S. Strategic Equity	—	14,442,653
U.S. Mid Cap Equity	—	82,095,467
U.S. Small-Mid Cap Equity	—	13,148,818
U.S. Small Cap Equity Value	—	811,731
Global Equity Income	—	184,762
International Equity	11,175,692	1,141,203
International Equity Select	—	876,488

Portfolio	Expiring 2011	Expiring 2016

International Strategic Equity	$—	$36,546,429
International Small Cap Equity	—	27,930,381
Emerging Markets Equity	—	—
Developing Markets Equity	—	116,097
U.S. High Yield	2,546,543	1,483,852
Capital Allocator Opportunistic
Strategies	—	7,189,417

In December of 2008, U.S. High Yield Portfolio had $6,354,236 of unused realized capital losses expire.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2008 and December 31, 2008 as follows:

Portfolio	Amount

U.S. Equity Value	$547,018
U.S. Strategic Equity	6,884,418
U.S. Mid Cap Equity	20,927,055
U.S. Small-Mid Cap Equity	6,129,739
U.S. Small Cap Equity Value	920,043
Global Equity Income	236,943
International Equity	3,776,315
International Equity Select	990,449
International Strategic Equity	11,203,004
International Small Cap Equity	8,095,815
Emerging Markets Equity	409,803,310
Developing Markets Equity	202,066
U.S. High Yield	1,150,616
Capital Allocator Opportunistic Strategies	10,822,320

The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

100 Annual Report

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of U.S. High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

The International Small Cap Equity Portfolio, on its 2007 tax return, treated as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would otherwise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to nonredeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio’s use of equalization.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

During the year ended December 31, 2008, International Equity and Emerging Markets Equity Portfolios processed in-kind redemptions to shareholders which resulted in $484,329 and $6,231,733 of net capital gain, respectively, which is attributable to the redeeming shareholders, and not to the Portfolios, for tax purposes, and are included in real-

ized gain (loss) on investments on the Statements of Operations and Statements of Changes in Net Assets.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2008	2007	2008	2007

U.S. Equity Value
Institutional	$156,785	$478,858	$—	$16,463
Open	2,676	20,920	—	831
U.S. Strategic Equity
Institutional	1,124,728	6,472,019	928,596	7,706,590
Open	118,843	777,959	123,044	1,004,993
U.S. Mid Cap Equity
Institutional	2,377,086	13,603,976	—	18,065,282
Open	1,273,350	7,406,132	—	10,423,248
U.S. Small-Mid Cap Equity
Institutional	—	3,711,506	—	15,787,035
Open	—	738,642	—	3,500,516
U.S. Small Cap Equity Value
Institutional	54,903	—	—	—
Open	74	—	—	—
Global Equity Income
Institutional	57,873	—	—	—
Open	97,859	—	—	—
International Equity
Institutional	4,547,423	10,448,711	—	—
Open	462,171	823,251	—	—
International Equity Select
Institutional	322,809	346,293	342,005	2,019,574
Open	439,528	334,109	503,650	2,109,343
International Strategic Equity
Institutional	6,931,410	13,278,825	659,904	26,754,808
Open	325,040	462,069	45,090	1,033,836
International Small Cap Equity
Institutional	2,145,998	5,758,113	7,176,123	134,152,162
Open	692,577	3,367,712	3,460,853	67,409,848
Emerging Markets Equity
Institutional	249,267,089	214,063,713	238,093,563	453,898,008
Open	79,639,033	55,695,763	83,364,601	126,188,094
Developing Markets Equity
Institutional	5,744	—	—	—
Open	—	—	—	—

Annual Report 101

	Ordinary Income		Long-Term Capital Gain
Portfolio	2008	2007	2008	2007

U.S. High Yield
Institutional	$3,765,781	$5,035,000	$—	$—
Open	334,254	164,579	—	—
Capital Allocator Opportunistic Strategies
Institutional	4,062,392	—	—	—
Open	213,626	—	—	—

As of December 31, 2008, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain

U.S. Equity Value	$624	$—
U.S. Mid Cap Equity	44,057	—
U.S. Small Cap Equity Value	10,725	—
Global Equity Income	9,270	—
International Equity	50,537	—
International Equity Select	13,966	—
International Strategic Equity	1,114,983	—

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to only Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Equity Value	0.75%
U.S. Strategic Equity	0.75
U.S. Mid Cap Equity	0.75
U.S. Small-Mid Cap Equity	0.75
U.S. Small Cap Equity Value	1.00
Global Equity Income	1.00
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Emerging Markets Equity	1.00
Developing Markets Equity	1.00
U.S. High Yield	0.55
Capital Allocator Opportunistic Strategies	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
U.S. Mid Cap Equity	1.05	1.35
U.S. Small Cap Equity Value	1.25	1.55
Global Equity Income	1.25	1.55

102 Annual Report

Portfolio	Institutional Shares	Open Shares

International Equity Select	1.15%	1.45%
International Strategic Equity	N/A	1.45
International Small Cap Equity	N/A	1.43
Emerging Markets Equity	N/A	1.60
Developing Markets Equity	1.30	1.60
U.S. High Yield	0.55	0.85
Capital Allocator Opportunistic Strategies	1.02	1.32

During the period ended December 31, 2008, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$165,970	$25,500
U.S. Strategic Equity	3,875	14,850
U.S. Small Cap Equity Value	212,241	18,000
Global Equity Income	127,758	163,947
International Equity Select	88,035	103,496
Developing Markets Equity	139,821	11,132
U.S. High Yield	210,147	37,385
Capital Allocator Opportunistic Strategies	231,867	23,132

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for U.S. Equity Value, U.S. Small Cap Equity Value, Global Equity Income and Developing Markets Equity Portfolios until the respective Portfolios’ net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended December 31, 2008 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$9,922,874	$8,239,602
U.S. Strategic Equity	66,086,584	67,435,170
U.S. Mid Cap Equity	232,495,111	360,389,038
U.S. Small-Mid Cap Equity	115,828,864	174,911,535
U.S. Small Cap Equity Value	28,924,064	12,357,679
Global Equity Income	9,288,806	2,059,080
International Equity	97,636,952	191,504,698
International Equity Select	9,216,536	15,973,800
International Strategic Equity	258,127,583	248,945,241
International Small Cap Equity	100,380,471	109,818,544
Emerging Markets Equity	4,593,604,992	2,646,535,874
Developing Markets Equity	6,199,650	3,845,889
U.S. High Yield	15,617,209	21,179,347
Capital Allocator Opportunistic Strategies	201,585,149	133,610,840

For the period ended December 31, 2008, no brokerage commissions were paid to affiliates of the Investment Man-

Annual Report 103

ager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee from January 1, 2008 to July 20, 2008 and a 0.11% annum fee from July 21, 2008 to December 31, 2008 on the unused portion of the commitment, payable quarterly in arrears. During the period ended December 31, 2008, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

U.S. Strategic Equity	$710,000	$1,000,000	2.77%
U.S. Mid Cap Equity	9,271,385	23,401,000	3.11
U.S. Small-Mid Cap Equity	1,135,000	3,200,000	2.80
U.S. Small Cap Equity Value	87,500	200,000	1.18
Global Equity Income	295,571	370,000	2.68
International Equity	2,253,200	3,710,000	2.74
International Equity Select	240,855	300,000	2.15
International Small Cap Equity	1,843,000	3,000,000	2.82

At December 31, 2008, International Equity Select Portfolio had line of credit outstanding of $300,000.

7. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2008:

	Investments in Securities

Level	U.S. Equity Value Portfolio*	U.S. Strategic Equity Portfolio*	U.S. Mid Cap Equity Portfolio*

Level 1	$6,466,663	$60,248,040	$166,415,573
Level 2	—	1,647,000	3,028,000
Level 3	—	—	—

Total	$6,466,663	$61,895,040	$169,443,573

104 Annual Report

	Investments in Securities

Level	U.S. Small-Mid Cap Equity Portfolio†		U.S. Small Cap Equity Value Portfolio*		Global Equity Income Portfolio*

Level 1	$46,015,712		$11,451,351		$2,608,924
Level 2	1,849,000		—		4,318,970	**
Level 3	—		—		—

Total	$47,864,712		$11,451,351		$6,927,894

	Investments in Securities

Level	International Equity Portfolio*		International Equity Select Portfolio*		International Strategic Equity Portfolio*

Level 1	$6,485,927		$6,793,063		$6,301,044
Level 2	127,785,680	**	2,688,934	**	250,547,457	**
Level 3	—		—		—

Total	$134,271,607		$9,481,997		$256,848,501

	Investments in Securities

Level	International Small Cap Equity Portfolio		Emerging Markets Equity Portfolio*		Developing Markets Equity Portfolio*

Level 1	$160,058		$933,750,772		$3,479,847
Level 2	103,814,451	**	3,460,417,879	**	3,014,869	**
Level 3	288,667		—		—

Total	$104,263,176		$4,394,168,651		$6,494,716

	U.S. High Yield Portfolio		Capital Allocator Opportunistic Strategies Portfolio*

Level	Investments In Securities		Investments In Securities		Other Financial Instruments††

Level 1	$—		$116,639,448		$—
Level 2	38,162,235		2,685,000		(511,071)
Level 3	550		—		—

Total	$38,162,785		$119,324,448		$(511,071)

*	There were no investments in securities characterized as Level 3 on December 31, 2008.
**	Includes certain foreign securities whose fair value was determined, on December 31, 2008, with the assistance of a pricing service, in accordance with procedures approved by the Board.
†	There was one security characterized as Level 3 which was valued at zero throughout 2008.
††	Other financial instruments are derivative instruments such as forward contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities

	International Small Cap Equity Portfolio	U.S. High Yield Portfolio

Balance as of 12/31/07	$2,763,679	$294
Accrued discounts/premiums	—	—
Realized gain (loss)	(731,979)	—
Change in unrealized appreciation/depreciation	(2,529,062)	(1,295)
Net purchases (sales)	786,029	1,551
Net transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	$288,667	$550

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/2008	$(2,529,062)	$(1,295)

9. Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. Management is currently assessing the impact that SFAS 161 will have on the Fund’s financial statements and related disclosures upon adoption.

In September 2008, FASB issued FASB Staff Position FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees (“FSP FAS 133-1”), which is effective for fiscal years ending after November 15, 2008. FSP FAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each derivatives (or group of similar credit derivatives) presented in the Statement of Assets and Liabilities. The adoption of FSP FAS 133-1 did not have any material effect on the Fund’s financial statements and related disclosures.

10. Subsequent Event

The Board had approved the closing of U.S. Small Cap Equity Value Portfolio on January 16, 2009 and it was liquidated on February 12, 2009.

Annual Report 105

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Lazard Funds, Inc. (the “Fund”, comprised of Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard U.S. Small Cap Equity Value Portfolio (commenced operations March 31, 2008), Lazard Global Equity Income Portfolio (commenced operations March 31, 2008), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio (commenced operations September 30, 2008), Lazard U.S. High Yield Portfolio and Lazard Capital Allocator Opportunistic Strategies Portfolio (commenced operations March 26, 2008) as of December 31, 2008 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2008, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2008, and the financial highlights for the periods presented in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 27, 2009

106 Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:
Kenneth S. Davidson (63)	Director (August 1995)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director (April 2007)

Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF Funds and TIAA-CREF Life Funds, and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (78)	Director (October 1991)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (68)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (64)	Director (May 1991)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (61)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis
Interested Directors(3):
Charles Carroll (48)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (48)	Director (July 2005)	Chief Executive Officer of the Investment Manager

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his or her successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

Annual Report 107

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (36)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (46)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Director and Chief Compliance Officer of the Investment Manager

Cesar A. Trelles (34)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

108 Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

At the meeting of the Fund’s Board of Directors held on November 3, 2008, the Board considered the approval, for an additional annual period, of the Management Agreement. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 20 portfolios comprises approximately $8 billion of the approximately $100 billion of total assets under the management of the Investment Manager and its global affiliates). The representatives of the Investment Manager noted that the Investment Manager provides significant benefits to the Fund and its Portfolios through substantial investment in the Investment Manager’s global investment advisory business, including technology and operational support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The representatives of the Investment Manager reviewed the Fund’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each. The representatives of the Investment Manager reviewed the asset growth or decline in each Portfolio.

The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services are greater than those typically provided to an $8 billion fund complex.

Comparative Performance and Advisory Fees and Expense Ratios

The Directors reviewed the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information through September 30, 2008 prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Performance. The Directors noted that, as discussed below, the Portfolios were variously above, at or below the median ranges of the relevant Lipper comparison group (“Group”) and/or Lipper category (“Category”) over the measurement periods.

The performance of the U.S. Equity Value Portfolio was competitive for longer time periods, although performance had declined in the most recent one year period. Performance of the U.S. Strategic Equity, International Equity,

Annual Report 109

International Equity Select, International Strategic Equity and International Small Cap Equity Portfolios was below the Group and Category medians for most of the performance periods reported by Lipper, but more recent relative performance for shorter time periods showed improvement. The performance of the U.S. Mid Cap Equity, U.S. Small-Mid Cap Equity, U.S. Small Cap Equity Value and Global Equity Income Portfolios were generally at or below the Group and Category medians over the measurement periods, while the performance of the Emerging Markets Equity, U.S. High Yield and Capital Allocator Opportunistic Strategies Portfolios were generally at or above the median ranges of the relevant Group or Category over most measurement periods. The Investment Manager’s representatives noted that the Directors received regular updates on the Investment Manager’s efforts to improve performance.

Advisory Fees and Expense Ratios. The Directors also discussed the advisory fees and current expense ratios for each Portfolio, noting the assumptions used in the comparisons, and it was noted that, except for the U.S. Equity Value and U.S. Small Cap Equity Value Portfolios, they are generally within the median ranges of each Portfolio’s Group for at least one share class. It was noted that for several of the Portfolios the Investment Manager was waiving all or part of its advisory fees and/or reimbursing expenses. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for certain Portfolios. A discussion of the fees charged and services provided under the Management Agreement ensued.

The Directors also considered advisory fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager in the same Lipper category as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolio. The Directors considered the relevance of the fee information provided for Similar

Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio’s advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that differences in fees paid by Similar Accounts were generally consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager for the calendar year ending December 31, 2008 and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, receive any significant indirect benefits from managing the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager is currently used for brokerage purposes on only a very limited basis and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter.

The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and record-keeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares. The Directors accepted management’s assertions and concluded that the fees paid by the Fund pursuant to the Plan could reasonably be expected to benefit the Portfolios.

It was noted that for each Portfolio the profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall service levels, were thought not to be excessive, and the Board concurred with this analysis.

110 Annual Report

The Directors considered the Investment Manager’s profitability (projected for the 2008 calendar year) with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Investment Manager representatives noted that profitability levels had been relatively stable in recent years. The Directors evaluated the costs of the services provided and profits realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. The Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business or adding discounts to a Portfolio’s advisory fee schedule as a Portfolio’s assets increase. It was noted that a discussion of economies of scale should be predicated on increasing assets and that, for Portfolios with declining assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced. The Directors determined that they would revisit potential economies of scale no later than when they next reviewed the investment advisory fee in connection with renewal of the Management Agreement.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services associated with a $100 billion global asset management business.

•

The Board was satisfied with the overall performance of the U.S. Equity Value, Emerging Markets Equity, U.S. High Yield and Capital Allocator Opportunistic Strategies Portfolios and with the improving performance of the U.S. Strategic Equity Portfolio, U.S. Small-Mid Cap Equity, and the international Portfolios, and the Board would continue to monitor the performance of the U.S. Mid Cap Equity, U.S. Small-Mid Cap Equity, U.S. Small Cap Equity Value and Global Equity Income Portfolios.

•

The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the services provided, comparative advisory fee and expense ratio information, costs of the services provided and profits realized and other benefits derived by the Investment Manager from the relationship with the Fund.

•

The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and believed that, based on the considerations discussed above, the Fund’s fee schedules are reasonable in light of current economies of scale considerations and asset levels. In addition, the Board considered that it intends to continue to evaluate whether any material asset growth by the Portfolios has created, or would create, material economies of scale for the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

Annual Report 111

The Lazard Funds, Inc. Tax Information Year Ended December 31, 2008 (unaudited)

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2008:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2008 1099-DIV.

Portfolio	Percentage

U.S. Equity Value	100.00%
U.S. Strategic Equity	92.57
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	—
U.S. Small Cap Equity Value	100.00
Global Equity Income	100.00
International Equity	100.00
International Equity Select	82.05
International Strategic Equity	100.00
International Small Cap Equity	100.00
Emerging Markets Equity	62.73
Developing Markets Equity	—
U.S. High Yield	—
Capital Allocator Opportunistic Strategies	15.60

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

U.S. Equity Value	100.00%
U.S. Strategic Equity	95.13
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	—
U.S. Small Cap Equity Value	100.00
Global Equity Income	27.80
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap Equity	—
Emerging Markets Equity	—
Developing Markets Equity	—
U.S. High Yield	—
Capital Allocator Opportunistic Strategies	7.07

112 Annual Report

Pursuant to Section 871 of the Code, the corresponding amounts have been designated as qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Portfolio	Amount

U.S. Equity Value	$—
U.S. Strategic Equity	—
U.S. Mid Cap Equity	—
U.S. Small-Mid Cap Equity	—
U.S. Small Cap Equity Value	—
Global Equity Income	—
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap Equity	—
Emerging Markets Equity	102,467,061
Developing Markets Equity	—
U.S. High Yield	—
Capital Allocator Opportunistic Strategies	—

Annual Report 113

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The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2008 Lazard Asset Management LLC

12/08 LZDPS013

ITEM 2. CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman, Mr. Solmson and Ms. Eckl are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $437,700 in 2007 and $590,100 in 2008.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $67,200 in 2007 and $95,600 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. There were no services provided by the Auditor that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $67,200 in 2007 and $95,600 in 2008. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures,including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. There were no material changes to these procedures during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date March 10, 2009

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date March 10, 2009